UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2010

Nuveen Santa Barbara Dividend Growth Fund	Nuveen Santa Barbara Growth Fund	Nuveen Santa Barbara International Equity Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara International Equity Fund are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc.

James Boothe, CFA, serves as portfolio manager for the Dividend Growth Fund. Jim has more than 20 years of investment management experience, and has managed the Fund since its inception in 2006.

Michael Mayfield, Santa Barbara’s president and chief executive officer, James Boothe and Britton Smith, CFA, co-manage the Growth Fund. Mike has more than 20 years of investment management experience and Britton has more than 10 years of experience.

Tracy Stouffer, CFA, serves as portfolio manager for the International Equity Fund. Tracy has more than 20 years of investment experience.

We recently spoke with the portfolio managers about economic and market conditions, key investment strategies and performance of the Funds for the twelve-month period ended July 31, 2010.

What were the general market conditions during the reporting period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

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Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

The equity markets of the past year generally have continued their upward trend while experiencing alternating bouts of euphoria and pessimism in the process. Climbing steadily through the end of 2009 due to an improving economic outlook and the return of earnings growth, the markets retrenched in late January 2010 as profits were taken. A round of positive first quarter earnings surprises resulted in many stock prices making 52-week highs in late April before sovereign debt issues, the Gulf oil spill and continued high levels of unemployment conspired to dampen spirits and bring prices down through the end of June. Many stocks reversed course again in July 2010 on the back of another set of strong quarterly earnings reports.

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, financial markets faced numerous obstacles throughout the period. Some rating agencies downgraded the sovereign debt of Greece and Spain. Dubai World announced in late November 2009 that it would need to restructure its debt. In response to the financial crisis, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

How did the Funds perform during the twelve-month period ended July 31, 2010?

The table on page eight provides performance information for the Funds (Class A Shares at net asset value) for the one-year and since inception periods ended July 31, 2010. The table also compares the Funds’ returns to appropriate indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

The Fund’s Class A Shares at net asset value underperformed both of its comparative indexes for the twelve-month period July 31, 2010.

Santa Barbara’s investment philosophy for this Fund is to provide an attractive total return comprised of dividends and long-term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500 Index, 2) lower volatility than the S&P 500 Index, and 3) a focus on companies growing their dividends.

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The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as utilities, financials, and energy.

During this reporting period, the main factors in our relative underperformance included our overweight in utilities and telecommunications sectors, not owning Apple (a non-dividend paying stock) and the poor returns of several specific holdings. We have since trimmed our utility holdings, as we see the near term prospects cloudy with low natural gas prices. We also trimmed our telecommunications holdings as we sold Telefonica, which was affected by concerns about the value of the Euro and the general economic stress in a number of Euro zone countries.

One stock that contributed positively to performance was New York Bank, a commercial lender focused on the New York City multi-family market. Their business was not affected as much in the credit crisis as many of their consumer-exposed peers. They were one of the few large banks that did not participate in the Federal TARP program and were able to participate in some very accretive FDIC-assisted acquisitions over the period.

Also contributing positively was Emerson, one of our core industrial holdings. The company has very competent management, diversified businesses, and a good mix of developed and emerging market exposure. They have weathered the downturn better than more cyclical industrials and recently have focused on divesting slower businesses and growing in emerging markets.

In addition, Southern Copper did well as copper prices rebounded off their lows in December 2009. Demand from China was viewed to be coming back as the global economy seemed to start a recovery.

As mentioned earlier, we had several holdings which detracted from performance. One was Pfizer, a new addition to the Fund that did not start out well because a few products in their development pipeline were terminated and questions regarding their Wyeth acquisition created market uncertainty.

Manulife, another holding that hurt performance during the period, was sold in the third quarter of 2009 after a string of disappointing results and a looming dividend cut. The company hedged less than the industry and, as a result of the downturn due to the credit crisis, the firm saw a precipitous decline in its capital ratios.

Our QUALCOMM holding also negatively impacted the Fund’s return. The company has traditionally been considered a growth stock that paid a fast-growing dividend. However, in the current economic downturn the mobile phone industry has fallen victim to both volume declines and pricing pressure, despite the rise of higher-priced smart phones. Recent results have been more encouraging, indicating that perhaps we have seen the worst of the decline in active server pages, and that the worldwide volume growth in smart and feature phones and revenues from new products will once again outpace the natural effects of technology price declines.

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We added several names to the portfolio throughout the period including Shaw Communications, US Bancorp, Pfizer, Novo Nordisk, Wal-Mart, Caterpillar, Leggett & Platt, Accenture, and Seadrill.

We eliminated several names as well, including PPL Corporation, Eli Lilly, Garmin, Cenovous Energy, Exelon, Telefonica, Becton Dickinson, and Hudson City Bancorp.

Nuveen Santa Barbara Growth Fund

The Fund’s Class A Shares at net asset value outperformed the Lipper Index, but underperformed the Russell Index during the twelve-month reporting period ended July 31, 2010.

This Fund seeks to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. We do not engage in market timing and momentum-driven trading, instead preferring to buy and hold companies that can grow earnings and revenues throughout various business and market cycles.

The Fund is comprised of companies that on average are less prone to economic cyclicality than those in the Russell 1000 Growth Index and therefore generally outperforms in the wake of market highs and generally underperforms following market lows. The experience in the current economic cycle is consistent with past results. The Fund underperformed the Russell Index as the market moved aggressively upward in the second half of 2009 and outperformed during the significant increase in market volatility seen in the past several months of the reporting period.

Holdings that contributed positively to performance over the period included Akamai Technologies, which saw increased demand for its products and services as content on the internet continued to proliferate. The company provides services for accelerating and improving the delivery of content and applications over the internet, ranging from live and on-demand streaming video capabilities to conventional web site content, as well as tools that help people transact business and reach out to new and existing customers.

Stanley Black & Decker, Inc., formerly The Stanley Works, also contributed positively to performance due to expected synergies associated with its acquisition of Black & Decker. The company focuses on operating in the hand and power tools, mechanical and electronic security, and engineered fasteners with brands, such as Stanley, Black & Decker, FatMax, DeWalt, Bostitch, Porter-Cable, Facom, Emhart Teknologies, Proto, Kwikset and Mac Tools. The position was sold before the end of the period.

The Fund also benefited from its position in Parker-Hannifin Corporation due to an improved earnings trend coming off the bottom of the recessionary cycle. The company is a full-line diversified manufacturer of motion and control technologies and systems, including fluid power systems, electromechanical controls and related components. The position was sold before the end of the period.

Several holdings detracted from performance. In particular, Bunge Limited detracted from relative performance due to depressed demand and corresponding pricing of their products during the recession. Bunge is a global agribusiness and food company

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operating in the farm-to-consumer food chain. The firm is engaged in oilseed processing, producing and supplying of fertilizer to farmers in South America and selling of packaged vegetable oils worldwide.

Gilead Sciences, Inc. detracted from relative performance due to reduced demand for its products during the recession and general uncertainty for its growth prospects related to the health care legislation enacted this year. Gilead is a biopharmaceutical company that discovers, develops and commercializes therapeutics. The firm has operations in North America, Europe and Australia, and its products include Truvada, Atripla, Viread, Emtriva, Hepsera, AmBisome, Letairis, Ranexa, Vistide and Cayston.

Similarly, Quest Diagnostics Incorporated also detracted from relative performance due to reduced demand and general uncertainty in the health care area. Quest is a provider of diagnostic testing, information and services. The company offers United States patients and physicians access to diagnostic testing services through its nationwide network of laboratories and company-owned patient service centers.

We added several new positions to the Fund throughout the reporting period, including Google, Wells Fargo, EMC, Pepsi, Occidental, DCI, Brown Forman, FTI Consulting and Visa.

We also sold several holdings throughout the period. Affiliated Computer was sold due to it being fully valued as a result of its acquisition by Xerox. We also sold Raytheon, Burlington Northern (purchased by Berkshire Hathaway), XTO Energy (purchased by Exxon Mobil), and Alcon. Stanley Works and Parker Hanniflin also were sold during the period.

Nuveen Santa Barbara International Equity Fund

The Fund’s Class A Shares at net asset value outperformed both comparative indexes for the twelve-month period ending July 31, 2010.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment processes center on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors in an effort to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk assessments. Some of the factors that Santa Barbara uses to identify potential investments include: consistent, above average earnings growth over the long term; strong earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

During the one-year period, we witnessed the rebound of both the economies and the markets from the depths of the financial crisis, followed by renewed fears about the

6	Nuveen Investments

survival of the euro and the financial viability of countries like Portugal, Ireland, Italy, Greece and Spain. Throughout the period, the markets were impacted by politics and policy responses across the globe as well as headline risk associated with U.S. financial and health care reform. Some feared that Chinese tightening measures to curb speculative demand, restore some currency flexibility and introduce meaningful wage increases might slow that country’s economic growth. These policy actions are consistent with China’s desire to transform its economy from export to internal consumption, and is reflected in our portfolio holdings.

The largest positive contributors to performance over the period were our holdings in the consumer discretionary sector, an area that was more than double-weighted versus the benchmark and represented our biggest single weight in the portfolio. The positive return was due both to sector allocation and stock selection. Also contributing to the positive performance was our overweight in energy and technology, and our underweight in financials.

Several other holdings also contributed positively to performance. One of these included ARM Holdings of the UK, which licenses intellectual property to semiconductor manufacturers. ARM continues to gain share in long-term growth markets, primarily in the mobile phone market. ARM is the key processor core for smart phones as its technology allows for smaller and more efficient devices. ARM’s recent financial highlights include strong licensing revenue growth and margin expansion.

Aixtron produces specialized equipment for manufacturing compound semiconductors, primarily for LED screens. Driving its sales is the rampant adoption of LEDs in consumer electronics (TVs, tablets, laptops), which are primarily employed as backlighting devices. As of the second quarter of 2010, revenues and earnings have improved sequentially for the last five quarters.

Lastly, ASOS is ten year old internet retailer that has evolved from a small entrepreneurial start-up to a leading UK fashion brand. ASOS is credited with revolutionizing online fashion retail in the UK. The widely predicted slowdown in consumer spending, specifically amongst the younger customer groups did not materialize and the internet continued its strong growth as a retail channel. In addition to its domestic sales success, ASOS international revenue increased more than 95% over the trailing twelve-month period ended June 30, 2010.

Several holdings detracted from performance, including Nomura Holdings, which is the leading investment bank in Japan. With the acquisition of Lehman Asia assets last year, Nomura is transforming into a major multi-national investment bank. However, its results have been disappointing. The cultural and organizational challenges with the integration have been numerous and earnings results weak. We sold the stock before the end of the period.

Also negatively impacting performance was centrotherm photovoltaics, a Germany-based market leader in solar equipment and services. While results have exceeded expectations, driven by investment activity in Asia and Eastern Europe, sentiment regarding the near-term future of the renewable energy industry has been negative. As customers become more sophisticated, they have shifted from buying turnkey solutions to individual specialized pieces of equipment, which weighed on the performance of the company’s stock. This position was sold before the end of the period.

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[1]

Since inception returns for Dividend Growth and Growth Funds are as of 3/28/2006, and for their comparative indexes since inception returns are as of 3/31/06. Since inception return for the International Equity Fund is from 4/24/09, and for the comparative indexes since inception returns are as of 4/30/09.

2	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper International Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The MSCI World Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 24 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Lastly, Opera Software, based in Norway, develops web browsers for desktop and smart phones. It has cross-platform web browser technology known for its performance standards compliance. However, the stock has suffered recently due to the challenges in monetizing its active desktop and mobile internet users. This position also was sold before the end of the period.

Our preference for developed versus emerging markets changed over the course of the period, reflected in a maximum weighting in emerging markets through the third quarter of 2009, then a shift in preference toward developed markets into the second quarter of 2010 as the U.S. dollar strengthened. Our preference by the end of the second quarter of 2010 again shifted in favor of emerging markets, particularly in southeast Asia. Asia’s population is young and growing, and it needs to increase the availability of consumer goods, promote education and look after the aging. This should create structural winners in staples, health care and education.

Class A Shares – Average Annual Total Returns as of 7/31/10

	Average Annual
	1-Year	Since inception[1]
Nuveen Santa Barbara Dividend Growth Fund
A Shares at NAV	10.46%	2.56%
A Shares at Offer	4.13%	1.18%
Lipper Equity Income Funds Index[2]	13.82%	-1.59%
S&P 500 Index[3]	13.84%	-1.55%
Nuveen Santa Barbara Growth Fund
A Shares at NAV	11.53%	-3.45%
A Shares at Offer	5.10%	-4.75%
Lipper Large-Cap Core Funds Index[4]	11.44%	-1.72%
Russell 1000 Growth Index[5]	13.65%	-0.13%
Nuveen Santa Barbara International Equity Fund
A Shares at NAV	17.42%	35.53%
A Shares at Offer	10.67%	29.36%
Lipper International Multi-Cap Growth Funds Index[6]	12.97%	43.04%
MSCI World Index[7]	10.40%	23.55%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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Nuveen Santa Barbara Dividend Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Growth Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Nuveen Santa Barbara International Equity Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with the corresponding indexes. The Lipper International Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Growth Funds category. The MSCI World Index is an unmanaged index comprised of a capitalization weighted sampling of the companies listed on the stock exchanges of 24 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Fund Spotlight as of 7/31/10 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSBAX	NSBBX	NSBCX	NBDRX	NSBRX
NAV	$20.53	$20.52	$20.51	$20.67	$20.54
Latest Ordinary Income Distribution[1]	$0.0907	$0.0518	$0.0518	$0.0783	$0.1037
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	10.46%	4.13%
Since Inception	2.56%	1.18%

B Shares	w/o CDSC	w/CDSC
1-Year	9.72%	5.72%
Since Inception	1.81%	1.37%

C Shares	NAV
1-Year	9.65%
Since Inception	1.80%

R3 Shares	NAV
1-Year	10.23%
Since Inception	2.32%

I Shares	NAV
1-Year	10.79%
Since Inception	2.82%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.60%	1.25%
Class B	2.27%	2.00%
Class C	2.29%	2.00%
Class R3	2.08%	1.50%
Class I	1.30%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	9.15%	2.88%
Since Inception	0.77%	-0.62%

B Shares	w/o CDSC	w/CDSC
1-Year	8.35%	4.35%
Since Inception	0.02%	-0.42%

C Shares	NAV
1-Year	8.34%
Since Inception	0.01%

R3 Shares	NAV
1-Year	8.88%
Since Inception	0.52%

I Shares	NAV
1-Year	9.42%
Since Inception	1.02%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$111,647
Number of Common Stocks	39

Top Five Common Stock Holdings[3]
QUALCOMM, Inc.	3.4%
Chevron Corporation	3.2%
Southern Copper Corporation	3.1%
JPMorgan Chase & Co.	3.1%
Microchip Technology Incorporated	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on July 1, 2010.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	11

Fund Spotlight (continued) as of 7/31/10 Nuveen Santa Barbara Dividend Growth Fund

Portfolio Composition[1]
Pharmaceuticals	8.2%
Oil, Gas & Consumable Fuels	7.8%
IT Services	7.0%
Tobacco	5.6%
Commercial Banks	4.9%
Machinery	4.7%
Media	3.9%
Communications Equipment	3.3%
Metals & Mining	3.1%
Diversified Financial Services	3.1%
Semiconductors & Equipment	2.9%
Beverages	2.9%
Energy Equipment & Services	2.8%
Diversified Telecommunication Services	2.8%
Hotels, Restaurants & Leisure	2.7%
Software	2.7%
Insurance	2.7%
Commercial Services & Supplies	2.6%
Thrifts & Mortgage Finance	2.6%
Gas Utilities	2.6%
Short-Term Investments	1.6%
Other	19.5%
1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. The Fund’s potential investment in foreign securities involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. The Fund’s focus on dividend paying securities presents credit risk and the risks of greater exposure to certain economic sectors rather than the broad equity market. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,040.50	$1,036.70	$1,036.50	$1,039.00	$1,041.80	$1,018.45	$1,014.73	$1,014.73	$1,017.21	$1,019.69
Expenses Incurred During Period	$6.48	$10.25	$10.25	$7.74	$5.21	$6.41	$10.14	$10.14	$7.65	$5.16

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.28%, 2.03%, 2.03%, 1.53% and 1.03% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

12	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NSAGX	NSRCX	NBGRX	NSRGX
NAV	$17.10	$16.57	$17.18	$17.24
Latest Ordinary Income Distribution[1]	$0.0319	$ —	$ —	$0.0697
Inception Date	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Share returns are actual. The returns for Class R3 are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	11.53%	5.10%
Since Inception	-3.45%	-4.75%

C Shares	NAV
1-Year	10.69%
Since Inception	-4.18%

R3 Shares	NAV
1-Year	11.27%
Since Inception	-3.69%

I Shares	NAV
1-Year	11.81%
Since Inception	-3.20%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.62%	1.25%
Class C	2.33%	2.00%
Class R3	2.09%	1.50%
Class I	1.32%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	10.63%	4.30%
Since Inception	-4.73%	-6.04%

C Shares	NAV
1-Year	9.85%
Since Inception	-5.44%

R3 Shares	NAV
1-Year	10.37%
Since Inception	-4.97%

I Shares	NAV
1-Year	10.93%
Since Inception	-4.49%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$33,760
Number of Common Stocks	50

Top Five Common Stock Holdings[3]
Google Inc., Class A	3.1%
Praxair, Inc.	3.0%
QUALCOMM, Inc.	3.0%
Western Union Company	2.6%
Expeditors International of Washington, Inc.	2.5%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	13

Fund Spotlight (continued) as of 7/31/10 Nuveen Santa Barbara Growth Fund

Portfolio Composition[1]
IT Services	7.9%
Chemicals	6.9%
Health Care Equipment & Supplies	6.8%
Software	5.4%
Internet Software & Services	4.8%
Pharmaceuticals	4.6%
Beverages	4.5%
Machinery	4.3%
Aerospace & Defense	3.8%
Health Care Providers & Services	3.6%
Communications Equipment	3.0%
Air Freight & Logistics	2.5%
Specialty Retail	2.4%
Computers & Peripherals	2.3%
Electronic Components	2.3%
Electrical Equipment	2.2%
Road & Rail	2.2%
Household Products	2.1%
Textiles, Apparel & Luxury Goods	2.1%
Commercial Services & Supplies	2.1%
Oil, Gas & Consumable Fuels	2.1%
Hotels, Restaurants & Leisure	2.1%
Short-Term Investments	0.8%
Other	19.2%
1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, changes and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,030.70	$1,026.60	$1,030.00	$1,032.30	$1,018.05	$1,014.33	$1,016.81	$1,019.29
Expenses Incurred During Period	$6.85	$10.60	$8.10	$5.59	$6.80	$10.54	$8.05	$5.56

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11%, 1.61% and 1.11% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

14	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Santa Barbara International Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NBQAX	NBQCX	NBQBX	NBQIX
NAV	$26.95	$26.69	$26.86	$27.04
Latest Capital Gain Distribution[1]	$2.4000	$2.4000	$2.4000	$2.4000
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	17.42%	10.67%
Since Inception	35.53%	29.36%

C Shares	NAV
1-Year	16.57%
Since Inception	34.55%

R3 Shares	NAV
1-Year	17.14%
Since Inception	35.19%

I Shares	NAV
1-Year	17.70%
Since Inception	35.87%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.97%	1.45%
Class C	6.72%	2.20%
Class R3	6.23%	1.70%
Class I	5.73%	1.20%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. These expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	17.55%	10.79%
Since Inception	28.79%	22.52%

C Shares	NAV
1-Year	16.66%
Since Inception	27.83%

R3 Shares	NAV
1-Year	17.24%
Since Inception	28.46%

I Shares	NAV
1-Year	17.82%
Since Inception	29.08%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,469
Number of Common Stocks	81

Top Five Common Stock Holdings[2]
ASOS PLC	2.4%
Genting Berhad	2.3%
ABB Limited	2.3%
Volvo AB, Class B Shares	2.2%
Swatch Group AG	2.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid on December 31, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	15

Fund Spotlight (continued) as of 7/31/10 Nuveen Santa Barbara International Equity Fund

Portfolio Composition[1]
Machinery	8.2%
Hotels, Restaurants & Leisure	8.1%
Commercial Banks	5.3%
Semiconductors & Equipment	5.2%
Auto Components	5.1%
Media	4.5%
Energy Equipment & Services	4.4%
Pharmaceuticals	4.1%
Food Products	4.0%
Electrical Equipment	3.3%
Food & Staples Retailing	3.1%
Textiles, Apparel & Luxury Goods	3.1%
Metals & Mining	2.9%
Specialty Retail	2.8%
Health Care Equipment & Supplies	2.5%
Internet & Catalog Retail	2.4%
Airlines	2.1%
Software	2.0%
Household Durables	2.0%
Computers & Peripherals	1.9%
Oil, Gas & Consumable Fuels	1.6%
Internet Software & Services	1.5%
Other	19.9%

Country Allocation[1]
United Kingdom	14.1%
Canada	11.3%
Cayman Islands	6.9%
Japan	6.9%
Switzerland	6.5%
Denmark	4.9%
Indonesia	4.7%
France	4.3%
Germany	4.2%
Malaysia	3.8%
Singapore	3.5%
Hong Kong	3.2%
China	3.2%
Sweden	3.2%
Brazil	3.0%
Norway	2.4%
United States	2.2%
Israel	2.1%
Thailand	2.0%
South Africa	1.7%
South Korea	1.5%
Spain	1.3%
Philippines	1.1%
Italy	1.0%
India	1.0%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

Investing entails risks and there can be no assurance that any investment or asset class will provide positive performance over any period of time. Stocks or equity securities involve market risk which is the risk that stocks will decline in response to such factors as adverse company news or industry developments or a general economic decline. Growth style investing may fall out of favor or may not perform in line with stated benchmarks. An investment in foreign equity securities presents additional risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country. These risks are magnified in emerging markets. An investment in small or mid-cap stocks is subject to a greater degree of market volatility than the stocks of larger, well-established companies. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen investments at (800)257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,074.60	$1,071.00	$1,073.50	$1,076.00	$1,017.65	$1,013.98	$1,016.46	$1,018.89
Expenses Incurred During Period	$7.41	$11.19	$8.64	$6.13	$7.20	$10.89	$8.40	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.18%, 1.68% and 1.19% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara International Equity Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

Nuveen Investments	17

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 98.3%

	Aerospace & Defense – 2.4%

57,215	Raytheon Company	$2,647,338
	Beverages – 2.9%

58,885	Coca-Cola Company	3,245,152
	Capital Markets – 2.0%

14,195	BlackRock Inc.	2,235,571
	Chemicals – 1.8%

28,550	Sherwin-Williams Company	1,974,233
	Commercial Banks – 4.9%

57,380	Cullen/Frost Bankers, Inc.	3,167,950

95,200	U.S. Bancorp	2,275,280
	Total Commercial Banks	5,443,230
	Commercial Services & Supplies – 2.6%

86,805	Waste Management, Inc.	2,947,030
	Communications Equipment – 3.3%

96,605	QUALCOMM, Inc.	3,678,718
	Diversified Financial Services – 3.1%

85,205	JPMorgan Chase & Co.	3,432,057
	Diversified Telecommunication Services – 2.7%

118,865	AT&T Inc.	3,083,358
	Electric Utilities – 2.4%

50,545	NextEra Energy Inc.	2,643,504
	Electrical Equipment – 2.1%

48,160	Emerson Electric Company	2,385,846
	Energy Equipment & Services – 2.8%

133,100	Seadrill Limited, (2)	3,115,871
	Food & Staples Retailing – 2.4%

52,600	Wal-Mart Stores, Inc.	2,692,594
	Gas Utilities – 2.5%

77,755	EQT Corporation	2,852,053
	Hotels, Restaurants & Leisure – 2.7%

73,700	YUM! Brands, Inc.	3,043,810
	Household Durables – 2.0%

108,700	Leggett and Platt Inc.	2,265,308
	Household Products – 2.5%

44,945	Procter & Gamble Company	2,748,836
	Insurance – 2.7%

61,075	AFLAC Incorporated	3,004,279
	IT Services – 7.0%

57,500	Accenture Limited	2,279,300

20,835	International Business Machines Corporation (IBM)	2,675,214

108,840	Paychex, Inc.	2,828,752
	Total IT Services	7,783,266

18	Nuveen Investments

Shares	Description (1)			Value

	Machinery – 4.6%

43,400	Caterpillar Inc.			$3,027,150

47,567	PACCAR Inc.			2,179,520
	Total Machinery			5,206,670
	Media – 3.9%

104,600	Shaw Communication Inc.			2,049,114

60,480	Thomson Corporation			2,264,371
	Total Media			4,313,485
	Metals & Mining – 3.1%

109,360	Southern Copper Corporation			3,434,998
	Oil, Gas & Consumable Fuels – 7.8%

46,710	Chevron Corporation			3,559,769

84,035	EnCana Corporation			2,565,589

46,285	Royal Dutch Shell PLC, Class A, Sponsored ADR			2,565,115
	Total Oil, Gas & Consumable Fuels			8,690,473
	Pharmaceuticals – 8.2%

66,435	Abbott Laboratories			3,260,630

33,600	Novo-Nordisk A/S			2,890,608

203,500	Pfizer Inc.			3,052,500
	Total Pharmaceuticals			9,203,738
	Semiconductors & Equipment – 2.9%

107,190	Microchip Technology Incorporated			3,263,936
	Software – 2.7%

116,900	Microsoft Corporation			3,017,189
	Textiles, Apparel & Luxury Goods – 2.1%

29,175	VF Corporation			2,314,453
	Thrifts & Mortgage Finance – 2.6%

166,390	New York Community Bancorp, Inc.			2,871,891
	Tobacco – 5.6%

39,545	Lorillard Inc.			3,014,911

62,975	Philip Morris International			3,214,243
	Total Tobacco			6,229,154
	Total Common Stocks (cost $101,873,994)			109,768,041

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.6%

$1,811	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $1,811,413, collateralized by $1,760,000 U.S. Treasury Notes, 2.375%, due 2/28/15, Value $1,848,000	0.020%	8/02/10	$1,811,410
	Total Short-Term Investments (cost $1,811,410)			1,811,410
	Total Investments (cost $103,685,404) – 99.9%			111,579,451
	Other Assets Less Liabilities – 0.1%			67,789
	Net Assets – 100%			$111,647,240

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	19

Portfolio of Investments

Nuveen Santa Barbara Growth Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 99.5%

	Aerospace & Defense – 3.8%

11,235	ITT Industries, Inc.	$529,393

10,535	United Technologies Corporation	749,039
	Total Aerospace & Defense	1,278,432
	Air Freight & Logistics – 2.5%

19,475	Expeditors International of Washington, Inc.	830,414
	Beverages – 4.5%

12,100	Brown-Forman Corporation	764,841

11,600	PepsiCo, Inc.	752,956
	Total Beverages	1,517,797
	Biotechnology – 1.9%

19,380	Gilead Sciences, Inc., (2)	645,742
	Capital Markets – 1.8%

3,985	Goldman Sachs Group, Inc.	601,018
	Chemicals – 7.0%

16,500	Ecolab Inc.	807,015

9,215	Monsanto Company	532,996

11,675	Praxair, Inc.	1,013,624
	Total Chemicals	2,353,635
	Commercial Banks – 1.0%

12,200	Wells Fargo & Company	338,306
	Commercial Services & Supplies – 2.1%

21,145	Waste Management, Inc.	717,873
	Communications Equipment – 3.0%

26,515	QUALCOMM, Inc.	1,009,691
	Computers & Peripherals – 2.3%

39,700	EMC Corporation, (2)	785,663
	Construction & Engineering – 1.7%

15,520	Jacobs Engineering Group, Inc., (2)	567,566
	Diversified Financial Services – 1.9%

2,285	CME Group, Inc.	637,058
	Electrical Equipment – 2.2%

15,300	Emerson Electric Company	757,962
	Electronic Components – 2.3%

17,015	Amphenol Corporation, Class A	762,272
	Electronic Equipment & Instruments – 1.1%

12,200	FLIR Systems Inc., (2)	363,072
	Energy Equipment & Services – 2.0%

11,055	Schlumberger Limited	659,541
	Food Products – 1.5%

10,225	Bunge Limited	507,671
	Health Care Equipment & Supplies – 6.8%

10,105	Becton, Dickinson and Company	695,224

8,850	C. R. Bard, Inc.	694,991

6,750	Stryker Corporation	314,348

11,000	Varian Medical Systems, Inc., (2)	607,200
	Total Health Care Equipment & Supplies	2,311,763

20	Nuveen Investments

Shares	Description (1)	Value

	Health Care Providers & Services – 3.6%

13,160	Express Scripts, Inc., (2)	$594,569

13,510	Quest Diagnostics Incorporated	634,835
	Total Health Care Providers & Services	1,229,404
	Hotels, Restaurants & Leisure – 2.1%

9,985	McDonald’s Corporation	696,254
	Household Products – 2.1%

11,850	Procter & Gamble Company	724,746
	Internet Software & Services – 4.8%

15,400	Akamai Technologies, Inc., (2)	590,744

2,125	Google Inc., Class A, (2)	1,030,306
	Total Internet Software & Services	1,621,050
	IT Services – 7.9%

18,610	Accenture Limited	737,700

5,300	International Business Machines Corporation (IBM)	680,520

5,200	Visa Inc.	381,420

54,195	Western Union Company	879,585
	Total IT Services	2,679,225
	Life Sciences Tools & Services – 0.9%

4,900	Waters Corporation, (2)	314,384
	Machinery – 4.3%

16,800	Donaldson Company, Inc.	797,496

15,230	Illinois Tool Works, Inc.	662,505
	Total Machinery	1,460,001
	Media – 1.9%

17,530	Omnicom Group, Inc.	653,168
	Oil, Gas & Consumable Fuels – 2.1%

9,000	Occidental Petroleum Corporation	701,370
	Pharmaceuticals – 4.6%

11,955	Allergan, Inc.	729,972

16,860	Teva Pharmaceutical Industries Limited, Sponsored ADR	823,611
	Total Pharmaceuticals	1,553,583
	Professional Services – 1.6%

15,600	FTI Consulting Inc., (2)	551,460
	Road & Rail – 2.2%

13,055	Norfolk Southern Corporation	734,605
	Semiconductors & Equipment – 2.1%

33,790	Intel Corporation	696,074
	Software – 5.4%

62,200	Activision Blizzard Inc.	738,936

10,000	Check Point Software Technology Limited, (2)	340,200

18,500	Intuit, Inc., (2)	735,375
	Total Software	1,814,511
	Specialty Retail – 2.4%

15,445	Ross Stores, Inc.	813,334

Nuveen Investments	21

Portfolio of Investments

Nuveen Santa Barbara Growth Fund (continued)

July 31, 2010

Shares	Description (1)			Value

	Textiles, Apparel & Luxury Goods – 2.1%

9,815	Nike, Inc., Class B			$722,775
	Total Common Stocks (cost $32,520,957)			33,611,420

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.8%

$266	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $265,672, collateralized by $260,000 U.S. Treasury Notes, 2.375%, due 2/28/15, Value $273,000	0.020%	8/02/10	$265,672
	Total Short-Term Investments (cost $265,672)			265,672
	Total Investments (cost $32,786,629) – 100.3%			33,877,092
	Other Assets Less Liabilities – (0.3)%			(116,656)
	Net Assets – 100%			$33,760,436

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara International Equity Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 99.9%

	Airlines – 2.1%

250	Copa Holdings SA	$12,913

12,000	Tiger Airways Holdings Limited, (2)	18,091
	Total Airlines	31,004
	Auto Components – 5.1%

350	Autoliv AB	20,099

125	Hyundai Mobis	21,607

200	Magna International Inc., Class A	14,936

60	Rieter Holdings AG, (2)	18,475
	Total Auto Components	75,117
	Automobiles – 1.2%

3,100	PT Astra International Tbk	17,564
	Capital Markets – 1.0%

2,710	Hargreaves Lansdown PLC	15,415
	Chemicals – 1.0%

850	Christian Hansen Holding A/S	14,687
	Commercial Banks – 5.3%

700	Banco Itau Holdings Financeira, S.A., Sponsred ADR	15,673

250	Bank of Montreal	15,265

4,700	Kasikornbank PCL	15,145

23,470	PT Bank Mandiri	15,737

545	Standard Chartered PLC	15,753
	Total Commercial Banks	77,573
	Communications Equipment – 1.0%

4,600	ZTE Corporation	14,687
	Computers & Peripherals – 1.8%

5,265	Imagination Technologies Group PLC, (2)	27,156
	Construction & Engineering – 0.9%

190	FLSmidth & Company A/S	13,534
	Construction Materials – 1.0%

8,000	China National Building Material Company Limited	15,119
	Distributors – 0.8%

2,400	Li and Fung Limited	11,031
	Diversified Financial Services – 1.1%

2,100	IG Group Holdings PLC	15,613
	Electrical Equipment – 3.3%

1,650	ABB Limited, ADR	33,297

125	SMA Solar Technology AG	15,450
	Total Electrical Equipment	48,747
	Energy Equipment & Services – 4.4%

775	Calfrac Well Services Limtied	17,866

645	Seadrill Limited	14,969

515	ShawCor Limited, Class A Shares	13,220

370	Tecnicas Reunidas SA	19,171
	Total Energy Equipment & Services	65,226

Nuveen Investments	23

Portfolio of Investments

Nuveen Santa Barbara International Equity Fund (continued)

July 31, 2010

Shares	Description (1)	Value

	Food & Staples Retailing – 3.1%

200	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	$13,012

7,550	Olam International Limited	15,602

7,800	Wumart Stores Inc.	17,151
	Total Food & Staples Retailing	45,765
	Food Products – 4.0%

20,000	Charoen Pokphand Foods PCL	14,934

5,000	China Mengniu Dairy Company Limited	15,546

500	Danone	28,044
	Total Food Products	58,524
	Gas Utilities – 1.2%

37,625	Perusahaan Gas Negara PT	17,029
	Health Care Equipment & Supplies – 2.5%

450	Mindray Medical International Limited	13,923

10,600	Top Glove Corporation BHD	22,126
	Total Health Care Equipment & Supplies	36,049
	Health Care Technology – 1.3%

280	SXC Health Solutions Corporation, (2)	19,012
	Hotels, Restaurants & Leisure – 8.1%

1,210	Autogrill S.p.A, (2)	14,980

370	CTRIP.com, (2)	14,896

2,815	Dominos Pizza Inc.	18,075

13,500	Genting Berhad	33,909

200	Oriental Land Company Limited	16,714

13,200	Sands China Limited, (2)	20,325
	Total Hotels, Restaurants & Leisure	118,899
	Household Durables – 2.0%

1,100	Cyrela Brazil Realty SA Empreendimentos e Participacoes	15,504

625	Electrolux AB, Class B Shares	13,938
	Total Household Durables	29,442
	Industrial Conglomerates – 1.1%

1,750	SM Investments Corporation	16,712
	Insurance – 0.8%

515	CNInsure Inc.	12,144
	Internet & Catalog Retail – 2.4%

2,445	ASOS PLC, (2)	34,894
	Internet Software & Services – 1.5%

7,000	Blinkx PLC	6,343

2,340	Telecity Group PLC, (2)	15,899
	Total Internet Software & Services	22,242
	IT Services – 1.0%

245	Infosys Technologies Limited, Sponsored ADR	14,818
	Machinery – 8.2%

120	Fanuc Limited	14,181

700	Komatsu, Ltd., Sponsored ADR	14,714

220	Vallourec SA	21,419

24	Nuveen Investments

Shares	Description (1)	Value

	Machinery (continued)

2,600	Volvo AB, Class B Shares, (2)	$32,394

2,600	Weichai Power Company Limited	21,506

900	Weir Group PLC	16,566
	Total Machinery	120,780
	Marine – 1.1%

2	A.P. Moller Maersk AS, Class B Shares	16,866
	Media – 4.5%

300	CTS Eventim AG	15,317

1,650	Imax Corporation, (2)	25,526

600	Naspers Limited	25,578
	Total Media	66,421
	Metals & Mining – 2.9%

1,880	Hitachi Metals Limited	21,369

1,125	Silver Wheaton Corporation, (2)	21,206
	Total Metals & Mining	42,575
	Multiline Retail – 1.1%

600	Don Quijote Company Limited	15,626
	Oil, Gas & Consumable Fuels – 1.6%

1,100	Paramount Resources Limited, Class A, (2)	23,058
	Personal Products – 1.0%

135	L’Oreal	14,166
	Pharmaceuticals – 4.1%

310	Novo Nordisk A/S	26,516

65,500	PT Kalbe Farma Tbl	17,933

335	Teva Pharmaceutical Industries Limited, Sponsored ADR	16,365
	Total Pharmaceuticals	60,814
	Professional Services – 1.0%

285	Adecco SA	14,528
	Real Estate Management & Development – 1.1%

43,000	EverGrande Real Estate Group	15,500
	Semiconductors & Equipment – 5.2%

460	Aixtron AG	13,754

5,105	ARM Holdings PLC	26,290

2,440	Infineon Technologies AG, (2)	16,468

4,500	Nordic Semiconductor ASA	20,221
	Total Semiconductors & Equipment	76,733
	Software – 2.0%

590	Autonomy Corporation PLC, (2)	15,229

420	Check Point Software Technology Limited, (2)	14,288
	Total Software	29,517
	Specialty Retail – 2.8%

15,000	Belle International Holdings Limited	23,135

120	Fast Retailing Company Limited	17,959
	Total Specialty Retail	41,094

Nuveen Investments	25

Portfolio of Investments

Nuveen Santa Barbara International Equity Fund (continued)

July 31, 2010

Shares	Description (1)	Value

	Textiles, Apparel & Luxury Goods – 3.1%

500	Gildan Activewear Inc, Sponsored ADR, (2)	$15,383

95	Swatch Group AG	29,420
	Total Textiles, Apparel & Luxury Goods	44,803
	Transportation Infrastructure – 1.2%

8,000	Singapore Airport Terminal Services Limited	17,177
	Total Investments (cost $1,233,129) – 99.9%	1,467,661
	Other Assets Less Liabilities – 0.1%	875
	Net Assets – 100%	$1,468,536

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2010

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Assets
Investments, at value (cost $103,685,404, $32,786,629 and $1,233,129)	$111,579,451	$33,877,092	$1,467,661
Cash	—	—	6,436
Cash denominated in foreign currencies ($—, $— and $146, respectively)	—	—	146
Receivables:
Dividends and interest	199,145	7,303	629
From Adviser	27,374	—	11,475
Investments sold	—	298,226	18,823
Reclaims	13,298	273	222
Shares sold	393,479	38,730	—
Other assets	74,703	23	—
Total assets	112,287,450	34,221,647	1,505,392
Liabilities
Payables:
Investments purchased	—	334,995	14,935
Shares redeemed	277,735	24,792	—
Accrued expenses:
Management fees	—	5,532	—
12b-1 distribution and service fees	32,511	3,124	524
Other	329,964	92,768	21,397
Total liabilities	640,210	461,211	36,856
Net assets	$111,647,240	$33,760,436	$1,468,536
Class A Shares
Net assets	$47,538,135	$5,330,057	$368,005
Shares outstanding	2,314,984	311,736	13,653
Net asset value per share	$20.53	$17.10	$26.95
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.78	$18.14	$28.59
Class B Shares
Net assets	$3,180,189	N/A	N/A
Shares outstanding	154,987	N/A	N/A
Net asset value and offering price per share	$20.52	N/A	N/A
Class C Shares
Net assets	$24,194,084	$2,296,538	$364,519
Shares outstanding	1,179,547	138,565	13,660
Net asset value and offering price per share	$20.51	$16.57	$26.69
Class R3 Shares
Net assets	$215,499	$218,333	$366,838
Shares outstanding	10,424	12,712	13,655
Net asset value and offering price per share	$20.67	$17.18	$26.86
Class I Shares
Net assets	$36,519,333	$25,915,508	$369,174
Shares outstanding	1,777,745	1,503,644	13,652
Net asset value and offering price per share	$20.54	$17.24	$27.04
Net Assets Consist of:
Capital paid-in	$140,750,160	$38,503,060	$1,117,574
Undistributed net investment income	79,793	19,262	—
Accumulated net realized gain (loss)	(37,076,760)	(5,852,349)	116,450
Net unrealized appreciation (depreciation)	7,894,047	1,090,463	234,512
Net assets	$111,647,240	$33,760,436	$1,468,536
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

N/A	Effective November 10, 2009, Class B Shares of Santa Barbara Growth are no longer available through an exchange of another Nuveen fund and converted to Class A Shares after the close of business on November 24, 2009. Santa Barbara International Equity does not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	27

Statement of Operations

Year Ended July 31, 2010

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Dividend and Interest Income (net of tax withheld of $72,330, $1,449 and $1,534, respectively)	$3,165,262	$454,642	$17,112
Expenses
Management fees	786,224	289,373	12,888
12b-1 service fees – Class A	115,619	15,852	868
12b-1 distribution and service fees – Class B	37,902	801	N/A
12b-1 distribution and service fees – Class C	230,794	21,689	3,450
12b-1 distribution and service fees – Class R3	1,065	1,081	1,732
Shareholders’ servicing agent fees and expenses	242,450	21,236	159
Custodian’s fees and expenses	21,095	33,391	24,433
Trustees’ fees and expenses	2,706	911	37
Professional fees	25,033	26,675	11,220
Shareholders’ reports – printing and mailing expenses	132,917	18,159	11,012
Federal and state registration fees	81,788	68,714	687
Other expenses	5,280	4,232	1,239
Total expenses before custodian fee credit and expense reimbursement	1,682,873	502,114	67,725
Custodian fee credit	—	(38)	(26)
Expense reimbursement	(253,512)	(88,601)	(45,192)
Net expenses	1,429,361	413,475	22,507
Net investment income (loss)	1,735,901	41,167	(5,395)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	815,999	(788,205)	187,947
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,639,345	4,233,132	31,916
Net realized and unrealized gain (loss)	7,455,344	3,444,927	219,863
Net increase (decrease) in net assets from operations	$9,191,245	$3,486,094	$214,468

N/A	Santa Barbara International Equity does not offer Class B Shares.

See accompanying notes to financial statements.

28	Nuveen Investments

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth
	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$1,735,901	$548,684
Net realized gain (loss) from investments and foreign currency	815,999	(15,707,550)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,639,345	16,001,855
Net increase (decrease) in net assets from operations	9,191,245	842,989
Distributions to Shareholders
From net investment income:
Class A	(820,481)	(260,109)
Class B	(39,154)	(9,508)
Class C	(238,264)	(39,699)
Class R3	(3,252)	(756)
Class I	(576,132)	(224,109)
From accumulated net realized gains:
Class A	—	—
Class B	—	—
Class C	—	—
Class R3	—	—
Class I	—	—
Decrease in net assets from distributions to shareholders	(1,677,283)	(534,181)
Fund Share Transactions
Shares issued in the reorganization of Rittenhouse Growth	—	57,875,302
Proceeds from sale of shares	51,959,734	31,140,870
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,207,542	424,311
	53,167,276	89,440,483
Cost of shares redeemed	(40,657,414)	(16,510,358)
Net increase (decrease) in net assets from Fund share transactions	12,509,862	72,930,125
Net increase (decrease) in net assets	20,023,824	73,238,933
Net assets at the beginning of period	91,623,416	18,384,483
Net assets at the end of period	$111,647,240	$91,623,416
Undistributed net investment income at the end of period	$79,793	$21,611

See accompanying notes to financial statements.

Nuveen Investments	29

Statement of Changes in Net Assets (continued)

	Santa Barbara Growth		Santa Barbara International Equity
	Year Ended 7/31/10	Year Ended 7/31/09	Year Ended 7/31/10	For the Period April 24, 2009 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$41,167	$87,749	$(5,395)	$3,018
Net realized gain (loss) from investments and foreign currency	(788,205)	(4,291,865)	187,947	48,454
Change in net unrealized appreciation (depreciation) of investments and foreign currency	4,233,132	(3,861,492)	31,916	202,596
Net increase (decrease) in net assets from operations	3,486,094	(8,065,608)	214,468	254,068
Distributions to Shareholders
From net investment income:
Class A	(9,045)	—	—	—
Class B	N/A	—	N/A	N/A
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(100,609)	—	—	—
From accumulated net realized gains:
Class A	—	—	(30,000)	—
Class B	N/A	—	N/A	N/A
Class C	—	—	(30,000)	—
Class R3	—	—	(30,000)	—
Class I	—	—	(30,000)	—
Decrease in net assets from distributions to shareholders	(109,654)	—	(120,000)	—
Fund Share Transactions
Proceeds from sale of shares	22,744,885	27,121,570	—	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	48,041	—	120,000	—
	22,792,926	27,121,570	120,000	1,000,000
Cost of shares redeemed	(26,089,629)	(16,281,799)	—	—
Net increase (decrease) in net assets from Fund share transactions	(3,296,703)	10,839,771	120,000	1,000,000
Net increase (decrease) in net assets	79,737	2,774,163	214,468	1,254,068
Net assets at the beginning of period	33,680,699	30,906,536	1,254,068	—
Net assets at the end of period	$33,760,436	$33,680,699	$1,468,536	$1,254,068
Undistributed net investment income at the end of period	$19,262	$87,749	$—	$—

N/A	Effective November 10, 2009, Class B Shares of Santa Barbara Growth are no longer available through an exchange of another Nuveen fund and converted to Class A Shares after the close of business on November 24, 2009. Santa Barbara International Equity does not offer Class B Shares.

See accompanying notes to financial statements.

30	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”) and Nuveen Santa Barbara International Equity Fund (“Santa Barbara International Equity”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997. Santa Barbara International Equity commenced operations on April 24, 2009.

Santa Barbara Dividend Growth’s investment objective is to seek an attractive total return comprised of income from dividends and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying common and preferred stocks. The fund seeks to provide income from dividends that is tax-advantaged, subject to holding period requirements. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated, including American Depositary Receipts (“ADR”) and other types of depositary receipts.

After the close of business on June 26, 2009, Santa Barbara Dividend Growth acquired all the net assets of Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) pursuant to a plan of reorganization (the “Reorganization”) previously approved by the shareholders of Rittenhouse Growth. The acquisition was accomplished by a tax-free exchange of Class A, B, C and I Shares of Santa Barbara Dividend Growth for the outstanding Class A, B, C and I Shares of Rittenhouse Growth, respectively, on June 26, 2009. Rittenhouse Growth’s net assets of $57,875,302 at that date included $14,059,279 of net unrealized depreciation which was combined with that of Santa Barbara Dividend Growth. The combined net assets of Santa Barbara Dividend Growth and Rittenhouse Growth immediately after the acquisition were $84,266,824. For accounting and performance reporting purposes, Santa Barbara Dividend Growth is the survivor.

Santa Barbara Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000 Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated, including ADR and other types of depositary receipts.

After the close of business on November 24, 2009, all outstanding Class B Shares of Santa Barbara Growth were converted to Class A Shares, and Class B Shares are no longer issued by the Fund.

Santa Barbara International Equity’s investment objective is long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 30% of its net assets in companies located in emerging markets.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain ADR held by the Funds that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities and are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to

Nuveen Investments	31

Notes to Financial Statements (continued)

provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Santa Barbara Growth and Santa Barbara International Equity and quarterly for Santa Barbara Dividend Growth. Dividends from net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

32	Nuveen Investments

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operation, when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2010:

Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$106,652,170	$3,115,871	$—	$109,768,041
Short-Term Investments	1,811,410	—	—	1,811,410
Total	$108,463,580	$3,115,871	$—	$111,579,451

Santa Barbara Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$33,611,420	$—	$—	$33,611,420
Short-Term Investments	265,672	—	—	265,672
Total	$33,877,092	$—	$—	$33,877,092

Nuveen Investments	33

Notes to Financial Statements (continued)

Santa Barbara International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,467,661	$—	$—	$1,467,661
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares issued in the reorganization of Rittenhouse Growth:
Class A	—	$—	1,688,257	$30,112,912
Class B	—	—	226,916	4,040,676
Class C	—	—	960,370	17,092,784
Class I	—	—	371,387	6,628,930
Shares sold:
Class A	817,998	16,711,315	822,247	14,989,877
Class A – automatic conversion of Class B Shares	20,407	408,994	4,415	77,912
Class B	1,852	37,197	10,263	184,106
Class C	243,719	4,994,428	135,121	2,377,861
Class R3	—	—	10,424	150,000
Class I	1,451,089	29,807,800	735,397	13,361,114
Shares issued to shareholders due to reinvestment of distributions:
Class A	30,353	612,933	10,994	190,545
Class B	1,251	25,327	243	4,206
Class C	6,807	137,416	877	15,320
Class R3	—	—	—	—
Class I	21,486	431,866	12,110	214,240
	2,594,962	53,167,276	4,989,021	89,440,483
Shares redeemed:
Class A	(998,843)	(20,246,214)	(266,003)	(4,579,696)
Class B	(74,740)	(1,502,977)	(17,739)	(314,530)
Class B – automatic conversion to Class A Shares	(20,424)	(408,994)	(4,415)	(77,912)
Class C	(196,061)	(3,970,143)	(97,178)	(1,722,476)
Class R3	—	—	—	—
Class I	(711,986)	(14,529,086)	(564,462)	(9,815,744)
	(2,002,054)	(40,657,414)	(949,797)	(16,510,358)
Net increase (decrease)	592,908	$12,509,862	4,039,224	$72,930,125

34	Nuveen Investments

	Santa Barbara Growth
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	183,861	$3,079,977	533,038	$7,821,928
Class A – automatic conversion of Class B Shares	—	—	111	1,815
Class B	156	2,409	2,841	46,845
Class C	57,892	955,786	106,741	1,514,051
Class R3	—	—	12,712	150,000
Class I	1,099,998	18,706,713	1,107,824	17,586,931
Shares issued to shareholders due to reinvestment of distributions:
Class A	375	6,533	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	2,366	41,508	—	—
	1,344,648	22,792,926	1,763,267	27,121,570
Shares redeemed:
Class A	(438,058)	(7,402,681)	(322,577)	(4,804,282)
Class B	(16,117)	(266,741)	(5,556)	(82,902)
Class B – automatic conversion to Class A Shares	—	—	(113)	(1,815)
Class C	(47,926)	(776,362)	(95,757)	(1,404,609)
Class R3	—	—	—	—
Class I	(1,061,070)	(17,643,845)	(689,476)	(9,988,191)
	(1,563,171)	(26,089,629)	(1,113,479)	(16,281,799)
Net increase (decrease)	(218,523)	$(3,296,703)	649,788	$10,839,771

	Santa Barbara International Equity
	Year Ended 7/31/10		For the Period 4/24/09 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,153	30,000	—	—
Class C	1,160	30,000	—	—
Class R3	1,155	30,000	—	—
Class I	1,152	30,000	—	—
Net increase (decrease)	4,620	$120,000	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2010, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Purchases	$53,356,694	$15,014,285	$2,514,802
Sales	39,127,139	15,755,506	2,467,914

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	35

Notes to Financial Statements (continued)

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Cost of investments	$104,049,048	$33,380,054	$1,233,129
Gross unrealized:
Appreciation	$11,568,621	$2,913,051	$249,233
Depreciation	(4,038,218)	(2,416,013)	(14,701)
Net unrealized appreciation (depreciation) of investments	$7,530,403	$497,038	$234,532

Permanent differences, primarily due to federal taxes paid, net operating losses, expiring capital loss carryforwards and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ tax year-end, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Capital paid-in	$(57,624,740)	$—	$(1,215)
Undistributed net investment income	(436)	—	5,395
Accumulated net realized gain (loss)	57,625,176	—	(4,180)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Undistributed net ordinary income*	$79,793	$19,262	$109,304
Undistributed net long-term capital gains	—	—	7,146
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Distributions from net ordinary income*	$1,677,283	$109,654	$120,000
Distributions from net long-term capital gains	—	—	—

2009	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity**
Distributions from net ordinary income*	$534,181	$—	$—
Distributions from net long-term capital gains	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period April 24, 2009 (commencement of operations) through July 31, 2009.

At July 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Santa Barbara Dividend Growth*	Santa Barbara Growth
Expiration:
July 31, 2011	$10,576,243	$—
July 31, 2016	10,391,480	1,823
July 31, 2017	366,333	952,763
July 31, 2018	15,143,633	4,039,421
Total	$36,477,689	$4,994,007
*	A portion of Santa Barbara Dividend Growth’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

At July 31, 2010, $57,624,740 of Santa Barbara Dividend Growth’s capital loss carryforward expired.

36	Nuveen Investments

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Santa Barbara Dividend Growth	Santa Barbara Growth
Post-October capital losses	$190,174	$264,919

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

During the period August 1, 2009 through June 30, 2010, the annual fund-level fee for each Fund, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara International Equity Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.7500%
For the next $125 million	.5875	.6875	.7375
For the next $250 million	.5750	.6750	.7250
For the next $500 million	.5625	.6625	.7125
For the next $1 billion	.5500	.6500	.7000
For net assets over $2 billion	.5250	.6250	.6750

Effective July 1, 2010, each Fund’s annual fund-level fee has been lowered. The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara International Equity Fund-Level Fee Rate
For the first $125 million	.5000%	.5000%	.6500%
For the next $125 million	.4875	.4875	.6375
For the next $250 million	.4750	.4750	.6250
For the next $500 million	.4625	.4625	.6125
For the next $1 billion	.4500	.4500	.6000
For net assets over $2 billion	.4250	.4250	.5750

Nuveen Investments	37

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was .1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen. Santa Barbara is compensated for its services to the Funds from the management fee paid to the Adviser.

During the period August 1, 2009 through June 30, 2010, the Adviser agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.050%	November 30, 2011	1.250%
Santa Barbara Growth	1.150	November 30, 2010	1.400
Santa Barbara International Equity	1.200	November 30, 2012	1.450

Effective July 1, 2010, each Fund’s Expense Cap has been modified. The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	1.000%	November 30, 2011	1.250%
Santa Barbara Growth	1.000	November 30, 2011	1.400
Santa Barbara International Equity	1.200	November 30, 2012	1.450

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

38	Nuveen Investments

During the fiscal year ended July 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Sales charges collected (Unaudited)	$112,859	$19,888	$—
Paid to financial intermediaries (Unaudited)	98,643	17,593	—

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Commission advances (Unaudited)	$45,013	$8,965	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
12b-1 fees retained (Unaudited)	$76,095	$11,346	$3,451

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2010, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
CDSC retained (Unaudited)	$9,073	$1,262	$—

At July 31, 2010, Nuveen owned shares of the Funds as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara International Equity
Class A	12,500	12,162	13,653
Class B	12,500	N/A	N/A
Class C	12,500	—	13,660
Class R3	10,424	12,712	13,655
Class I	2,076	—	13,652

N/A	Effective November 10, 2009, Class B Shares of Santa Barbara Growth are no longer available through an exchange of another Nuveen fund and converted to Class A Shares after the close of business on November 24, 2009. Santa Barbara International Equity does not offer Class B Shares.

At July 31, 2010, the Adviser also owned 2,519 shares of Class A, 1,194 shares of Class C and 1,330 shares of Class I of Santa Barbara Dividend Growth.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	39

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA DIVIDEND GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (3/06)
2010	$18.92	$.38	$1.59	$1.97	$(.36)	$—	$(.36)	$20.53
2009	22.82	.33	(3.89)	(3.56)	(.34)	—	(.34)	18.92
2008	23.78	.47	(.86)	(.39)	(.44)	(.13)	(.57)	22.82
2007	21.27	.43	2.63	3.06	(.54)	(.01)	(.55)	23.78
2006(d)	20.00	.15	1.12	1.27	—	—	—	21.27
Class B (3/06)
2010	18.90	.23	1.60	1.83	(.21)	—	(.21)	20.52
2009	22.81	.16	(3.87)	(3.71)	(.20)	—	(.20)	18.90
2008	23.77	.29	(.87)	(.58)	(.25)	(.13)	(.38)	22.81
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77
2006(d)	20.00	.10	1.12	1.22	—	—	—	21.22
Class C (3/06)
2010	18.90	.22	1.60	1.82	(.21)	—	(.21)	20.51
2009	22.80	.16	(3.86)	(3.70)	(.20)	—	(.20)	18.90
2008	23.76	.27	(.85)	(.58)	(.25)	(.13)	(.38)	22.80
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76
2006(d)	20.00	.10	1.12	1.22	—	—	—	21.22
Class R3 (3/09)
2010	19.04	.33	1.61	1.94	(.31)	—	(.31)	20.67
2009(e)	14.39	.14	4.58	4.72	(.07)	—	(.07)	19.04
Class I (3/06)(f)
2010	18.92	.42	1.61	2.03	(.41)	—	(.41)	20.54
2009	22.83	.46	(3.99)	(3.53)	(.38)	—	(.38)	18.92
2008	23.79	.50	(.83)	(.33)	(.50)	(.13)	(.63)	22.83
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79
2006(d)	20.00	.17	1.12	1.29	—	—	—	21.29

40	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

10.46%	$47,538	1.53%		1.63%		1.28%		1.87%		40%
(15.51)	46,250	1.70		1.46		1.29		1.87		165
(1.77)	4,226	2.02		1.15		1.28		1.89		39
14.49	776	4.61		(1.67)		1.28		1.66		21
6.35	266	5.71	*	(2.32	)*	1.29	*	2.10	*	4

9.72	3,180	2.26		.93		2.03		1.16		40
(16.20)	4,670	2.37		.56		2.02		.91		165
(2.51)	725	3.06		.10		2.04		1.12		39
13.68	366	5.78		(2.71)		2.03		1.04		21
6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	4

9.65	24,194	2.29		.86		2.03		1.11		40
(16.16)	21,259	2.39		.51		2.02		.88		165
(2.51)	2,870	3.07		.04		2.04		1.07		39
13.63	806	5.34		(2.46)		2.04		.84		21
6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	4

10.23	216	1.78		1.36		1.53		1.61		40
32.89	199	2.18	*	1.33	*	1.55	*	1.97	*	165

10.79	36,519	1.30		1.79		1.03		2.06		40
(15.33)	19,246	1.40		2.21		1.05		2.56		165
(1.52)	10,563	1.56		1.51		1.03		2.03		39
14.77	1,163	4.14		(1.33)		1.04		1.77		21
6.45	266	5.45	*	(2.07	)*	1.04	*	2.35	*	4
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (3/06)
2010	$15.36	$— **	$1.77	$1.77	$(.03)	$—	$(.03)	$17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
2008	21.08	(.02)	(.92)	(.94)	—	(.05)	(.05)	20.09
2007	18.86	(.04)	2.26	2.22	—	—	—	21.08
2006(d)	20.00	— **	(1.14)	(1.14)	—	—	—	18.86
Class C (3/06)
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
2008	20.87	(.16)	(.92)	(1.08)	—	(.05)	(.05)	19.74
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87
2006(d)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81
Class R3 (3/09)
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(e)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)(f)
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48
2008	21.14	.01	(.91)	(.90)	—	(.05)	(.05)	20.19
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14
2006(d)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88

42	Nuveen Investments

	Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate

11.53%	$5,330	1.62%		(.21)%	1.38%		.03%	47%
(23.54)	8,686	1.82		(.25)	1.40		.17	24
(4.46)	7,131	2.26		(1.01)	1.39		(.15)	37
11.77	1,991	3.48		(2.52)	1.39		(.43)	48
(5.70)	236	4.71	*	(3.44)*	1.39	*	(.12 )*	6

10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24
(5.18)	2,321	3.07		(1.80)	2.14		(.87)	37
10.95	2,182	4.15		(3.17)	2.15		(1.18)	48
(5.95)	235	5.46	*	(4.19)*	2.14	*	(.87 )*	6

11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24
(4.21)	21,083	1.68		(.56)	1.14		(.02)	37
12.06	2,217	3.79		(2.81)	1.13		(.15)	48
(5.60)	1,180	4.46	*	(3.19)*	1.14	*	.13 *	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA INTERNATIONAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value
Class A (4/09)
2010	$25.09	$(.05)	$4.31	$4.26	$—	$(2.40)	$(2.40)	$26.95
2009(d)	20.00	.07	5.02	5.09	—	—	—	25.09
Class C (4/09)
2010	25.04	(.25)	4.30	4.05	—	(2.40)	(2.40)	26.69
2009(d)	20.00	.03	5.01	5.04	—	—	—	25.04
Class R3 (4/09)
2010	25.08	(.12)	4.30	4.18	—	(2.40)	(2.40)	26.86
2009(d)	20.00	.06	5.02	5.08	—	—	—	25.08
Class I (4/09)
2010	25.11	.01	4.32	4.33	—	(2.40)	(2.40)	27.04
2009(d)	20.00	.08	5.03	5.11	—	—	—	25.11

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

17.42%	$368	4.70%		(3.47)%		1.44%		.20%		185%
25.35	314	6.07	*	(3.41	)*	1.45	*	1.22	*	49

16.57	365	5.45		(4.21)		2.19		(.95)		185
25.10	313	6.82	*	(4.16	)*	2.20	*	.46	*	49

17.14	367	4.95		(3.71)		1.69		(.45)		185
25.25	313	6.33	*	(3.66	)*	1.70	*	.97	*	49

17.70	369	4.45		(3.22)		1.19		.05		185
25.45	314	5.83	*	(3.30	)*	1.20	*	1.33	*	49

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	45

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

46	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

48	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	49

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Santa Barbara Asset Management (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the

50	Nuveen Investments

Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one- and three- year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for the Nuveen Santa Barbara International Equity Fund (the “International Equity Fund”), since it did not exist for part of the foregoing time frames). Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Board noted that while the Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”) and the Nuveen Santa Barbara Growth Fund (the “Growth Fund”) lagged their respective peers somewhat in the short-term one-year period, they demonstrated more favorable performance in the longer three-year period. Moreover, the Board noted that the International Equity Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used; may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer average of their Peer Group or Peer Universe.

Notwithstanding the foregoing, the Independent Board Members recognized that NAM intended to reduce the management fees and/or expense caps on certain of the Nuveen funds, including the Funds. The Dividend Growth Fund and the Growth Fund would also have a corresponding reduction in their respective expense caps.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations,

Nuveen Investments	51

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

52	Nuveen Investments

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	53

Notes

54	Nuveen Investments

Notes

Nuveen Investments	55

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

56	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Santa Barbara Dividend Growth Fund	100%	100%
Nuveen Santa Barbara Growth Fund	100%	100%
Nuveen Santa Barbara International Equity Fund	0%	26.75%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	57

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SANTB-0710P

Mutual Fund

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2010

Nuveen Tradewinds Emerging Markets Fund	Nuveen Tradewinds Global All-Cap Fund	Nuveen Tradewinds Global All-Cap Plus Fund	Nuveen Tradewinds Global Resources Fund	Nuveen Tradewinds International Value Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global All-Cap Plus Fund, Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds International Value Fund feature portfolio management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments, Inc.

Emily Alejos, CFA, and Michael Hart, CFA, are the portfolio managers for the Emerging Markets Fund. Both have more than 15 years of investment management experience. Dave Iben, Chief Investment Officer of Tradewinds, is the portfolio manager for the Global All-Cap Fund and Global All-Cap Plus Fund. Dave has over 25 years of investment management experience. Dave, Alberto Jimenez Crespo, CFA, and Gregory Padilla manage the Global Resources Fund. Alberto and Greg each have more than five years of investment experience. Alberto and Peter Boardman manage the International Value Fund. Peter has more than 20 years of investment experience.

In the following discussion, the portfolio managers offer their thoughts on the general market environment, their management strategies and the performance of the Funds during the twelve-month period ended July 31, 2010.

What were the general market conditions during the reporting period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

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Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, a series of events kept many market participants cautious. Some rating agencies downgraded the sovereign debt of Greece and Spain. Dubai World announced in late November 2009 that it would need to restructure its debt. In response to continuing financial stress, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

Global markets generally posted positive returns, though results were dampened by continued concerns late in the spring of 2010 about the time horizon for the global economy’s recovery. The strong double digit results that had accumulated over most of the period were reduced to low, sometimes negative, single digit results for the full twelve months. Investors were disappointed by stubbornly high unemployment despite modest gains in private payrolls, and they showed concern about long-term growth in the Euro zone because of a weakening Euro and high sovereign debt levels among several European nations. The markets did manage to rally in June 2010 in anticipation that strong corporate quarterly earnings reports might provide investors with some hope regarding global economic recovery. In U.S. dollar terms, the U.S. and emerging markets generally outperformed other developed markets, including Japan and Europe, and small capitalization companies generally fared better than large capitalization stocks.

How did the Funds perform during the twelve-month period ended July 31, 2010?

The tables on pages ten and eleven provide performance information for the Funds (Class A Shares at net asset value) for the one-year, five-year, ten-year and since inception periods ended July 31, 2010. The tables also compare the Funds’ performance to appropriate indexes or benchmarks. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds Emerging Markets Fund

The Nuveen Tradewinds Emerging Markets Fund Class A Shares at net asset value outperformed both of the comparative indexes for the twelve-month period ending July 31, 2010.

The Fund’s investment objective is to provide long-term capital appreciation by investing in a diversified portfolio of value securities from emerging markets. Our basic investment philosophy focuses on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. Under normal

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market conditions, the Fund invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt and other fixed-income securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Over this period, the Fund outperformed relative to the MSCI Emerging Market Index in almost every sector as a result of our allocation and/or stock selection process. A large portion of the Fund’s relative outperformance came from the health care, materials, and consumer staples sectors. Relative to the index, the Fund’s return was slightly hindered by its holdings in the consumer discretionary and energy sectors. The portfolio remained significantly overweight in the materials and utilities sectors, with both outperforming the same index sectors by a wide margin. The Fund was underweight versus the index in the financials, industrials and information technology sectors, yet in these sectors the portfolio holdings outperformed relative to the index. The portfolio’s Brazilian, South African, and Canadian holdings represented the three largest country weightings.

United Laboratories International Holdings Ltd., a Hong Kong-listed pharmaceutical firm principally engaged in the manufacturing and selling of bulk medicines and antibiotic products, was the Fund’s top performing holding for the period. The company’s strong performance resulted from record profits for the fiscal year 2009, stemming in part from increased capacity from its Inner Mongolia plant. Its finished drugs (branded antibiotics) also took advantage of the Chinese Government’s Health Care Expansion Plan, which added most of United Labs’ drugs to its Essential Drug List. The position was sold before the end of the period.

Universal Robina Corp. was another strong performer for the year. The company is one of the largest branded consumer food companies in the Philippines, and has a growing presence in other Asian markets. Its share price appreciated due to strong underlying operating performance across all of the firm’s businesses. The biggest surprise came from its international operations, where prior operating losses turned into gains. Universal Robina also enjoyed significant mark-to-market gains in its investment portfolio. The shares appreciated over 260% during the reporting period. The position was sold before the end of the period.

Ivanhoe Mines Limited, an exploration and development company focusing on gold, copper, and coal in the Asia Pacific region, was also a lead performer. The company’s share price surged over 130% during the period. Ivanhoe signed an investment agreement with the Mongolian government and got financing through their partner Rio Tinto to build a mine in Mongolia. In addition, we believe their regulatory risk has been reduced.

Petrobras Energia Participaciones S.A., an Argentine-based integrated energy company, was the portfolio’s single largest detractor from performance during the period. Petrobras suffered from lower oil prices and an increasingly negative view on the Argentine currency.

One of the largest banks in Kazakhstan, Kazkommertsbank (KKB), also underperformed for the period. The decline in oil prices during 2010 (Kazakh economic growth is sensitive to the health of the global energy sector) and the continuing weak credit conditions of KKB’s loan portfolio exerted downward pressure on the Bank’s share price.

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First Uranium Corp., an emerging, mid-tier uranium/gold producer in South Africa, was a laggard as well. During the period, the company announced that management has been discharged and the company will go through a restructuring.

Nuveen Tradewinds Global All-Cap Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed both of the comparative indexes for the twelve-month period ended July 31, 2010.

Over this reporting period, the Fund continued to pursue its investment strategy of providing long-term capital appreciation by investing primarily in a diversified global portfolio of value equity securities. Our basic investment philosophy continued to be to search for good or improving business franchises around the globe whose securities were selling at a discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Much of the Fund’s relative outperformance versus the MSCI ACWI for the period was due to its materials and energy sector holdings, while the Fund’s return was most impaired by its consumer discretionary and industrials sector holdings. The Fund continued to maintain significant exposure to gold stocks which we believe are intrinsically undervalued relative to potential liquidation values, and as a result, the portfolio remained significantly overweight in the materials sector. The Fund also was significantly underweight in the financials sector. The United States, Japan and Canada represented the three single largest country weights in the Fund.

The Fund’s materials sector outperformed the MSCI ACWI both on a relative and absolute basis. Gold’s spot price reached a high of more than $1,250 an ounce in mid-June 2010 as demand for gold as a store of value soared amid investor fears about the Euro zone debt crisis. The sector’s rally yielded several of the portfolio’s top performers for the period. Canadian-based gold mining company Gabriel Resources Limited was the portfolio’s top contributor. The company owns 80% of the Rosia Montana Project, one of the largest undeveloped gold projects in the world. In November 2009, the company announced the addition of a major shareholder, and the news significantly lifted the company’s stock price. In addition, Lihir Gold Limited, a gold producer in the Australasian region with operations in Papua New Guinea, Australia and West Africa, was among the best performing holdings. During the period, Lihir announced its merger with Newcrest Mining Limited and the stock price rallied on the news. Newmont Mining, one of the world’s largest gold producers with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand, and Mexico also made significant contributions to performance. Newmont reported soaring profits in the first quarter of 2010 as the company benefited from higher prices for gold.

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Thales S.A., a French manufacturer of aerospace systems and industrial electronics products, was the portfolio’s single largest detractor from performance during the period. The company’s shares declined notably in mid-February 2010 after the company reported fiscal year 2009 earnings results below many analyst expectations and issued a cautious outlook for the remainder of 2010, perhaps partially attributable to the length of time needed to right-size its cost structure. Thales is a top defense electronics company with leading positions in most of its businesses, and despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain the same. We took advantage of the security’s weakness and added to the position during the period.

Toppan Printing Company, headquartered in Tokyo, Japan, is engaged in the printing, packaging and electronic sectors. It is one of the leading players in Japanese publications and commercial printing markets, and in the field of electronics, it vies for the top spot for LCD color filters and IC photomasks with Dai Nippon Printing. During the reporting period, the share price was a relatively large detractor from performance. One reason for this weakness is Toppan is facing a contraction of the publishing and printing market and weak growth in the electronics segment area. Additionally, investors are worried about future demand trends for LCD screens, especially from large Japanese producers such as Sharp, who may be losing global market share to Korean manufacturers such as Samsung and LG.

ERG S.p.A., an Italian energy company with refining, retail, gas and power businesses, was down slightly for the period, although in line with most of the global refining sector. Rising oil prices and stable end-product prices resulted in falling profit margins for the fourth quarter of 2009. We continue to believe that the market is pricing in overly pessimistic normalized profit margins for ERG’s refining business and that the company’s growing wind power and marketing businesses continue to be mispriced by the market.

Nuveen Tradewinds Global All-Cap Plus Fund

Class A Shares at net asset value for the Nuveen Tradewinds Global All-Cap Plus Fund outperformed both of the comparative indexes for the twelve-month period ending July 31, 2010.

The Fund’s objective is to provide long-term capital appreciation by investing in securities selected using an opportunistic, value-oriented process. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform. The Fund’s short position may range between 0% and 50% of the value of the Fund’s net assets.

Much of the Fund’s relative outperformance versus the MSCI ACWI for the period was due to its long positions in the materials, energy and consumer staples sectors, while its long and short positions in the consumer discretionary sector and its short position in the consumer staples sector detracted from performance. The Fund continued to maintain significant long exposure to gold stocks, which we believe are intrinsically undervalued relative to potential liquidation values. As a result, the Fund remained significantly overweight in the materials sector. The Fund also was significantly underweight in the financials sector. The United States, Japan and Canada represented the three single largest country weights in the Fund.

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Looking at the Fund’s long equity positions, the materials sector outperformed the MSCI ACWI both on a relative and absolute basis. Gold’s spot price reached a high of more than $1,250 an ounce in mid-June 2009 as demand for gold as a store of value soared amid investor fears about the Euro zone debt crisis. Lihir Gold Limited, a gold producer in the Australasian region with operations in Papua New Guinea, Australia and West Africa, was the best performing holding. During the period, Lihir announced its merger with Newcrest Mining Limited and the stock price rallied on the news. Newmont Mining, one of the world’s largest gold producers with significant assets or operations in the United States, Australia, Peru, Indonesia, Ghana, Canada, Bolivia, New Zealand, and Mexico also made significant contributions to performance. Newmont reported soaring profits in the first quarter of 2010 as the company benefited from higher prices for gold.

Tyson Foods Incorporated, a meat protein and food production company, was another top individual contributor to performance. The company’s Class A shares rallied during the period, particularly in the first quarter of 2010, as a result of improved operating performance and significantly improved investor sentiment. Protein prices were higher on stronger demand and decreased supply, while margins improved due to lower input costs.

Thales S.A., a French manufacturer of aerospace systems and industrial electronics products, was the portfolio’s single largest detractor from performance. The company’s shares declined notably in mid-February 2010 after the company reported fiscal year 2009 earnings results below many analyst expectations and issued a cautious outlook for the remainder of 2010, perhaps partially attributable to the length of time needed to right-size its cost structure. Thales is a top defense electronics company with leading positions in most of its businesses, and despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain the same. We took advantage of the security’s weakness and added to the position during the period.

Also hurting performance was the French integrated energy company Electricite de France SA (EDF), which is the leading electricity producer in Europe and the largest European nuclear utility. In the last few months of this reporting period, the stock declined over investor concerns about its first half 2010 results, uncertainty regarding pending legislation creating an independent entity to sell EDF’s power, and speculation that the French government’s annual electricity tariff decision may extend a program of below market-rate tariffs for industry. We also added to this position during the period and believe the stock remains among the cheapest nuclear and hydro power producers in the world.

Toppan Printing Company, headquartered in Tokyo, Japan, is engaged in the printing, packaging and electronic sectors. It is one of the leading firms in the Japanese publications and commercial printing markets, and in the field of electronics it vies for the top spot for LCD color filters and IC photomasks with Dai Nippon Printing. During the reporting period, the share price was a relatively large detractor from performance. One reason for this weakness is that Toppan is facing a contraction of the publishing and printing market and weak growth in the electronics segment area. Additionally, investors are worried about future demand trends for LCD screens; especially from large Japanese producers such as Sharp, who may be losing global market share to Korean manufacturers such as Samsung and LG. We still like Toppan given its low valuations and future potential, including the use of its LCD technology for expanding into new products such as solar equipment.

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The Fund’s short equity positions continue to focus on the U.S. consumer space, including both discretionary spending and consumer staple names. Although the short component as a whole hindered performance during the reporting period, we remain patient. Many of our consumer products short positions continued to be primarily in the retail-related, restaurant, staples, and educational areas, and represent what we believe are both overvalued stocks and industries with limited barriers to entry and/or overcapacity. A modest positive contribution from U.K.-based household cleaning products company Reckitt Benckiser Group Plc was far outweighed by share price appreciation in auto specialty retailer AutoZone Incorporated and quick service Mexican eatery Chipotle Mexican Grill Incorporated, both of which detracted most from performance during the reporting period.

Nuveen Tradewinds Global Resources Fund

The Nuveen Tradewinds Global Resources Fund Class A Shares at net asset value outperformed both of the comparative indexes and the market benchmark for the twelve-month period ended July 31, 2010.

The Fund seeks to provide long-term capital appreciation by investing in a global portfolio of securities focused on energy and natural resource companies and companies in associated businesses, as well as utilities. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities, and the Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Over this period, the Fund’s energy sector holdings contributed the most to relative performance. The Fund’s significant underweight position in the industrials sector was the biggest detractor from relative performance.

One of the Fund’s positive contributors was Pioneer Natural Resources, an independent oil and gas exploration and production (E&P) company. The company controls more than half of the fifth largest U.S. oil field in West Texas, which gives the firm a sustainable competitive advantage. Responding to the run up in price during this period, we gradually trimmed and sold out of this position.

Gabriel Resources Limited was another contributor to positive performance during the period. The Canadian-based gold mining company owns about 80% of the Rosia Montana Project in Romania, one of the largest undeveloped gold mines in the world. The company has been working with the new Romanian government to get final approval on the development of the mines. Following price appreciation during the period, we subsequently trimmed this position.

Ivanhoe Mines, an exploration and development company focusing on gold, copper, and coal in the Asia Pacific region, contributed positively to performance during the period. Ivanhoe signed an investment agreement with the Mongolian government and got financing through their partner Rio Tinto to build a mine in Mongolia. In addition, we believe their regulatory risk has been reduced.

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The largest detractor from performance was First Uranium, an emerging, mid-tier, uranium/gold producer in South Africa. The company has announced that the management has been fired, and the company is restructuring.

Kinross Gold was another detractor from performance. The company is the world’s sixth largest gold producer with eleven operations across five countries. Kinross launched a proposal to acquire 100% of Red Back Mining, a Canadian-based mid-tier gold producer with projects in Ghana and Mauritania. We see the potential for future value creation, and we increased our position over the course of the period.

MagIndustries Corporation is a Canadian-based company with four business units: MagMinerals, MagForestry, MagEnergy, and MagMetals. The company detracted from performance during the period. While the company has signed a letter of intent with a Chinese tech company in order to get financing for potash product, the market is concerned that the transaction will not be completed.

Nuveen Tradewinds International Value Fund

Class A Shares at net asset value for the Nuveen Tradewinds International Value Fund posted positive returns, but underperformed both of the indexes for the twelve-month period ended July 31, 2010.

Our investment strategy remained focused on seeking companies with strong franchises whose shares were trading at a significant discount to what we believed to be their intrinsic value. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities issued in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

The industrials sector was one of the top performing sectors of the benchmark. Though the Fund carries a similar sector weighting to that of the benchmark, the Fund’s specific holdings generally did not perform as well. The Fund’s largest absolute individual detractor from performance was Dai Nippon Printing, a Japanese printing and imaging technology company. Despite reporting better then expected results for fiscal year 2009, concerns remain about Dai Nippon Printing’s pricing power in its publication/printing operations and its intentions to make investments in its electronics segments, one of its lower margin businesses, over the next fiscal year. Despite the share price weakness, we believe the company’s long-term fundamentals, as well as its intrinsic value, remain solid.

The second largest detractor during the period was the information technology sector. The Fund has an overweight position in this area, and its holdings significantly underperformed those of the sector. The largest detractor within the sector was Nokia, the Finnish mobile device maker. The stock price declined in mid-April 2010 after the company announced quarterly results below market expectations, driven mainly by increased competition. The stock price was further weighed down by the company’s guidance for reduced margins in its handset business and a delay in the launch of one of

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1	Since inception returns for the Nuveen Tradewinds Emerging Markets Fund are as of 12/29/08, and for the comparative indexes are as of 12/31/08. Since inception returns for the Nuveen Tradewinds Global All-Cap Fund are as of 3/28/06, and for the comparative indexes are as of 3/31/06. Since inception returns for the Nuveen Tradewinds Global All-Cap Plus Fund are as of 12/30/08, and for the comparative indexes are as of 12/31/08. Since inception returns for the Nuveen Tradewinds Global Resources Fund are as of 12/15/06, and for the comparative indexes and benchmark are as of 12/31/06.

2	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to Nuveen NWQ International Value Fund. On March 1, 2006 Tradewinds assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

3	The Lipper Emerging Markets Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Emerging Markets Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

its smart phones. Nokia is the leading global handset vendor and one of the top global wireless infrastructure providers, and we continue to believe that Nokia’s business and long term outlook remains intact notwithstanding its current challenges.

The largest contributor to relative returns during the period was the energy sector. The portfolio holds a sector weighting slightly greater than that of the MSCI Index, and our holdings significantly outperformed those in the index. The Fund’s positions are diversified across a number of industries and countries, with the largest contributor in the sector for the period being BP PLC of the United Kingdom. BP PLC is engaged in exploring, producing, refining and distribution of natural gas, petroleum and other related products and has been under pressure following the explosion of its Deepwater Horizon facility. During the period, we executed a handful of trades in the company, including elimination of the position as uncertainties about the leaking well increased. We subsequently repurchased the stock when we believed the company’s valuations became more compelling.

The financials sector was the second largest relative contributor to results. The Fund continues to maintain a significant underweight relative to the MSCI Index. While the returns of financial stocks in the index posted modest results, those in the Fund generally appreciated significantly. We have increased the Fund’s overall financials position modestly, as compared to previous periods, but are mindful of risks and challenges these companies may still face in the future. UBS AG of Switzerland was, from the sector, the largest contributor to absolute returns during the period. UBS AG, the world’s largest wealth manager, is one of the largest institutional asset managers and it continued to rebound from lows reached in the previous period. Earnings announcements released during the period indicated encouraging positive trends in the company’s efforts to strengthen its balance sheet.

As concerns regarding the global markets continued, the U.S. dollar gained impressively against a basket of foreign currencies. However, this flight away from foreign currencies and into the dollar did not manifest itself in the Japanese yen, which managed to appreciate against the U.S. dollar during the period. The Fund, with its large position in Japanese equities, was a beneficiary of the Japanese currency’s appreciation. This offset some of weak results posted by the Fund’s Japanese holdings. On the other hand, the Euro, plagued by unsustainable fiscal deficits in Portugal, Ireland, Italy, Greece and Spain, fell substantially against the U.S. dollar. The Fund, which has a relatively small allocation to Euro zone countries compared to the benchmark, also benefited.

Class A Shares – Average Annual Total Returns as of 7/31/10

	Average Annual
	1-Year	Since inception[1]
Nuveen Tradewinds Emerging Markets Fund
A Shares at NAV	26.41%	54.09%
A Shares at Offer	19.14%	48.45%
Lipper Emerging Markets Funds Index[3]	21.33%	46.66%
MSCI Emerging Markets Index[4]	19.92%	47.08%

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6	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Lipper Global Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Natural Resources Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Market Benchmark is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in a benchmark.

10	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

11	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

	Average Annual
	1-Year	Since inception[1]
Nuveen Tradewinds Global All-Cap Fund
A Shares at NAV	18.81%	9.96%
A Shares at Offer	11.98%	8.47%
Lipper Global Multi-Cap Value Funds Index[5]	12.60%	0.82%
MSCI ACWI[6]	11.16%	0.82%
Nuveen Tradewinds Global All-Cap Plus Fund
A Shares at NAV	13.21%	36.35%
A Shares at Offer	6.71%	31.36%
Lipper Long/Short Equity Funds Index[7]	8.17%	10.85%
MSCI ACWI[6]	11.16%	21.47%
Nuveen Tradewinds Global Resources Fund
A Shares at NAV	19.34%	5.04%
A Shares at Offer	12.50%	3.34%
Lipper Global Natural Resources Funds Index[8]	11.92%	-1.13%
MSCI ACWI[6]	11.16%	-2.51%
Market Benchmark[9]	14.00%	0.54%

	Average Annual
	1-Year	5-Year	10-Year
Nuveen Tradewinds International Value Fund[2]
A Shares at NAV	6.14%	4.55%	3.48%
A Shares at Offer	0.02%	3.32%	2.87%
Lipper International Multi-Cap Value Funds Index[10]	8.24%	3.01%	4.34%
MSCI EAFE Index[11]	6.72%	2.58%	1.03%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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Nuveen Tradewinds Emerging Markets Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Global All-Cap Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Emerging Markets Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Emerging Markets Funds category. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Nuveen Tradewinds Global All-Cap Plus Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Global Resources Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The Lipper Global Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Natural Resources Funds category. The Market Benchmark is comprised of a weighting of 60% MSCI ACWI Materials Sector Index, 20% MSCI ACWI Energy Sector Index, and 20% MSCI ACWI Industrials Sector Index. The index and benchmark returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index or benchmark. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	13

Nuveen Tradewinds International Value Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with the corresponding indexes. The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 developed countries, excluding the U.S. and Canada. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

14	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Tradewinds Emerging Markets Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NTEAX	NTECX	NTERX	NTEIX
NAV	$37.13	$36.90	$37.06	$37.21
Latest Ordinary Income Distribution[1]	0.3813	0.1669	0.3096	0.4531
Latest Capital Gain Distribution[2]	2.1130	2.1130	2.1130	2.1130
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	26.41%	19.14%
Since Inception	54.09%	48.45%

C Shares	NAV
1-Year	25.48%
Since Inception	52.95%

R3 Shares	NAV
1-Year	26.10%
Since Inception	53.70%

I Shares	NAV
1-Year	26.76%
Since Inception	54.48%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.11%	1.85%
Class C	6.85%	2.60%
Class R3	6.36%	2.10%
Class I	6.15%	1.60%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	32.81%	25.17%
Since Inception	52.22%	46.34%

C Shares	NAV
1-Year	31.82%
Since Inception	51.10%

R3 Shares	NAV
1-Year	32.47%
Since Inception	51.85%

I Shares	NAV
1-Year	33.14%
Since Inception	52.61%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$19,163
Number of Common Stocks	71

Top Five Common Stock Holdings[4]
Gazprom OAO, GDR	4.1%
AngloGold Ashanti Limited, Sponsored ADR	3.8%
Ivanhoe Mines, Ltd.	3.3%
Gold Fields Limited, Sponsored ADR	3.2%
Petrobras Petroleo Brasileiro, Sponsored ADR	2.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview / Spotlight page.

1	Paid December 31, 2009.

2	Paid December 16, 2009.

3	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

4	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	15

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds Emerging Markets Fund

Country Allocation[1]
Brazil	11.8%
South Africa	8.8%
Canada	8.2%
Russia	8.2%
Egypt	7.4%
South Korea	7.4%
China	7.2%
Argentina	5.3%
India	4.2%
Turkey	3.7%
Nigeria	2.6%
Indonesia	2.4%
Mexico	2.1%
Thailand	2.1%
Australia	2.0%
United Arab Emirates	1.8%
Hong Kong	1.1%
Venezuela	0.9%
Malaysia	0.9%
Kazakhstan	0.9%
Philippines	0.5%
United States	0.3%
Short-Term Investments[2]	10.2%

Portfolio Composition[1]
Metals & Mining	19.1%
Oil, Gas & Consumable Fuels	15.0%
Electric Utilities	9.1%
Wireless Telecommunication Services	7.2%
Commercial Banks	6.6%
Diversified Telecommunication Services	6.1%
Food Products	4.9%
Household Durables	3.5%
Short-Term Investments	10.2%
Other	18.3%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Stocks of small- and mid-cap companies like those in which the Fund invests, often experience greater volatility than stocks of large-cap companies. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. Currency risk is the risk that the value of the Fund’s portfolio will be more volatile due to the impact that changes in non-U.S. currency exchange rates will have on the Fund’s investments in non-U.S. stocks. These risks are magnified in emerging markets which heightens the risks for the Fund. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,076.90	$1,073.00	$1,075.50	$1,078.30	$1,015.67	$1,012.00	$1,014.48	$1,016.91
Expenses Incurred During Period	$9.48	$13.26	$10.70	$8.19	$9.20	$12.87	$10.39	$7.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.84%, 2.58%, 2.08% and 1.59% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWGAX	NWGBX	NWGCX	NGARX	NWGRX
NAV	$25.05	$24.76	$24.79	$24.98	$25.06
Latest Ordinary Income Distribution[1]	$0.0642	$ —	$ —	$0.0144	$0.1138
Inception Date	3/28/06	3/28/06	3/28/06	3/03/09	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 3/03/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	18.81%	11.98%
Since Inception	9.96%	8.47%

B Shares	w/o CDSC	w/CDSC
1-Year	17.96%	13.96%
Since Inception	9.13%	8.79%

C Shares	NAV
1-Year	17.94%
Since Inception	9.16%

R3 Shares	NAV
1-Year	18.52%
Since Inception	9.65%

I Shares	NAV
1-Year	19.10%
Since Inception	10.21%

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.34%
Class B	2.09%
Class C	2.09%
Class R3	1.60%
Class I	1.09%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	18.30%	11.50%
Since Inception	8.65%	7.15%

B Shares	w/o CDSC	w/CDSC
1-Year	17.40%	13.40%
Since Inception	7.83%	7.46%

C Shares	NAV
1-Year	17.37%
Since Inception	7.86%

R3 Shares	NAV
1-Year	17.94%
Since Inception	8.34%

I Shares	NAV
1-Year	18.54%
Since Inception	8.89%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$932,882
Number of Common Stocks	83

Top Five Common Stock Holdings[3]
Nippon Telegraph and Telephone Corporation	4.2%
Newmont Mining Corporation	4.0%
Barrick Gold Corporation	4.0%
Cameco Corporation	3.5%
Tesoro Corporation	3.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview / Spotlight page.

1	Paid on December 31, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	17

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	25.1%
Japan	19.2%
Canada	13.3%
France	4.8%
Australia	3.9%
Brazil	3.8%
South Africa	3.3%
Italy	2.9%
United Kingdom	2.4%
Norway	2.3%
Hong Kong	2.2%
South Korea	2.0%
Finland	1.9%
Russia	1.8%
Indonesia	1.8%
Germany	1.0%
Turkey	0.7%
China	0.6%
Thailand	0.4%
Short-Term Investments[2]	6.6%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	18.8%
Metals & Mining	18.4%
Diversified Telecommunication Services	7.8%
Electric Utilities	5.0%
Pharmaceuticals	3.7%
Commercial Banks	3.6%
Aerospace & Defense	3.5%
Food & Staples Retailing	3.3%
Food Products	2.9%
Capital Markets	2.1%
Wireless Telecommunication Services	1.8%
Household Durables	1.7%
Health Care Providers & Services	1.6%
Short-Term Investments	6.6%
Other	19.2%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Stocks of small- and mid-cap companies often experience sharper fluctuations than stocks of large-cap companies. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,063.20	$1,059.50	$1,059.40	$1,061.60	$1,064.60	$1,018.15	$1,014.43	$1,014.38	$1,016.91	$1,019.39
Expenses Incurred During Period	$6.85	$10.67	$10.72	$8.13	$5.58	$6.71	$10.44	$10.49	$7.95	$5.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.34%, 2.09%, 2.10%, 1.59% and 1.09% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

18	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Tradewinds Global All-Cap Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NPTAX	NPTCX	NTPRX	NPTIX
NAV	$30.78	$30.55	$30.72	$30.84
Latest Ordinary Income Distribution[1]	0.1509	$ —	0.0845	0.2175
Latest Capital Gain Distribution[2]	1.7640	1.7640	1.7640	1.7640
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	13.21%	6.71%
Since Inception	36.35%	31.36%

C Shares	NAV
1-Year	12.36%
Since Inception	35.35%

R3 Shares	NAV
1-Year	12.91%
Since Inception	36.01%

I Shares	NAV
1-Year	13.47%
Since Inception	36.69%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.77%	2.10%
Class C	7.52%	2.85%
Class R3	7.02%	2.35%
Class I	5.03%	1.77%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	14.94%	8.34%
Since Inception	33.76%	28.59%

C Shares	NAV
1-Year	14.06%
Since Inception	32.75%

R3 Shares	NAV
1-Year	14.63%
Since Inception	33.43%

I Shares	NAV
1-Year	15.20%
Since Inception	34.10%

Fund Allocation[3]
Common Stocks	109.5%
Short-Term Investments	13.2%
Common Stocks Sold Short	(26.0)%
Other[4]	3.3%

Portfolio Statistics
Net Assets ($000)	$22,497
Number of Long Common Stocks	84
Number of Common Stocks Sold Short	12

Top Five Long Common Stock Holdings[5]
Nippon Telegraph & Telephone Corporation	4.8%
Barrick Gold Corporation	4.2%
Newmont Mining Corporation	4.1%
Tesoro Corporation	3.3%
Cameco Corporation	3.2%

Top Five Common Stock Sold Short Holdings[6]
AutoZone, Inc.	(17.0)%
Urban Outfitters, Inc.	(12.9)%
Green Mountain Coffee Roasters Inc.	(11.8)%
Strayer Education Inc.	(10.8)%
Chipotle Mexican Grill	(10.6)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview / Spotlight page.

1	Paid December 31, 2009.

2	Paid December 16, 2009.

3	As a percentage of total net assets as of July 31, 2010. Holdings are subject to change.

4	Other assets less liabilities.

5	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

6	As a percentage of total common stocks sold short as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	19

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds Global All-Cap Plus Fund

Country Allocation[1]
United States	24.8%
Japan	19.2%
Canada	10.9%
France	5.1%
Australia	3.7%
Brazil	3.3%
South Africa	3.1%
Italy	2.9%
Norway	2.4%
United Kingdom	2.3%
Hong Kong	2.1%
South Korea	1.9%
Finland	1.8%
Indonesia	1.6%
Russia	1.5%
Germany	0.9%
China	0.7%
Turkey	0.7%
Thailand	0.3%
Short-Term Investments[4]	10.8%

Portfolio Composition – Long Common Stocks[1]
Oil, Gas & Consumable Fuels	17.7%
Metals & Mining	16.7%
Diversified Telecommunication Services	7.6%
Electric Utilities	4.7%
Pharmaceuticals	3.7%
Aerospace & Defense	3.6%
Commercial Banks	3.4%
Food & Staples Retailing	3.3%
Food Products	2.5%
Household Durables	2.0%
Capital Markets	2.0%
Health Care Providers & Services	1.8%
Wireless Telecommunication Services	1.7%
Short-Term Investments	10.8%
Other	18.5%

Portfolio Composition – Short Common Stocks[2,3]
Specialty Retail	(35.3)%
Hotels, Restaurants & Leisure	(18.9)%
Food Products	(11.8)%
Diversified Consumer Services	(10.8)%
Internet & Catalog Retail	(10.2)%
Other	(13.0)%

1	As a percentage of total investments (excluding common stocks sold short) as of July 31, 2010. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of July 31, 2010. Holdings are subject to change.

3	100% of total common stocks sold short are denominated in United States currency.

4	Denominated in United States currency.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. The Fund engages short selling as a strategy. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. The risk is that the Fund will be required to buy the security sold short (also known as covering the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Short selling is considered leverage and may magnify gains or losses for the Fund. Stocks of small- and mid-cap companies often experience greater volatility than stocks of large-cap companies. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,025.70	$1,022.10	$1,024.30	$1,026.60	$1,014.08	$1,009.97	$1,012.35	$1,014.83
Expenses Incurred During Period	$10.85	$14.99	$12.60	$10.10	$10.79	$14.90	$12.52	$10.04

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.16%, 2.99%, 2.51% and 2.01% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

20	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NTGAX	NTGCX	NTGQX	NTRGX
NAV	$21.00	$20.69	$21.02	$21.09
Latest Ordinary Income Distribution[1]	$0.3715	$0.2419	$0.4055	$0.4152
Inception Date	12/15/06	12/15/06	9/29/09	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Class A, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since inception on 9/29/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	19.34%	12.50%
Since Inception	5.04%	3.34%

C Shares	NAV
1-Year	18.40%
Since Inception	4.24%

R3 Shares	NAV
1-Year	19.06%
Since Inception	4.74%

I Shares	NAV
1-Year	19.63%
Since Inception	5.28%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	3.48%	1.50%
Class C	4.19%	2.25%
Class R3	3.54%	1.75%
Class I	3.02%	1.25%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	19.93%	13.04%
Since Inception	3.27%	1.56%

C Shares	NAV
1-Year	19.08%
Since Inception	2.49%

R3 Shares	NAV
1-Year	19.74%
Since Inception	2.98%

I Shares	NAV
1-Year	20.30%
Since Inception	3.51%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$18,572
Number of Common Stocks	64

Top Five Common Stock Holdings[3]
Cameco Corporation	4.6%
Newmont Mining Limited	3.4%
Kinross Gold Corporation	3.4%
Barrick Gold Corporation	3.3%
AngloGold Ashanti Limited, Sponsored ADR	3.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview / Spotlight page.

1	Paid on December 31, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	21

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
Canada	28.2%
United States	24.2%
South Africa	8.7%
Australia	7.0%
United Kingdom	6.0%
Brazil	3.3%
France	3.0%
Japan	2.8%
Russia	2.8%
Mexico	1.9%
Argentina	1.9%
Norway	1.4%
China	1.4%
Indonesia	1.0%
South Korea	0.9%
Short-Term Investments[2]	5.5%

Portfolio Composition[1]
Metals & Mining	38.8%
Oil, Gas & Consumable Fuels	34.3%
Food Products	4.9%
Short-Term Investments	5.5%
Other	16.5%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Stocks of small- and mid-cap companies often experience greater volatility than stocks of large-cap companies. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. Energy, natural resources and utilities investments present further risks due to the Fund’s high concentration in those sectors. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,084.70	$1,081.00	$1,083.50	$1,086.50	$1,017.01	$1,013.29	$1,015.77	$1,018.25
Expenses Incurred During Period	$8.12	$11.97	$9.40	$6.83	$7.85	$11.58	$9.10	$6.61
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.57%, 2.32%, 1.82% and 1.32% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

22	Nuveen Investments

Fund Spotlight as of 7/31/10 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NAIGX	NBIGX	NCIGX	NTITX	NGRRX
NAV	$23.54	$22.37	$22.38	$23.70	$23.67
Latest Ordinary Income Distribution[1]	$0.0651	$ —	$ —	$0.0131	$0.1177
Inception Date	12/20/99	12/20/99	12/20/99	8/04/08	12/20/99

Effective October 7, 2002, the Fund, pursuant to shareholder approval, (a) changed its name and primary investment strategy and (b) changed its sub-adviser. Therefore, the Fund’s total returns shown for the periods prior to October 7, 2002 are not necessarily indicative of the performance that the Fund, as currently managed, would have generated.

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the period since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a backend sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	6.14%	0.02%
5-Year	4.55%	3.32%
10-Year	3.48%	2.87%

B Shares	w/o CDSC	w/CDSC
1-Year	5.32%	1.32%
5-Year	3.77%	3.61%
10-Year	2.81%	2.81%

C Shares	NAV
1-Year	5.32%
5-Year	3.76%
10-Year	2.66%

R3 Shares	NAV
1-Year	5.82%
5-Year	4.25%
10-Year	3.15%

I Shares	NAV
1-Year	6.39%
5-Year	4.81%
10-Year	3.68%

Expense Ratios
Share Class	Gross Expense Ratios
Class A	1.52%
Class B	2.26%
Class C	2.26%
Class R3	1.78%
Class I	1.27%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	4.51%	-1.51%
5-Year	3.62%	2.40%
10-Year	2.59%	1.99%

B Shares	w/o CDSC	w/CDSC
1-Year	3.72%	-0.28%
5-Year	2.83%	2.68%
10-Year	1.93%	1.93%

C Shares	NAV
1-Year	3.72%
5-Year	2.83%
10-Year	1.78%

R3 Shares	NAV
1-Year	4.25%
5-Year	3.32%
10-Year	2.26%

I Shares	NAV
1-Year	4.77%
5-Year	3.87%
10-Year	2.79%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,112,041
Number of Common Stocks	55

Top Five Common Stock Holdings[3]
Barrick Gold Corporation	3.5%
SK Telecom Company Limited, ADR	3.2%
Royal Dutch Shell PLC, Class B, Sponsored ADR	3.1%
Suncor Energy, Inc.	2.9%
Dai Nippon Printing Co., Ltd	2.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview / Spotlight page.

1	Paid on December 31, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

Nuveen Investments	23

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	28.4%
Canada	12.9%
France	10.4%
United Kingdom	7.9%
South Africa	5.3%
Korea (South)	4.4%
Netherlands	4.2%
Brazil	3.1%
Germany	3.1%
Italy	3.1%
Australia	3.0%
Belgium	2.0%
Finland	1.7%
Switzerland	1.4%
United States	1.4%
Short-Term Investments[2]	7.7%

Portfolio Composition[1]
Metals & Mining	14.8%
Oil, Gas & Consumable Fuels	10.7%
Diversified Telecommunication Services	6.7%
Pharmaceuticals	6.6%
Wireless Telecommunication Services	5.0%
Food & Staples Retailing	4.2%
Insurance	4.1%
Electronic Equipment & Instruments	4.0%
Electric Utilities	3.8%
Aerospace & Defense	3.2%
Personal Products	2.9%
Communications Equipment	2.8%
Commercial Services & Supplies	2.6%
Beverages	2.6%
Short-Term Investments	7.7%
Other	18.3%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

2	Denominated in United States currency.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Stocks of small- and mid-cap companies often experience sharper fluctuations than stocks of large-cap companies. Foreign investments involve risks not typically associated with domestic investments such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical Performance
	Actual Performance					(5% return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,024.80	$1,021.00	$1,021.00	$1,023.30	$1,026.00	$1,017.31	$1,013.54	$1,013.59	$1,016.12	$1,018.55
Expenses Incurred During Period	$7.58	$11.37	$11.32	$8.78	$6.33	$7.55	$11.33	$11.28	$8.75	$6.31

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.51%, 2.27%, 2.26%, 1.75% and 1.26% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

24	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Emerging Markets Fund, Nuveen Tradewinds Global All-Cap Fund, Nuveen Tradewinds Global All-Cap Plus Fund, Nuveen Tradewinds Global Resources Fund and Nuveen Tradewinds International Value Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

Nuveen Investments	25

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 86.8%

	Aerospace & Defense – 1.5%

10,972	Embraer – Empresa Brasileiras de Aeronautica S/A, ADR	$ 289,332
	Capital Markets – 1.9%

75,170	EFG – Hermes Holdings SAE	365,499
	Chemicals – 2.3%

40,800	Fertilizantes Heringer S.A., (2)	182,797

30,801	Omnia Holdings Limited, (2)	265,990
	Total Chemicals	448,787
	Commercial Banks – 6.7%

24,800	Bangkok Bank Public Company Limited, Foreign Shares	106,807

44,200	Bangkok Bank Public Company Limited, NVDR	186,934

1,785,033	First Bank of Nigeria PLC	165,595

5,347	ICICI Bank Limited, ADR	208,052

30,919	Kazkommertsbank, 144A, GDR, (2)	154,595

290,000	Krung Thai Bank Public Company Limited, Foreign Shares, (4)	116,809

3,627,691	Zenith Bank PLC	341,629
	Total Commercial Banks	1,280,421
	Construction Materials – 1.4%

112,516	India Cements Limited, GDR	258,449
	Diversified Telecommunication Services – 6.3%

23,235	China Unicom Limited, ADR	316,925

10,429	KT Corporation, Sponsored ADR	196,587

7,419	PT Telekomunikasi Indonesia Tbk, ADR	278,509

139,162	Telecom Egypt SAE	420,830
	Total Diversified Telecommunication Services	1,212,851
	Electric Utilities – 9.4%

17,413	Centrais Electricas Brasileiras S.A., PFD B ADR	272,513

20,582	Centrais Electricas Brasileiras S.A., ADR	269,213

19,978	Korea Electric Power Corporation, Sponsored ADR	281,490

4,090,600	Wholesale Generation Company, DD	241,345

35,747	Pampa Energia S.A., ADR	377,131

68,847	RusHydro, GDR, (2)	359,381
	Total Electric Utilities	1,801,073
	Food Products – 5.1%

31,700	BrasilAgro – Companhia Brasileira de Propriedades Agricolas, (2)	166,539

25,237	Cresud S.A.C.I.F.y A., ADR	323,791

156,799	Gruma S.A.B de C.V. (2)	234,144

4,421	Industrias Bachoco S.A.B. de C.V., ADR	82,231

20,000	SLC Agricola SA	171,139
	Total Food Products	977,844
	Hotels, Restaurants & Leisure – 1.1%

1,922,000	NagaCorp Limited	215,274

26	Nuveen Investments

Shares	Description (1)	Value

	Household Durables – 2.7%

43,749	Oriental Weavers Group	$250,707

207,166	Turk Sise ve Cam Fabrikalari A.S.	259,782
	Total Household Durables	510,489
	Independent Power Producers & Energy Traders – 1.6%

946,250	Energy Development Corporation	91,821

9,374	Huaneng Power International Inc., Sponsored ADR	219,258
	Total Independent Power Producers & Energy Traders	311,079
	Metals & Mining – 19.3%

15,557	AngloGold Ashanti Limited, Sponsored ADR	630,370

106,102	Banro Corporation, DD, (2)	185,773

17,795	Dundee Precious Metals Inc., (2), (4)	72,700

91,875	Eastern Platinum Limited, DD, (2)	92,943

16,874	Gabriel Resources, Limited, (2)	75,667

49,491	Geovic Mining Corporation, (2)	28,884

39,900	Gold Fields Limited, Sponsored ADR	539,847

2,532	Impala Platinum Holdings Limited	68,544

31,201	Ivanhoe Mines Ltd., (2)	554,130

4,365	Lihir Gold Limited, Sponsored ADR	161,680

52,909	Lihir Gold Limited	194,818

313,861	Magindustries Corp., (2)	103,801

230,448	Medoro Resources Limited, (2)	134,496

61,166	Mineral Deposits Limited, (2)	42,609

11,200	Polyus Gold Company, Sponsored GDR	270,708

2,873	Polyus Gold Company, Sponsored ADR, (4)	69,239

19,089	Silver Standard Resources, Inc., (2)	312,296

1,032,502	Simmer & Jack Mines, DD, (2)	150,023
	Total Metals & Mining	3,688,528
	Oil, Gas & Consumable Fuels – 13.5%

31,325	Gazprom OAO, GDR	675,994

23,989	Petrobras Energia S.A., ADR	351,199

2,749	PetroChina Company Limited, ADR	314,678

152,000	PetroChina Company Limited	172,205

13,991	Petrobras Petroleo Brasileiro, Sponsored ADR	445,613

607,000	PT Medco Energi Internasional Tbk	203,498

8,966	S-Oil Corporation	428,188
	Total Oil, Gas & Consumable Fuels	2,591,375
	Real Estate Management & Development – 1.8%

184,070	Emaar Propoerties PJSC	163,375

179,100	KLCC Property Holdings Berhad	179,607
	Total Real Estate Management & Development	342,982
	Textiles, Apparel & Luxury Goods – 2.1%

3,574,000	Chnia Hongxing Sports Limited	407,391
	Tobacco – 2.3%

19,938	Eastern Tobacco Co.	430,166

Nuveen Investments	27

Portfolio of Investments

Nuveen Tradewinds Emerging Markets Fund (continued)

July 31, 2010

Shares	Description (1)				Value

	Water Utilities – 2.3%

10,974	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR				$436,875
	Wireless Telecommunication Services – 5.5%

3,991	MTN Group Limited, ADR, (4)				64,415

1,374	MTN Group Limited				22,027

656	NII Holdings Inc., (2)				24,574

23,332	SK Telecom Company Limited, ADR				382,177

15,025	TIM Participacoes S.A.				43,140

1,739	TIM Participacoes S.A., ADR				49,613

14,274	Turkcell Iletisim Hizmetleri A.S., ADR				206,971

45,577	Turkcell Iletisim Hizmetleri A.S.				267,620
	Total Wireless Telecommunication Services				1,060,537
	Total Common Stocks (cost $15,756,237)				16,628,952

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 1.4%

	Metals & Mining – 0.4%

$144	First Uranium Corporation, Convertible Bond	4.250%	6/30/12	N/A	$86,137
	Oil, Gas, & Consumable Fuels – 1.0%

200	Dana Gas, Convertible Bond	7.500%	10/31/12	N/A	184,340
$344	Total Convertible Bonds (cost $282,182)				270,477

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.6%

	Commercial Banks – 0.1%

$21	Kazkommerts International BV, Reg S	8.500%	4/16/13	Baa2	$20,108
	Construction Materials – 0.5%

50	C10-Euro Capital Special Purpose Vehicle Limited, Guaranteed by Cemex SAB de CV	6.277%	6/30/17	B–	39,746

100	Cemex C5 Capitol Special Purpose Vehicle Limited, Series 2006, 144A	6.196%	12/31/11	B–	66,178
150	Total Construction Materials				105,924
	Oil, Gas & Consumable Fuels – 1.0%

297	Petroleos de Venezuela S.A.	4.900%	10/28/14	N/R	187,533
$468	Total Corporate Bonds (cost $297,242)				313,565

Shares	Description (1)	Coupon		Ratings (3)	Value
	$25 PAR (OR SIMILAR) PREFERRED SECURITIES – 0.9%

	Household Durables – 0.9%

4,900	LG Electronics Inc.	0.000%		N/R	$176,024
	Total $25 Par (or similar) Preferred Securities (cost $179,649)				176,024

Shares	Description (1)				Value
	Equity Linked Certificates – 1.9%

	Wireless Telecommunication Services – 1.9%

54,500	CLSA Asian Securities Programme, Equity Linked Certificates, Underlying Shares of Bharti AirTel Limited, 144A				$360,338
	Total Equity Linked Certificates (cost $313,664)				360,338

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Short-Term Investments – 10.5%

$2,016	Repurchase Agreement with State Street Bank, dated 7/30/10, repurchase price $2,015,892, collateralized by $1,960,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $2,058,784	0.020%	8/02/10	$ 2,015,889
	Total Short-Term Investments (cost $2,015,889)			2,015,889
	Total Investments (cost $18,844,863) – 103.1%			19,765,245
	Other Assets Less Liabilities – (3.1)%			(602,118)
	Net Assets – 100%			$19,163,127

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

N/A	Not available.

N/R	Not rated

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 93.1%

	Aerospace & Defense – 3.5%

80,000	Lockheed Martin Corporation	$6,012,000

789,000	Thales S.A.	26,624,872
	Total Aerospace & Defense	32,636,872
	Airlines – 0.6%

173,900	WestJet Airlines Limited, Class A Variable Voting	2,133,047

281,851	WestJet Airlines Limited, 144A, (2)	3,457,168
	Total Airlines	5,590,215
	Beverages – 1.0%

682,000	Kirin Holdings Company, Limited	9,109,648
	Capital Markets – 2.1%

2,517,000	Daiwa Securities Group Inc.	10,895,978

1,482,000	Uranium Participation Corporation, (2)	9,009,776
	Total Capital Markets	19,905,754
	Commercial Banks – 3.6%

714,000	77 Bank Limited	3,793,345

886,200	Bangkok Bank Public Company Limited, F Shares	3,816,632

3,020,400	Bank of East Asia	11,859,955

2,556,000	Sumitomo Trust & Banking Company	14,230,407
	Total Commercial Banks	33,700,339
	Commercial Services & Supplies – 0.9%

1,035,000	Toppan Printing Company Limited	8,541,640
	Communications Equipment – 1.0%

971,300	Nokia Corporation, ADR	9,237,063
	Construction Materials – 1.0%

4,987,000	Sumitomo Osaka Cement Company, Limited	9,351,166
	Diversified Financial Services – 0.5%

438,000	Guoco Group Limited	4,313,743
	Diversified Telecommunication Services – 7.8%

670,800	Deutsche Telekom AG, ADR, (3)	8,975,304

178,173	KT Corporation, Sponsored ADR	3,358,561

186,275	Nippon Telegraph and Telephone Corporation, ADR	3,883,834

880,600	Nippon Telegraph and Telephone Corporation	36,591,863

331,400	PT Telekomunikasi Indonesia Tbk, ADR	12,440,756

7,065,000	Telecom Italia S.p.A.	7,342,390
	Total Diversified Telecommunication Services	72,592,708
	Electric Utilities – 5.0%

1,146,000	Centrais Electricas Brasileiras S.A., ADR, PFD B	17,934,900

283,100	Electricite de France S.A.	12,034,234

805,000	Korea Electric Power Corporation, Sponsored ADR	11,342,450

1,005,685	RusHydro, ADR, (2)	5,249,676
	Total Electric Utilities	46,561,260
	Electrical Equipment – 1.4%

13,300	Areva S.A.	6,322,678

355,000	Futaba Corporation	6,418,311
	Total Electrical Equipment	12,740,989

30	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 0.2%

274,100	Sanshin Electronics Company Limited	$2,319,198
	Food & Staples Retailing – 3.3%

643,000	Kroger Co.	13,618,740

49,000	Seven & I Holdings	1,173,459

318,000	Wal-Mart Stores, Inc.	16,278,420
	Total Food & Staples Retailing	31,070,619
	Food Products – 2.9%

914,000	BrasilAgro, (2)	4,801,774

110,200	Nissin Foods Holdings Company Limited	3,858,499

396,700	Smithfield Foods, Inc., (2)	5,652,975

701,100	Tyson Foods, Inc., Class A	12,276,261
	Total Food Products	26,589,509
	Health Care Providers & Services – 1.6%

522,000	Aetna Inc.	14,537,700
	Hotels, Restaurants & Leisure – 0.4%

34,750,000	NagaCorp Limited	3,892,179
	Household Durables – 1.7%

902	Oriental Weavers Group	5,169

1,820,000	Sekisui House, Ltd.	16,157,648
	Total Household Durables	16,162,817
	Insurance – 0.8%

328,000	MS & AD Insurance Group Holdings, Inc.	7,293,107
	Internet Software & Services – 1.5%

680,000	eBay Inc., (2)	14,218,800
	Leisure Equipment & Products – 1.0%

2,120	Fields Corporation	2,571,630

138,100	Sankyo Company Ltd	6,761,537
	Total Leisure Equipment & Products	9,333,167
	Machinery – 1.5%

400,000	AGCO Corporation, (2)	13,904,000
	Marine – 1.4%

865,000	Stolt-Nielsen S.A.	13,347,777
	Media – 0.7%

39,400	Hakuhodo DY Holdings Inc.	2,006,598

2,900	TV Asahi Corporation	4,111,928
	Total Media	6,118,526
	Metals & Mining – 18.3%

726,600	Alcoa Inc.	8,116,122

217,326	AngloGold Ashanti Limited, Sponsored ADR	8,806,050

841,800	Barrick Gold Corporation	34,597,980

1,152,000	Dundee Precious Metals Inc., (2), (3)	4,706,386

3,358,100	Eastern Platinum Limited, (2)	3,397,134

3,860,000	Gabriel Resources, Limited, (2)	17,309,080

1,328,500	Gold Fields Limited	17,910,007

6,381,000	Lihir Gold Limited	23,495,661

Nuveen Investments	31

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2010

Shares	Description (1)	Value

	Metals & Mining (continued)

849,495	Medoro Resources Limited, DD, (2)	$495,790

4,817,383	Minara Resources Limited, (2)	3,573,794

2,416,000	Mineral Deposits Limited, (2)	1,683,031

265,000	Newcrest Mining Limited	7,842,074

619,400	Newmont Mining Corporation	34,624,460

27,848,500	Simmer & Jack Mines, (2)	4,046,388
	Total Metals & Mining	170,603,957
	Multi-Utilities – 1.0%

350,000	Ameren Corporation	8,879,500
	Oil, Gas & Consumable Fuels – 18.8%

582,300	BP PLC, Sponsored ADR	22,401,081

1,186,598	Cameco Corporation	30,246,383

255,000	ConocoPhillips	14,081,100

1,495,000	ERG S.p.A., (3)	19,482,102

550,500	Gazprom OAO, ADR	11,879,790

263,400	Peabody Energy Corporation	11,892,510

49,000	PetroChina Company Limited, Sponsored ADR	5,609,030

13,296,500	PT Medco Energi Internasional Tbk	4,457,674

407,300	StatoilHydro ASA, Sponsored ADR	8,280,409

557,300	Suncor Energy, Inc.	18,363,035

2,180,400	Tesoro Corporation	28,148,964
	Total Oil, Gas & Consumable Fuels	174,842,078
	Paper & Forest Products – 0.9%

595,554	UPM-Kymmene Corporation	8,645,716
	Personal Products – 0.9%

370,300	KAO Corporation	8,760,845
	Pharmaceuticals – 3.7%

319,500	Forest Laboratories, Inc., (3)	8,866,125

1,120,000	Pfizer Inc.	16,800,000

197,000	Takeda Pharmaceutical Company, Limited	9,041,090
	Total Pharmaceuticals	34,707,215
	Software – 0.4%

140,000	Microsoft Corporation	3,613,400
	Trading Companies & Distributors – 1.2%

870,900	Mitsui & Company Limited	11,169,132
	Water Utilities – 0.7%

160,800	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	6,401,448
	Wireless Telecommunication Services – 1.8%

244,800	SK Telecom Company Limited, ADR	4,009,824

2,180,000	TIM Participacoes S.A.	6,259,381

471,500	Turkcell Iletisim Hizmetleri A.S., ADR	6,836,749
	Total Wireless Telecommunication Services	17,105,954
	Total Common Stocks (cost $825,919,887)	867,798,041

32	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Short-Term Investments – 6.5%

$60,967	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $60,967,378, collateralized by $58,810,000 U.S. Treasury Notes, 3.000%, due 2/28/17, value $62,191,575	0.020%	8/02/10	$60,967,276
	Total Short-Term Investments (cost $60,967,276)			60,967,276
	Total Investments (cost $886,887,163) – 99.6%			928,765,317
	Other Assets Less Liabilities – 0.4%			4,116,454
	Net Assets – 100%			$932,881,771

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	33

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 109.5%

	Aerospace & Defense – 4.4%

2,775	Lockheed Martin Corporation, (3)	$208,541

23,275	Thales S.A.	785,417
	Total Aerospace & Defense	993,958
	Airlines – 0.3%

1,260	WestJet Airlines Limited, Class A Variable Voting	15,455

4,209	WestJet Airlines Limited, 144A	51,627
	Total Airlines	67,082
	Beverages – 1.1%

19,000	Kirin Holdings Company Limited	253,788
	Capital Markets – 2.4%

73,000	Daiwa Securities Group Inc.	316,014

37,125	Uranium Participation Corporation, (2)	225,700
	Total Capital Markets	541,714
	Commercial Banks – 4.2%

21,000	77 Bank Limited	111,569

19,300	Bangkok Bank Public Company Limited, F Shares	83,120

84,200	Bank of East Asia	330,621

75,000	Sumitomo Trust & Banking Company	417,559
	Total Commercial Banks	942,869
	Commercial Services & Supplies – 1.1%

31,000	Toppan Printing Company Limited	255,837
	Communications Equipment – 1.2%

29,000	Nokia Corporation, ADR, (3)	275,790
	Construction Materials – 1.0%

121,000	Sumitomo Osaka Cement Company, Limited	226,888
	Diversified Financial Services – 0.6%

13,000	Guoco Group Limited	128,033
	Diversified Telecommunication Services – 9.4%

18,500	Deutsche Telekom AG, ADR, (3), (4)	247,530

5,225	KT Corporation, Sponsored ADR, (3)	98,491

475	Nippon Telegraph and Telephone Corporation, ADR	9,904

28,400	Nippon Telegraph and Telephone Corporation	1,180,115

8,225	PT Telekomunikasi Indonesia Tbk, ADR	308,767

255,400	Telecom Italia S.p.A.	265,428
	Total Diversified Telecommunication Services	2,110,235
	Electric Utilities – 5.7%

31,200	Centrais Electricas Brasileiras S.A., ADR, Preferred B	488,280

9,300	Electricite de France S.A.	395,332

21,300	Korea Electric Power Corporation, Sponsored ADR	300,117

20,650	RusHydro, ADR, (2)	107,793
	Total Electric Utilities	1,291,522
	Electrical Equipment – 1.9%

460	Areva S.A.	218,679

11,000	Futaba Corporation	198,877
	Total Electrical Equipment	417,556

34	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 0.6%

15,000	Sanshin Electronics Company Limited	$126,917
	Food & Staples Retailing – 4.1%

18,650	Kroger Co., (3)	395,007

10,150	Wal-Mart Stores, Inc., (3)	519,579
	Total Food & Staples Retailing	914,586
	Food Products – 3.1%

23,500	BrasilAgro, (2)	123,459

2,800	Nissin Foods Holdings Company Limited	98,038

8,350	Smithfield Foods, Inc., (2), (3)	118,988

20,300	Tyson Foods, Inc., Class A, (3)	355,453
	Total Food Products	695,938
	Health Care Providers & Services – 2.2%

17,800	Aetna Inc., (3)	495,730
	Hotels, Restaurants & Leisure – 0.6%

1,132,000	NagaCorp Limited	126,790
	Household Durables – 2.5%

22	Oriental Weavers Group	126

62,000	Sekisui House, Ltd.	550,425
	Total Household Durables	550,551
	Insurance – 1.1%

11,500	MS & AD Insurance Group Holdings, Inc.	255,703
	Internet Software & Services – 1.8%

19,200	eBay Inc., (2), (3)	401,472
	Leisure Equipment & Products – 1.2%

70	Fields Corporation	84,912

3,900	Sankyo Company Ltd	190,949
	Total Leisure Equipment & Products	275,861
	Machinery – 1.6%

10,300	AGCO Corporation, (2), (3)	358,028
	Marine – 1.8%

26,300	Stolt-Nielsen S.A.	405,834
	Media – 0.8%

1,040	Hakuhodo DY Holdings Inc.	52,966

89	TV Asahi Corporation	126,194
	Total Media	179,160
	Metals & Mining – 20.5%

21,400	Alcoa Inc., (3)	239,038

6,050	AngloGold Ashanti Limited, Sponsored ADR	245,146

25,250	Barrick Gold Corporation	1,037,775

27,800	Dundee Precious Metals Inc., (2), (4)	113,574

50,870	Eastern Platinum Limited, (2)	51,461

54,300	Gabriel Resources, Limited, (2)	243,493

37,650	Gold Fields Limited	507,574

161,800	Lihir Gold Limited, DD	595,768

25,776	Medoro Resources Limited, DD, (2)	15,044

Nuveen Investments	35

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Plus Fund (continued)

July 31, 2010

Shares	Description (1)	Value

	Metals & Mining (continued)

198,500	Minara Resources Limited, (2)	$147,258

93,825	Mineral Deposits Limited, (2)	65,360

7,577	Newcrest Mining Limited	224,224

18,150	Newmont Mining Corporation, (3)	1,014,585

724,800	Simmer & Jack Mines, (2)	105,313
	Total Metals & Mining	4,605,613
	Multi-Utilities – 1.1%

10,000	Ameren Corporation, (3)	253,700
	Oil, Gas & Consumable Fuels – 21.7%

16,250	BP PLC, Sponsored ADR, (3)	625,138

30,954	Cameco Corporation	789,017

7,675	ConocoPhillips, (3)	423,814

41,400	ERG S.p.A., (2)	539,504

14,525	Gazprom OAO, ADR	313,450

7,000	Peabody Energy Corporation, (3)	316,050

1,800	PetroChina Company Limited, ADR	206,046

397,000	PT Medco Energi Internasional Tbk	133,095

12,350	StatoilHydro ASA, Sponsored ADR	251,076

14,400	Suncor Energy, Inc.	474,480

63,250	Tesoro Corporation, (3)	816,558
	Total Oil, Gas & Consumable Fuels	4,888,228
	Paper & Forest Products – 1.0%

15,400	UPM-Kymmene Corporation	223,563
	Personal Products – 1.1%

10,800	KAO Corporation	255,515
	Pharmaceuticals – 4.6%

8,600	Forest Laboratories, Inc., (2), (3)	238,650

34,800	Pfizer Inc., (3)	522,000

5,900	Takeda Pharmaceutical Company, Limited	270,774
	Total Pharmaceuticals	1,031,424
	Software – 0.6%

5,200	Microsoft Corporation, (3)	134,212
	Trading Companies & Distributors – 1.4%

24,900	Mitsui & Company Limited	319,338
	Water Utilities – 0.7%

3,825	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (3)	152,273
	Wireless Telecommunication Services – 2.1%

7,200	SK Telecom Company Limited, ADR	117,936

35,200	TIM Participacoes S.A.	101,069

1,765	TIM Participacoes S.A., ADR	50,355

13,986	Turkcell Iletisim Hizmetleri A.S., ADR	202,796
	Total Wireless Telecommunication Services	472,156
	Total Common Stocks (cost $23,747,420)	24,627,864

36	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	Short-Term Investments – 13.2%

$2,969	Repurchase Agreement with State Street Bank, dated 7/30/10, repurchase price $2,969,334, collateralized by $2,885,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $3,030,404	0.020%	8/02/10	$2,969,329
	Total Short-Term Investments (cost $2,969,329)			2,969,329
	Total Investments (cost $26,716,749) – 122.7%			27,597,193

Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (26.0)%

	Chemicals – (2.5)%

(10,200)	Sigma-Aldrich Corporation			(572,220)
	Diversified Consumer Services – (2.8)%

(2,625)	Strayer Education Inc.			(628,425)
	Food Products – (3.1)%

(22,325)	Green Mountain Coffee Roasters Inc., (2)			(687,387)
	Hotels, Restaurants & Leisure – (4.9)%

(4,175)	Chipotle Mexican Grill, (2)			(617,483)

(8,100)	P.F. Changs China Bistro, Inc.			(335,340)

(1,900)	Panera Bread Company, (2)			(148,599)
	Total Hotels, Restaurants & Leisure			(1,101,422)
	Household Products – (0.9)%

(3,925)	Reckitt Benckiser Group PLC			(192,466)
	Internet & Catalog Retail – (2.6)%

(4,600)	Amazon.com, Inc., (2)			(542,294)

(490)	NetFlix.com Inc., (2)			(50,249)
	Total Internet & Catalog Retail			(592,543)
	Specialty Retail – (9.2)%

(4,700)	AutoZone, Inc., (2)			(994,379)

(7,500)	Tiffany & Co.			(315,525)

(23,400)	Urban Outfitters, Inc., (2)			(752,544)
	Total Specialty Retail			(2,062,448)
	Total Common Stocks Sold Short (proceeds $5,234,265)			(5,836,911)
	Other Assets Less Liabilities – 3.3%			736,861
	Net Assets – 100%			$22,497,143

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

(4)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

DD	Investment, or portion of investment, purchased on a delayed delivery basis.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	37

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 95.3%

	Chemicals – 4.8%

26,000	Chugoku Marine Paints Limited	$185,381

6,695	Mosaic Company	319,017

20,629	Omnia Holdings Limited, (2)	178,147

2,075	Potash Corporation of Saskatchewan	217,605
	Total Chemicals	900,150
	Construction Materials – 0.9%

90,000	Sumitomo Osaka Cement Company, Limited	168,760
	Electric Utilities – 3.5%

14,761	Centrais Electricas Brasileiras S.A., Preferred ADR	231,010

6,127	Electricite de France S.A.	260,451

11,800	Korea Electric Power Corporation, Sponsored ADR	166,262
	Total Electric Utilities	657,723
	Electrical Equipment – 1.6%

614	Areva CI	291,889
	Energy Equipment & Services – 3.8%

4,910	Baker Hughes Incorporated	237,006

4,210	ENSCO International Incorporated, Sponsored ADR	176,020

18,137	Weatherford International Ltd, (2)	293,819
	Total Energy Equipment & Services	706,845
	Food Products – 5.0%

33,300	BrasilAgro-CIA Brasileira De, (2)	174,944

8,909	Fresh Del Monte Produce Inc., (2)	185,664

9,944	Industrias Bachoco S.A.B. de C.V., Sponsored ADR	184,958

13,000	Nippon Meat Packers Inc.	171,086

24,500	SLC Agricola SA	209,646
	Total Food Products	926,298
	Machinery – 1.9%

9,931	AGCO Corporation, (2)	345,202
	Metals & Mining – 39.1%

6,725	Alcoa Inc.	75,118

199,596	Alumina Limited	279,890

6,039	Anglo American PLC, (2)	239,224

13,929	AngloGold Ashanti Limited, Sponsored ADR	564,403

130,950	Banro Corporation, (2)	229,163

13,991	Barrick Gold Corporation	575,030

69,893	Dundee Precious Metals Inc., (2), (3)	285,541

188,919	Eastern Platinum Limited, (2)	191,115

75,650	First Uranium Corporation, (2)	75,058

2,915	Freeport-McMoRan Copper & Gold, Inc.	208,539

38,067	Gabriel Resources, Limited, (2)	170,701

218,125	Geovic Mining Corporation, (2)	127,304

40,069	Gold Fields Limited, Sponsored ADR	542,134

7,578	Impala Platinum Holdings Limited	205,144

8,260	Industrias Penoles, S.A.B. de C.V.	171,149

38	Nuveen Investments

Shares	Description (1)			Value

	Metals & Mining (continued)

15,400	Ivanhoe Mines Ltd., (2)			$273,504

36,350	Kinross Gold Corporation			595,777

48,567	Lihir Gold Limited			178,830

457,225	MagIndustries Corp., (2)			151,214

423,747	Medoro Resources Limited, (2)			247,311

337,589	Minara Resources Limited			250,442

20,343	Newcrest Mining Limited			602,005

9,186	NovaGold Resources Inc., 144A, (2)			56,861

19,800	NovaGold Resources Inc., (2)			122,562

13,429	Polyus Gold Company, Sponsored GDR			324,982

23,425	Silver Standard Resources, Inc., (2)			383,233

927,251	Simmer & Jack Mines, (2)			134,730
	Total Metals & Mining			7,260,964
	Oil, Gas & Consumable Fuels – 34.7%

11,975	Arch Coal Inc.			283,688

9,620	BP PLC, Sponsored ADR			370,081

31,772	Cameco Corporation			809,868

18,800	Chesapeake Energy Corporation			395,364

6,962	ConocoPhillips			384,442

5,107	CONSOL Energy Inc.			191,410

4,139	Devon Energy Corporation			258,646

9,250	Gazprom OAO, Sponsored ADR			199,615

22,979	Goodrich Petroleum Corporation, (2)			285,859

7,119	Hess Corporation			381,507

21,654	Nexen Inc.			448,238

3,898	Peabody Energy Corporation			175,995

24,025	Petrobras Energia S.A., ADR			351,726

2,310	PetroChina Company Limited, ADR			264,426

572,500	PT Medco Energi Internasional Tbk			191,932

12,291	Royal Dutch Shell PLC, Class A			338,380

13,349	StatoilHydro ASA, Sponsored ADR			271,385

13,796	Suncor Energy, Inc.			454,578

28,832	Tesoro Corporation			372,220
	Total Oil, Gas & Consumable Fuels			6,429,360
	Total Common Stocks (cost $15,851,955)			17,687,191

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 5.5%

$1,030	Repurchase Agreement with State Street Bank, dated 7/30/10, repurchase price $1,030,464, collateralized by $1,005,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $1,055,652	0.020%	8/02/10	$1,030,462
	Total Short-Term Investments (cost $1,030,462)			1,030,462
	Total Investments (cost $16,882,417) – 100.8%			18,717,653
	Other Assets Less Liabilities – (0.8)%			(146,105)
	Net Assets – 100%			$18,571,548

Nuveen Investments	39

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2010

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 93.1%

	Aerospace & Defense – 3.3%

2,827,430	Embraer-Empresa Brasileiras de Aeronautica S.A.	$18,471,214

531,598	Thales S.A.	17,938,820
	Total Aerospace & Defense	36,410,034
	Auto Components – 1.5%

224,976	Magna International Inc., Class A	16,801,208
	Beverages – 2.6%

1,590,900	Coca Cola West Holdings Company	28,855,146
	Building Products – 1.4%

798,000	JS Group Corporation	16,099,473
	Capital Markets – 1.4%

935,624	UBS AG, (2)	15,877,539
	Commercial Banks – 2.4%

244,584	Societe Generale	14,099,012

2,340,000	Sumitomo Trust & Banking Company	13,027,837
	Total Commercial Banks	27,126,849
	Commercial Services & Supplies – 2.6%

2,401,000	Dai Nippon Printing Co., Ltd.	29,041,553
	Communications Equipment – 2.8%

3,844,264	Alcatel-Lucent, (2)	11,507,178

2,058,161	Nokia Oyj, Sponsored ADR	19,573,111
	Total Communications Equipment	31,080,289
	Containers & Packaging – 0.5%

311,600	Toyo Seikan Kaisha	5,002,479
	Diversified Telecommunication Services – 6.8%

613,027	Belgacom S.A.	22,012,767

1,373,746	Nippon Telegraph and Telephone Corporation, ADR	28,642,604

24,033,224	Telecom Italia S.p.A.	24,976,831
	Total Diversified Telecommunication Services	75,632,202
	Electric Utilities – 3.8%

673,700	Centrais Electricas Brasileiras S.A., ADR	10,543,405

479,544	Centrais Electricas Brasileiras Electrobras S.A.	6,216,513

221,718	Electricite de France S.A.	9,424,960

1,154,659	Korea Electric Power Corporation, Sponsored ADR, (2)	16,269,145
	Total Electric Utilities	42,454,023
	Electrical Equipment – 1.1%

25,635	Areva S.A.	12,186,606
	Electronic Equipment & Instruments – 4.1%

673,800	FujiFilm Holdings Corp.	21,057,469

475,900	Mabuchi Motor Company Limited	23,934,088
	Total Electronic Equipment & Instruments	44,991,557
	Food & Staples Retailing – 4.2%

582,538	Carrefour SA	26,816,435

827,500	Seven & I Holdings	19,817,090
	Total Food & Staples Retailing	46,633,525

Nuveen Investments	41

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2010

Shares	Description (1)	Value

	Household Durables – 1.3%

1,619,000	Sekisui House, Ltd.	$14,373,204
	Industrial Conglomerates – 2.1%

235,604	Siemens AG	22,962,587
	Insurance – 4.1%

105,159	Allianz SE	12,210,087

505,370	Axis Capital Holdings Limited	15,752,383

796,600	MS & AD Insurance Group Holdings, Inc.	17,712,467
	Total Insurance	45,674,937
	Leisure Equipment & Products – 1.4%

1,066,400	Sega Sammy Holdings Inc.	15,676,000
	Media – 1.4%

763,259	Wolters Kluwer N.V.	15,397,050
	Metals & Mining – 14.9%

7,751,122	Alumina Limited	10,869,280

587,014	AngloGold Ashanti Limited, Sponsored ADR	23,785,807

893,988	Barrick Gold Corporation	36,742,907

1,851,224	Gold Fields Limited	24,957,045

411,049	Impala Platinum Holdings Limited	11,127,524

471,786	Ivanhoe Mines Ltd., (2)	8,378,919

1,659,742	Kinross Gold Corporation	27,203,171

767,180	Newcrest Mining Limited	22,702,952
	Total Metals & Mining	165,767,605
	Oil, Gas & Consumable Fuels – 10.8%

588,025	BP PLC, Sponsored ADR	22,621,322

740,177	ERG S.p.A.	9,645,621

1,232,586	Nexen Inc.	25,514,530

598,809	Royal Dutch Shell PLC, Class B, Sponsored ADR	31,988,377

925,225	Suncor Energy, Inc.	30,486,164
	Total Oil, Gas & Consumable Fuels	120,256,014
	Personal Products – 2.9%

458,800	KAO Corporation	10,854,647

973,500	Shiseido Company, Limited	21,792,338
	Total Personal Products	32,646,985
	Pharmaceuticals – 6.7%

439,811	AstraZeneca PLC	22,346,381

1,222,747	GlaxoSmithKline PLC	21,316,452

421,971	Sanofi-Aventis, S.A.	24,508,676

132,200	Takeda Pharmaceutical Company, Limited	6,067,168
	Total Pharmaceuticals	74,238,677
	Semiconductors & Equipment – 0.9%

153,500	Rohm Company Limited	9,683,141
	Software – 1.2%

48,600	Nintendo Co., Ltd.	13,590,787
	Textiles, Apparel & Luxury Goods – 1.9%

1,637,000	Wacoal Holdings Corporation	21,430,025

42	Nuveen Investments

Shares	Description (1)			Value

	Wireless Telecommunication Services – 5.0%

2,021,638	SK Telecom Company Limited, ADR			$33,114,430

9,611,797	Vodafone Group PLC			22,434,988
	Total Wireless Telecommunication Services			55,549,418
	Total Common Stocks (cost $1,007,638,148)			1,035,438,913

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 7.8%

$86,734	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/30/10, repurchase price $86,733,694, collateralized by $84,260,000 U.S. Treasury Notes, 2.375%, due 2/28/15, value $88,473,000	0.020%	8/02/10	$86,733,549
	Total Short-Term Investments (cost $86,733,549)			86,733,549
	Total Investments (cost $1,094,371,697) – 100.9%			1,122,172,462
	Other Assets Less Liabilities – (0.9)%			(10,131,596)
	Net Assets – 100%			$1,112,040,866

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	43

Statement of Assets and Liabilities

July 31, 2010

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Assets
Long-term investments, at value (cost $16,828,974, $825,919,887 and $23,747,420, respectively)	$17,749,356	$867,798,041	$24,627,864
Short-term investments (at cost, which approximates value)	2,015,889	60,967,276	2,969,329
Cash	77,407	—	1,578,061	(1)
Cash denominated in foreign currencies (cost $44,045, $— and $47,210, respectively)	44,277	—	47,466
Receivables:
Dividends	33,175	1,028,113	28,544
From Adviser	16,759	—	19,449
Interest	9,486	68	—
Investments sold	158,096	—	64,994
Reclaims	—	—	150
Shares sold	124,381	9,469,860	827,963
Other assets	—	16,016	—
Total assets	20,228,826	939,279,374	30,163,820
Liabilities
Securities sold short, at value (proceeds $—, $— and $5,234,265, respectively)	—	—	5,836,911
Payables:
Collateral due to broker	—	—	1,578,061
Investments purchased	993,430	3,499,273	199,520
Shares redeemed	6,150	1,581,408	—
Accrued expenses:
Management fees	—	646,405	—
12b-1 distribution and service fees	1,893	187,666	1,362
Other	64,226	482,851	50,823
Total liabilities	1,065,699	6,397,603	7,666,677
Net assets	$19,163,127	$932,881,771	$22,497,143
Class A Shares
Net assets	$6,121,378	$418,109,352	$4,271,576
Shares outstanding	164,869	16,692,893	138,773
Net asset value per share	$37.13	$25.05	$30.78
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$39.40	$26.58	$32.66
Class B Shares
Net assets	N/A	$2,840,561	N/A
Shares outstanding	N/A	114,742	N/A
Net asset value and offering price per share	N/A	$24.76	N/A
Class C Shares
Net assets	$765,386	$123,725,771	$784,862
Shares outstanding	20,742	4,990,950	25,687
Net asset value and offering price per share	$36.90	$24.79	$30.55
Class R3 Shares
Net assets	$463,202	$387,366	$384,028
Shares outstanding	12,500	15,504	12,500
Net asset value and offering price per share	$37.06	$24.98	$30.72
Class I Shares
Net assets	$11,813,161	$387,818,721	$17,056,677
Shares outstanding	317,475	15,476,531	552,996
Net asset value and offering price per share	$37.21	$25.06	$30.84
Net Assets Consist of:
Capital paid-in	$17,430,126	$900,312,224	$21,426,115
Undistributed net investment income	47,637	9,571,078	42,860
Accumulated net realized gain (loss)	764,793	(18,879,872)	750,113
Net unrealized appreciation (depreciation)	920,571	41,878,341	278,055
Net assets	$19,163,127	$932,881,771	$22,497,143
Authorized shares	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

44	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value
Assets
Long-term investments, at value (cost $15,851,955 and $1,007,638,148, respectively)	$17,687,191	$1,035,438,913
Short-term investments (at cost, which approximates value)	1,030,462	86,733,549
Cash	—	—
Cash denominated in foreign currencies (cost $20,015 and $—, respectively)	20,329	—
Receivables:
Dividends	8,315	4,543,528
From Adviser	—	—
Interest	—	96
Investments sold	—	—
Reclaims	135	204,559
Shares sold	128,785	4,583,950
Other assets	—	48,953
Total assets	18,875,217	1,131,553,548
Liabilities
Securities sold short, at value (proceeds $— and $—, respectively)	—	—
Payables:
Collateral due to broker	—	—
Investments purchased	186,331	9,165,877
Shares redeemed	43,564	8,342,213
Accrued expenses:
Management fees	9,000	777,268
12b-1 distribution and service fees	4,602	182,088
Other	60,172	1,045,236
Total liabilities	303,669	19,512,682
Net assets	$18,571,548	$1,112,040,866
Class A Shares
Net assets	$4,464,444	$491,482,828
Shares outstanding	212,553	20,880,986
Net asset value per share	$21.00	$23.54
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$22.28	$24.98
Class B Shares
Net assets	N/A	$6,335,744
Shares outstanding	N/A	283,275
Net asset value and offering price per share	N/A	$22.37
Class C Shares
Net assets	$4,602,955	$90,472,248
Shares outstanding	222,500	4,043,003
Net asset value and offering price per share	$20.69	$22.38
Class R3 Shares
Net assets	$63,702	$2,234,845
Shares outstanding	3,031	94,286
Net asset value and offering price per share	$21.02	$23.70
Class I Shares
Net assets	$9,440,447	$521,515,201
Shares outstanding	447,545	22,032,749
Net asset value and offering price per share	$21.09	$23.67
Net Assets Consist of:
Capital paid-in	$16,554,841	$1,204,006,989
Undistributed net investment income	161,235	12,323,237
Accumulated net realized gain (loss)	19,800	(132,322,641)
Net unrealized appreciation (depreciation)	1,835,672	28,033,281
Net assets	$18,571,548	$1,112,040,866
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

(1)	Represents collateral held for securities lending transactions. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Enhanced Custody Program for further information.
N/A	Tradewinds Emerging Markets, Tradwinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	45

Statement of Operations

Year Ended July 31, 2010

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus
Investment Income
Dividends (net of foreign tax withheld of $12,288, $1,162,808 and $23,540, respectively)	$145,120	$12,392,392	$259,617
Interest	36,594	10,044	3,807
Total investment income	181,714	12,402,436	263,424
Expenses
Management fees	72,597	6,267,184	121,131
12b-1 service fees – Class A	5,462	801,695	2,082
12b-1 distribution and service fees – Class B	N/A	28,750	N/A
12b-1 distribution and service fees – Class C	4,979	871,255	4,716
12b-1 distribution and service fees – Class R3	2,222	1,434	1,934
Dividends expense on securities sold short	—	—	15,857
Shareholders’ servicing agent fees and expenses	1,622	574,032	—
Custodian’s fees and expenses	33,291	241,375	32,482
Enhanced custody expense	—	—	27,749
Trustees’ fees and expenses	162	19,070	284
Professional fees	33,394	40,759	37,410
Shareholders’ reports – printing and mailing expenses	13,889	123,498	21,477
Federal and state registration fees	79,173	197,539	12,957
Other expenses	3,184	17,524	2,592
Total expenses before custodian fee credit and expense reimbursement	249,975	9,184,115	280,671
Custodian fee credit	(24)	(777)	(6)
Expense reimbursement	(142,569)	—	(72,047)
Net expenses	107,382	9,183,338	208,618
Net investment income (loss)	74,332	3,219,098	54,806
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	835,854	48,105,647	838,716
Securities sold short	—	—	23,868
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	344,306	40,730,490	342,830
Securities sold short	—	—	(600,810)
Net realized and unrealized gain (loss)	1,180,160	88,836,137	604,604
Net increase (decrease) in net assets from operations	$1,254,492	$92,055,235	$659,410

See accompanying notes to financial statements.

46	Nuveen Investments

	Tradewinds Global Resources	Tradewinds International Value
Investment Income
Dividends (net of foreign tax withheld of $22,501 and $2,667,979, respectively)	$199,195	$28,602,025
Interest	189	11,965
Total investment income	199,384	28,613,990
Expenses
Management fees	157,716	11,044,200
12b-1 service fees – Class A	10,368	1,269,354
12b-1 distribution and service fees – Class B	N/A	71,528
12b-1 distribution and service fees – Class C	23,039	959,131
12b-1 distribution and service fees – Class R3	225	8,329
Dividends expense on securities sold short	—	—
Shareholders’ servicing agent fees and expenses	13,990	2,002,788
Custodian’s fees and expenses	19,110	399,847
Enhanced custody expense	—	—
Trustees’ fees and expenses	444	30,373
Professional fees	17,444	90,044
Shareholders’ reports – printing and mailing expenses	4,253	466,751
Federal and state registration fees	69,754	207,790
Other expenses	2,850	37,447
Total expenses before custodian fee credit and expense reimbursement	319,193	16,587,582
Custodian fee credit	(3)	(69)
Expense reimbursement	(71,319)	—
Net expenses	247,871	16,587,513
Net investment income (loss)	(48,487)	12,026,477
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	1,679,812	36,141,509
Securities sold short	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	345,014	12,034,679
Securities sold short	—	—
Net realized and unrealized gain (loss)	2,024,826	48,176,188
Net increase (decrease) in net assets from operations	$1,976,339	$60,202,665

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Changes in Net Assets

	Tradewinds Emerging Markets		Tradewinds Global All-Cap		Tradewinds Global All-Cap Plus
	Year Ended 7/31/10	For the Period 12/29/08 (Commencement of Operations) through 7/31/09	Year Ended 7/31/10	Year Ended 7/31/09	Year Ended 7/31/10	For the Period 12/30/08 (Commencement of Operations) through 7/31/09
Operations
Net investment income (loss)	$74,332	$12,608	$3,219,098	$2,176,801	$54,806	$2,308
Net realized gain (loss) from:
Investments and foreign currency	835,854	124,311	48,105,647	(54,723,536)	838,716	134,976
Securities sold short	—	—	—	—	23,868	8,626
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	344,306	576,265	40,730,490	9,011,959	342,830	537,871
Securities sold short	—	—	—	—	(600,810)	(1,836)
Net increase (decrease) in net assets from operations	1,254,492	713,184	92,055,235	(43,534,776)	659,410	681,945
Distributions to Shareholders
From net investment income:
Class A	(4,766)	—	(691,096)	(1,164,848)	(1,886)	—
Class B	N/A	N/A	—	(868)	N/A	N/A
Class C	(2,086)	—	(2,092)	—	—	—
Class R3	(3,870)	—	(172)	—	(1,056)	—
Class I	(25,982)	—	(1,325,432)	(512,451)	(23,401)	—
From accumulated net realized gains:
Class A	(26,413)	—	—	(14,483,364)	(22,050)	—
Class B	N/A	N/A	—	(197,429)	N/A	N/A
Class C	(26,412)	—	—	(3,063,387)	(22,050)	—
Class R3	(26,413)	—	—	—	(22,050)	—
Class I	(120,759)	—	—	(4,346,571)	(178,898)	—
Decrease in net assets from distributions to shareholders	(236,701)	—	(2,018,792)	(23,768,918)	(271,391)	—
Fund Share Transactions
Proceeds from sale of shares	15,759,157	2,263,428	744,836,968	242,598,038	19,929,514	3,334,103
Proceeds from shares issued to shareholders due to reinvestment of distributions	8,346	—	1,393,174	12,612,196	1,343	—
	15,767,503	2,263,428	746,230,142	255,210,234	19,930,857	3,334,103
Cost of shares redeemed	(598,920)	—	(306,567,896)	(199,711,935)	(1,838,704)	—
Redemption fees	141	—	50,271	57,403	923	—
Net increase (decrease) in net assets from Fund share transactions	15,168,724	2,263,428	439,712,517	55,555,702	18,093,076	3,334,103
Net increase (decrease) in net assets	16,186,515	2,976,612	529,748,960	(11,747,992)	18,481,095	4,016,048
Net assets at the beginning of period	2,976,612	—	403,132,811	414,880,803	4,016,048	—
Net assets at the end of period	$19,163,127	$2,976,612	$932,881,771	$403,132,811	$22,497,143	$4,016,048
Undistributed net investment income at the end of period	$47,637	$22,913	$9,571,078	$274,127	$42,860	$3,403

See accompanying notes to financial statements.

48	Nuveen Investments

	Tradewinds Global Resources		Tradewinds International Value
	Year Ended 7/31/10	Year Ended 7/31/09	Year Ended 7/31/10	Year Ended 7/31/09
Operations
Net investment income (loss)	$(48,487)	$21,898	$12,026,477	$7,775,386
Net realized gain (loss) from:
Investments and foreign currency	1,679,812	(1,144,923)	36,141,509	(159,194,106)
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	345,014	1,591,709	12,034,679	47,185,185
Securities sold short	—	—	—	—
Net increase (decrease) in net assets from operations	1,976,339	468,684	60,202,665	(104,233,535)
Distributions to Shareholders
From net investment income:
Class A	(79,762)	—	(1,307,670)	(2,485,920)
Class B	N/A	N/A	—	—
Class C	(18,095)	—	(190)	—
Class R3	(1,033)	N/A	(905)	(601)
Class I	(201,333)	—	(2,963,838)	(3,354,114)
From accumulated net realized gains:
Class A	—	(13,982)	—	(33,370,485)
Class B	N/A	N/A	—	(1,118,745)
Class C	—	(7,919)	—	(12,076,028)
Class R3	—	N/A	—	(14,591)
Class I	—	(157,007)	—	(32,919,064)
Decrease in net assets from distributions to shareholders	(300,223)	(178,908)	(4,272,603)	(85,339,548)
Fund Share Transactions
Proceeds from sale of shares	14,967,349	8,327,174	831,343,880	612,737,941
Proceeds from shares issued to shareholders due to reinvestment of distributions	124,618	6,156	2,857,781	70,275,035
	15,091,967	8,333,330	834,201,661	683,012,976
Cost of shares redeemed	(8,608,716)	(1,358,796)	(753,254,536)	(432,290,730)
Redemption fees	2,134	—	52,305	106,133
Net increase (decrease) in net assets from Fund share transactions	6,485,385	6,974,534	80,999,430	250,828,379
Net increase (decrease) in net assets	8,161,501	7,264,310	136,929,492	61,255,296
Net assets at the beginning of period	10,410,047	3,145,737	975,111,374	913,856,078
Net assets at the end of period	$18,571,548	$10,410,047	$1,112,040,866	$975,111,374
Undistributed net investment income at the end of period	$161,235	$18,805	$12,323,237	$(839,811)

N/A	Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares. Tradewinds Global Resources did not offer Class R3 Shares prior to September 29, 2009.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Emerging Markets Fund (“Tradewinds Emerging Markets”), Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”), Nuveen Tradewinds Global All-Cap Plus Fund (“Tradewinds Global All-Cap Plus”), Nuveen Tradewinds Global Resources Fund (“Tradewinds Global Resources”) and Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

The investment objective of each Fund is to provide long-term capital appreciation.

Under normal market conditions, Tradewinds Emerging Markets invests at least 80% of its net assets in securities of emerging market issuers. The Fund invests primarily in equity securities, but it may invest up to 20% of its net assets in debt and other fixed-income securities of companies located in emerging market countries. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets in non-U.S. equity securities. The Fund may invest up to 25% of its net assets in equity securities of companies located in emerging market countries. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global All-Cap Plus invests at least 80% of its net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations. “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. Under normal market conditions, the Fund will invest at least 40%, and may invest up to 75%, of its net assets plus borrowings in non-U.S. equity securities. The Fund may invest up to 25% of its net assets plus borrowings in equity securities of companies located in emerging market countries. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets plus borrowings may be invested in equity securities of companies located in a single non-U.S. country. “Borrowings” represents the proceeds from short positions less any uninvested cash from such short positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds Global Resources invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses. Under normal market conditions, the Fund will invest at least 40% of its net assets in non-U.S. equity securities. The Fund may invest up to 40% of its net assets in equity securities of companies located in emerging market countries. Under normal market conditions, the Fund will invest in equity securities of companies located in at least three different countries, including the United States. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

Under normal market conditions, Tradewinds International Value invests primarily in non-U.S. equity securities. The Fund invests primarily in developed countries, but it may invest up to 20% of its net assets in equity securities of companies located in emerging market countries. No more than 35% of the Fund’s net assets may be invested in equity securities of companies located in a single non-U.S. country. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

50	Nuveen Investments

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Funds that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2010, Tradewinds Emerging Markets, Tradewinds Global All-Cap and Tradewinds Global All-Cap Plus had delayed delivery purchase commitments of $301,993, $465,485 and $50,062, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income on securities purchased and dividend expense on securities sold short, is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premium and accretion of discounts for financial reporting purposes, is recorded on an accrual basis.

Nuveen Investments	51

Notes to Financial Statements (continued)

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Each Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Fees imposed on shares redeemed are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments and securities sold short are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” where applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net unrealized gain (loss) from investments and foreign currency,”. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short are recognized as a component of “Net unrealized gain (loss) from securities sold short,”.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial

52	Nuveen Investments

assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser” a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Derivative Financial Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2010.

Enhanced Custody Program

Tradewinds Global All-Cap Plus pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on a short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/ 3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Nuveen Investments	53

Notes to Financial Statements (continued)

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s fair value measurements as of July 31, 2010:

Tradewinds Emerging Markets	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$16,162,394	$466,558	$—	$16,628,952
Convertible Bonds	—	270,477	—	270,477
Corporate Bonds	—	313,565	—	313,565
Preferred Securities**	176,024	—	—	176,024
Equity Linked Certificates	—	360,338	—	360,338
Short-Term Investments	2,015,889	—	—	2,015,889
Total	$18,354,307	$1,410,938	$—	$19,765,245

Tradewinds Global All-Cap	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$854,116,351	$13,681,690	$—	$867,798,041
Short-Term Investments	60,967,276	—	—	60,967,276
Total	$915,083,627	$13,681,690	$—	$928,765,317

Tradewinds Global All-Cap Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$24,266,760	$361,104	$—	$24,627,864
Short-Term Investments	2,969,329	—	—	2,969,329
Common Stocks Sold Short	(5,836,911)	—	—	(5,836,911)
Total	$21,399,178	$361,104	$—	$21,760,282

Tradewinds Global Resources	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$17,401,650	$285,541	$—	$17,687,191
Short-Term Investments	1,030,462	—	—	1,030,462
Total	$18,432,112	$285,541	$—	$18,717,653

54	Nuveen Investments

Tradewinds International Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,035,438,913	$—	$—	$1,035,438,913
Short-Term Investments	86,733,549	—	—	86,733,549
Total	$1,122,172,462	$—	$—	$1,122,172,462

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

The following is a reconciliation of Tradewinds Emerging Markets’ Level 3 investments held at the beginning and end of the measurement period:

Tradewinds Emerging Markets Level 3 Convertible Bonds
Balance at the beginning of year	$87,044
Gains (losses):
Net realized gains (losses)	57,652
Net change in unrealized appreciation (depreciation)	(34,155)
Net purchases at cost (sales at proceeds)	(111,335)
Net discounts (premiums)	794
Net transfers in to (out of) at end of period fair value	—
Balance at the end of year	$—

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds Emerging Markets
	Year Ended 7/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	157,927	$5,685,242	12,500	$250,000
Class C	8,295	294,169	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	270,416	9,779,746	57,151	1,513,428
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	235	8,346	—	—
	436,873	15,767,503	94,651	2,263,428
Shares redeemed:
Class A	(5,558)	(201,570)	—	—
Class C	(53)	(1,945)	—	—
Class R3	—	—	—	—
Class I	(10,327)	(395,405)	—	—
Redemption fees:
Class A	—	8	—	—
Class C	—	8	—	—
Class R3	—	8	—	—
Class I	—	117	—	—
	(15,938)	(598,779)	—	—
Net increase (decrease)	420,935	$15,168,724	94,651	$2,263,428

Nuveen Investments	55

Notes to Financial Statements (continued)

	Tradewinds Global All-Cap
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,128,671	$291,645,448	6,584,978	$121,766,741
Class A – automatic conversion of Class B Shares	66	1,453	4,849	76,563
Class B	11,341	268,524	15,532	257,858
Class C	3,267,842	78,885,565	1,061,466	19,227,638
Class R3	4,442	107,973	11,062	150,000
Class I	15,404,816	373,928,005	5,517,870	101,119,238
Shares issued to shareholders due to reinvestment of distributions:
Class A	21,341	517,717	440,354	6,760,142
Class B	—	—	9,395	142,333
Class C	—	—	90,919	1,379,244
Class R3	—	12	—	—
Class I	36,116	875,445	281,453	4,330,477
	30,874,635	746,230,142	14,017,878	255,210,234
Shares redeemed:
Class A	(6,480,703)	(156,399,291)	(7,402,142)	(120,811,421)
Class B	(21,453)	(511,660)	(29,319)	(513,102)
Class B – automatic conversion to Class A Shares	(67)	(1,453)	(4,865)	(76,563)
Class C	(593,955)	(14,208,951)	(1,061,832)	(17,938,408)
Class R3	—	(10)	—	—
Class I	(5,573,530)	(135,446,531)	(3,698,535)	(60,372,441)
Redemption fees:
Class A	—	23,832	—	36,137
Class B	—	211	—	408
Class C	—	6,328	—	6,405
Class R3	—	20	—	10
Class I	—	19,880	—	14,443
	(12,669,708)	(306,517,625)	(12,196,693)	(199,654,532)
Net increase (decrease)	18,204,927	$439,712,517	1,821,185	$55,555,702

	Tradewinds Global All-Cap Plus
	Year Ended 7/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	133,544	$4,013,151	12,500	$250,000
Class C	13,187	403,405	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	503,731	15,512,958	101,416	2,584,103
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	44	1,343	—	—
	650,506	19,930,857	138,916	3,334,103
Shares redeemed:
Class A	(7,271)	(213,573)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(52,195)	(1,625,131)	—	—
Redemption fees:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	923	—	—
	(59,466)	(1,837,781)	—	—
Net increase (decrease)	591,040	$18,093,076	138,916	$3,334,103

56	Nuveen Investments

	Tradewinds Global Resources
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	303,950	$6,207,114	67,442	$1,148,294
Class C	201,768	4,164,004	26,789	397,403
Class R3	3,031	60,000	N/A	N/A
Class I	218,524	4,536,231	432,049	6,781,477
Shares issued to shareholders due to reinvestment of distributions:
Class A	3,511	72,858	486	5,746
Class C	467	9,592	10	122
Class R3	—	—	N/A	N/A
Class I	2,027	42,168	25	288
	733,278	15,091,967	526,801	8,333,330
Shares redeemed:
Class A	(169,600)	(3,346,424)	(9,601)	(120,017)
Class C	(15,932)	(324,790)	(3,301)	(43,803)
Class R3	—	—	N/A	N/A
Class I	(241,621)	(4,937,502)	(73,511)	(1,194,976)
Redemption fees:
Class A	—	523	—	—
Class C	—	442	—	—
Class R3	—	7	N/A	N/A
Class I	—	1,162	—	—
	(427,153)	(8,606,582)	(86,413)	(1,358,796)
Net increase (decrease)	306,125	$6,485,385	440,388	$6,974,534

N/A – Tradewinds Global Resources did not offer Class R3 Shares prior to September 29, 2009.

	Tradewinds International Value
	Year Ended 7/31/10		Year Ended 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	14,736,300	$344,367,747	18,465,726	$361,795,104
Class A – automatic conversion of Class B Shares	401	9,082	26,922	629,334
Class B	5,412	121,433	7,680	152,318
Class C	799,772	17,802,921	1,119,578	21,453,183
Class R3	62,383	1,442,660	54,026	1,101,627
Class I	19,897,734	467,600,037	11,080,275	227,606,375
Shares issued to shareholders due to reinvestment of distributions:
Class A	50,588	1,177,191	1,564,823	29,052,295
Class B	—	—	44,264	779,041
Class C	—	—	453,464	7,985,506
Class R3	9	218	—	—
Class I	71,934	1,680,372	1,734,255	32,458,193
	35,624,533	834,201,661	34,551,013	683,012,976
Shares redeemed:
Class A	(16,638,663)	(388,227,686)	(9,793,485)	(197,947,767)
Class B	(78,288)	(1,736,289)	(145,795)	(2,872,915)
Class B – automatic conversion to Class A Shares	(422)	(9,082)	(28,107)	(629,334)
Class C	(1,137,103)	(25,265,349)	(1,950,319)	(37,469,639)
Class R3	(13,946)	(327,413)	(8,186)	(159,244)
Class I	(14,386,649)	(337,688,717)	(9,369,522)	(193,211,831)
Redemption fees:
Class A	—	24,221	—	59,563
Class B	—	123	—	3,193
Class C	—	—	—	6,897
Class R3	—	—	—	6
Class I	—	27,961	—	36,474
	(32,255,071)	(753,202,231)	(21,295,414)	(432,184,597)
Net increase (decrease)	3,369,462	$80,999,430	13,255,599	$250,828,379

Nuveen Investments	57

Notes to Financial Statements (continued)

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments) for the fiscal year ended July 31, 2010, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Purchases	$17,314,428	$702,274,935	$25,862,258	$14,465,634	$480,381,189
Sales and maturities	3,493,107	276,424,825	11,005,070	7,421,523	407,432,854

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Cost of investments	$19,022,229	$901,968,390	$26,816,892	$17,266,605	$1,106,826,656
Gross unrealized:
Appreciation	$1,131,798	$73,712,611	$1,414,408	$2,471,798	$118,980,807
Depreciation	(388,782)	(46,915,684)	(634,107)	(1,020,750)	(103,635,001)
Net unrealized appreciation (depreciation) of investments	$743,016	$26,796,927	$780,301	$1,451,048	$15,345,806

Permanent differences, primarily due to federal taxes paid, net operating losses, foreign currency reclassification adjustments for investments in passive foreign investment companies, and litigation proceeds resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ tax year-end, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Capital paid-in	$(939)	$—	$(17)	$—	$—
Undistributed net investment income	(12,904)	8,096,645	10,994	491,140	5,409,174
Accumulated net realized gain (loss)	13,843	(8,096,645)	(10,977)	(491,140)	(5,409,174)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ tax year end, were as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Undistributed net ordinary income*	$586,503	$22,293,689	$736,948	$387,452	$12,929,848
Undistributed net long-term capital gains	425,224	—	171,974	183,049	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Distributions from net ordinary income*	$236,701	$2,018,792	$271,391	$300,223	$4,272,603
Distributions from net long-term capital gains	—	—	—	—	—

2009	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Distributions from net ordinary income*	$—	$12,376,501	$—	$95,683	$39,780,208
Distributions from net long-term capital gains	—	11,392,417	—	83,225	45,560,522
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

58	Nuveen Investments

At July 31, 2010, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Tradewinds Global All-Cap	Tradewinds International Value
Expiration:
July 31, 2017	$13,825,171	$30,896,398
July 31, 2018	2,435,156	88,971,285
Total	$16,260,327	$119,867,683

During the tax year ended July 31, 2010, Tradewinds Global Resources utilized its capital loss carry forward of $120,472.

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Post-October currency losses	$21,931	$260,929	$15,807	$5,276	$606,612

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amounts of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

During the period August 1, 2009 through June 30, 2010, the annual fund-level fee for each Fund, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate
For the first $125 million	1.0400%	.7500%	1.0500%	.8000%	.8500%
For the next $125 million	1.0225	.7375	1.0325	.7875	.8375
For the next $250 million	1.0150	.7250	1.0250	.7750	.8250
For the next $500 million	1.0025	.7125	1.0125	.7625	.8125
For the next $1 billion	.9900	.7000	1.0000	.7500	.8000
For net assets over $2 billion	.9750	.6750	.9850	.7250	.7750

Effective July 1, 2010, each Fund’s management fee has been lowered. The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Tradewinds Emerging Markets Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate	Tradewinds Global All-Cap Plus Fund-Level Fee Rate	Tradewinds Global Resources Fund-Level Fee Rate	Tradewinds International Value Fund-Level Fee Rate
For the first $125 million	1.0000%	.6900%	.9000%	.7000%	.6900%
For the next $125 million	.9875	.6775	.8875	.6875	.6775
For the next $250 million	.9750	.6650	.8750	.6750	.6650
For the next $500 million	.9625	.6525	.8625	.6625	.6525
For the next $1 billion	.9500	.6400	.8500	.6500	.6400
For net assets over $2 billion	.9250	.6150	.8250	.6250	.6150

Nuveen Investments	59

Notes to Financial Statements (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was .1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreements with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

During the fiscal year ended July 31, 2010, for Tradewinds Emerging Markets and Tradewinds Global All Cap, and the period August 1, 2009 through June 30, 2010, for Tradewinds Global All Cap Plus and Tradewinds International Value, the Adviser agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/ Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2011	1.85%
Tradewinds Global All-Cap	1.30	November 30, 2009	1.55
Tradewinds Global All-Cap Plus	1.60	November 30, 2011	1.85
Tradewinds Global Resources	1.35	November 30, 2010	1.55
Tradewinds International Value	1.50	November 30, 2009	N/A

Effective July 1, 2010, Tradewinds Global All-Cap and Tradewinds Global Resources had their Expense Cap modified. The Expense Cap for Tradewinds Emerging Markets and Tradewinds Global All Cap has not been modified. The Expense Cap for Tradewinds International Value expired on November 30, 2009. The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/ Temporary Expense Cap	Current/ Temporary Expense Cap Expiration Date	Permanent Expense Cap
Tradewinds Emerging Markets	1.60%	November 30, 2011	1.85%
Tradewinds Global All-Cap	1.55	N/A	1.55
Tradewinds Global All-Cap Plus	1.45	November 30, 2011	1.85
Tradewinds Global Resources	1.25	November 30, 2011	1.55

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

60	Nuveen Investments

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2010, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Sales charges collected (Unaudited)	$—	$1,048,870	$—	$—	$268,245
Paid to financial intermediaries (Unaudited)	—	937,086	—	—	243,245

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2010, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Commission advances (Unaudited)	$2,023	$892,550	$2,184	$37,399	$233,644

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2010, the Distributor retained such 12b-1 fees as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
12b-1 fees retained (Unaudited)	$4,975	$534,484	$4,639	$19,359	$323,157

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2010, as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
CDSC retained (Unaudited)	$—	$34,462	$—	$841	$35,902

At July 31, 2010, Nuveen owned shares of the Funds as follows:

	Tradewinds Emerging Markets	Tradewinds Global All-Cap	Tradewinds Global All-Cap Plus	Tradewinds Global Resources	Tradewinds International Value
Class A	$12,500	$—	$12,500	$12,500	$—
Class B	N/A	—	N/A	N/A	—
Class C	12,500	—	12,500	12,500	—
Class R3	12,500	11,062	12,500	2,547	5,069
Class I	12,500	—	12,500	22,396	—

N/A–Tradewinds Emerging Markets, Tradewinds Global All-Cap Plus and Tradewinds Global Resources do not offer Class B Shares.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	61

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS EMERGING MARKETS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010	$31.45	$.57	$7.60	$8.17	$(.38)	$(2.11)	$(2.49)	—	**	$37.13	26.41%
2009(d)	20.00	.27	11.18	11.45	—	—	—	—		31.45	57.25
Class C (12/08)
2010	31.31	.08	7.79	7.87	(.17)	(2.11)	(2.28)	—	**	36.90	25.48
2009(d)	20.00	.17	11.14	11.31	—	—	—	—		31.31	56.55
Class R3 (12/08)
2010	31.40	.24	7.84	8.08	(.31)	(2.11)	(2.42)	—	**	37.06	26.10
2009(d)	20.00	.24	11.16	11.40	—	—	—	—		31.40	57.00
Class I (12/08)
2010	31.49	.45	7.83	8.28	(.45)	(2.11)	(2.56)	—	**	37.21	26.76
2009(d)	20.00	.23	11.26	11.49	—	—	—	—		31.49	57.45

62	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$6,121	4.31%		(.89)%		1.84%		1.58%		61%
393	6.15	*	(2.34	)*	1.85	*	1.95	*	32

765	4.89		(2.08)		2.59		.22		61
391	6.89	*	(3.09	)*	2.60	*	1.20	*	32

463	4.42		(1.66)		2.09		.68		61
393	6.40	*	(2.59	)*	2.10	*	1.71	*	32

11,813	3.94		(1.09)		1.59		1.26		61
1,800	6.19	*	(2.99	)*	1.60	*	1.60	*	32

(a)	Per share Net Investment Income (Loss) and Redemptions Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (3/06)
2010	$21.14	$.11	$3.86	$3.97	$(.06)	$—	$(.06)	—	**	$25.05	18.81%
2009	24.03	.13	(1.32)	(1.19)	(.11)	(1.59)	(1.70)	—	**	21.14	(2.22)
2008	25.54	.16	.09	.25	(.37)	(1.39)	(1.76)	—	**	24.03	.95
2007	20.80	.18	4.77	4.95	(.15)	(.06)	(.21)	—	**	25.54	23.88
2006(d)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00
Class B (3/06)
2010	20.99	(.09)	3.86	3.77	— **	—	—	—	**	24.76	17.96
2009	23.92	.01	(1.35)	(1.34)	—	(1.59)	(1.59)	—	**	20.99	(3.03)
2008	25.43	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.92	.15
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06
2006(d)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70
Class C (3/06)
2010	21.02	(.07)	3.84	3.77	— **	—	—	—	**	24.79	17.94
2009	23.94	— **	(1.33)	(1.33)	—	(1.59)	(1.59)	—	**	21.02	(2.98)
2008	25.45	(.03)	.09	.06	(.18)	(1.39)	(1.57)	—	**	23.94	.16
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10
2006(d)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75
Class R3 (3/09)
2010	21.09	.03	3.87	3.90	(.01)	—	(.01)	—	**	24.98	18.52
2009(e)	13.56	.08	7.45	7.53	—	—	—	—	**	21.09	55.53
Class I (3/06)(f)
2010	21.14	.18	3.85	4.03	(.11)	—	(.11)	—	**	25.06	19.10
2009	24.08	.18	(1.36)	(1.18)	(.17)	(1.59)	(1.76)	—	**	21.14	(2.11)
2008	25.59	.09	.22	.31	(.43)	(1.39)	(1.82)	—	**	24.08	1.20
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22
2006(d)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10

64	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$418,109	1.34%		.44%		1.34%		.44%		45%
233,006	1.40		.74		1.40		.74		72
273,879	1.29		.63		1.29		.63		54
211,912	1.29		.77		1.29		.77		22
66,065	1.48	*	.55	*	1.48	*	.56	*	5

2,841	2.09		(.39)		2.09		(.39)		45
2,622	2.15		.03		2.15		.03		72
3,209	2.05		(.11)		2.05		(.11)		54
762	2.04		.07		2.04		.07		22
341	2.62	*	(.22	)*	2.27	*	.14	*	5

123,726	2.09		(.27)		2.09		(.27)		45
48,711	2.15		—	***	2.15		—	***	72
53,299	2.04		(.13)		2.04		(.13)		54
27,666	2.04		.03		2.04		.03		22
5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	5

387	1.59		.11		1.59		.11		45
233	1.66	*	1.01	*	1.66	*	1.01	*	72

387,819	1.09		.74		1.09		.74		45
118,560	1.15		1.01		1.15		1.01		72
84,493	1.08		.35		1.08		.35		54
6,213	1.05		1.09		1.05		1.09		22
1,564	1.64	*	.79	*	1.27	*	1.16	*	5

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.
(e)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL ALL-CAP PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010	$28.89	$— **	$3.80	$3.80	$(.15)	$(1.76)	$(1.91)	—		$30.78	13.21%
2009(e)	20.00	.08	8.81	8.89	—	—	—	—		28.89	44.45
Class C (12/08)
2010	28.77	(.20)	3.74	3.54	— **	(1.76)	(1.76)	—		30.55	12.36
2009(e)	20.00	(.02)	8.79	8.77	—	—	—	—		28.77	43.85
Class R3 (12/08)
2010	28.85	(.10)	3.81	3.71	(.08)	(1.76)	(1.84)	—		30.72	12.91
2009(e)	20.00	.05	8.80	8.85	—	—	—	—		28.85	44.25
Class I (12/08)
2010	28.94	.22	3.66	3.88	(.22)	(1.76)	(1.98)	—	**	30.84	13.47
2009(e)	20.00	.05	8.89	8.94	—	—	—	—		28.94	44.70

66	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$4,272	3.19%		(.98)%		2.19%		.02%		130%
361	6.92	*	(4.07	)*	2.25	*	.60	*	105

785	3.67		(1.31)		3.00		(.64)		130
360	7.67	*	(4.82	)*	3.00	*	(.15	)*	105

384	3.06		(.86)		2.51		(.31)		130
361	7.17	*	(4.32	)*	2.50	*	.35	*	105

17,057	2.71		—	***	2.00		.71		130
2,935	5.18	*	(2.90	)*	1.92	*	.36	*	105

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets			Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31,
Class A (12/08)
2010	0.13%			0.26%
2009(e)	0.31	*	0.09	*
Class C (12/08)
2010	0.17		0.27
2009(e)	0.31	*	0.09	*
Class R3 (12/08)
2010	0.17		0.26
2009(e)	0.31	*	0.09	*
Class I (12/08)
2010	0.16		0.28
2009(e)	0.21	*	0.11	*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS GLOBAL RESOURCES
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/06)
2010	$17.92	$(.07)	$3.52	$3.45	$(.37)	$—	$(.37)	—	**	$21.00	19.34%
2009	22.60	.03	(4.09)	(4.06)	—	(.62)	(.62)	—		17.92	(16.58)
2008	23.32	.01	.72	.73	(.60)	(.85)	(1.45)	—		22.60	2.92
2007(d)	20.00	.05	3.27	3.32	—	—	—	—		23.32	16.65
Class C (12/06)
2010	17.68	(.21)	3.46	3.25	(.24)	—	(.24)	—	**	20.69	18.40
2009	22.47	(.07)	(4.10)	(4.17)	—	(.62)	(.62)	—		17.68	(17.18)
2008	23.23	(.18)	.70	.52	(.43)	(.85)	(1.28)	—		22.47	2.07
2007(d)	20.00	(.05)	3.28	3.23	—	—	—	—		23.23	16.15
Class R3 (9/09)
2010(e)	19.63	(.11)	1.91	1.80	(.41)	—	(.41)	—	**	21.02	9.17
Class I (12/06)(f)
2010	17.99	(.02)	3.54	3.52	(.42)	—	(.42)	—	**	21.09	19.63
2009	22.63	.08	(4.10)	(4.02)	—	(.62)	(.62)	—		17.99	(16.38)
2008	23.38	.08	.68	.76	(.66)	(.85)	(1.51)	—	**	22.63	3.07
2007(d)	20.00	.09	3.29	3.38	—	—	—	—		23.38	16.90

68	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$4,464	2.04%		(.80)%	1.58%		(.34)%	50%
1,339	3.58		(1.78)	1.60		.20	65
370	3.83		(2.43)	1.58		(.18)	43
292	7.79	*	(6.10)*	1.58	*	.12 *	11

4,603	2.86		(1.59)	2.33		(1.06)	50
640	4.29		(2.39)	2.35		(.45)	65
285	4.59		(3.20)	2.33		(.94)	43
290	8.53	*	(6.83)*	2.34	*	(.64 )*	11

64	2.25	*	(1.06)*	1.83	*	(.65 )*	50

9,440	1.74		(.51)	1.33		(.10)	50
8,431	3.12		(1.24)	1.35		.52	65
2,490	3.55		(2.08)	1.34		.14	43
292	7.52	*	(5.82)*	1.33	*	.37 *	11

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(e)	For the period September 29, 2009 (commencement of operations) through July 31, 2010.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS INTERNATIONAL VALUE
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)
Class A (12/99)
2010	$22.24	$.23	$1.14	$1.37	$(.07)	$—	$(.07)	—	**	$23.54	6.14%
2009	29.89	.23	(4.82)	(4.59)	(.18)	(2.88)	(3.06)	—	**	22.24	(13.20)
2008	34.42	.15	(.90)	(.75)	(.45)	(3.33)	(3.78)	—	**	29.89	(2.67)
2007	30.05	.36	4.76	5.12	(.27)	(.48)	(.75)	—	**	34.42	17.19
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88
Class B (12/99)
2010	21.24	.06	1.07	1.13	— **	—	—	—	**	22.37	5.32
2009	28.69	.04	(4.61)	(4.57)	—	(2.88)	(2.88)	—	**	21.24	(13.86)
2008	33.16	(.10)	(.85)	(.95)	(.19)	(3.33)	(3.52)	—	**	28.69	(3.38)
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16	16.33
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00
Class C (12/99)
2010	21.25	.06	1.07	1.13	— **	—	—	—		22.38	5.32
2009	28.70	.05	(4.62)	(4.57)	—	(2.88)	(2.88)	—	**	21.25	(13.86)
2008	33.18	(.10)	(.86)	(.96)	(.19)	(3.33)	(3.52)	—	**	28.70	(3.42)
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18	16.31
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98
Class R3 (8/08)
2010	22.41	.20	1.10	1.30	(.01)	—	(.01)	—		23.70	5.82
2009(d)	29.59	.18	(4.36)	(4.18)	(.12)	(2.88)	(3.00)	—	**	22.41	(12.02)
Class I (12/99)(e)
2010	22.36	.32	1.11	1.43	(.12)	—	(.12)	—	**	23.67	6.39
2009	30.06	.27	(4.83)	(4.56)	(.26)	(2.88)	(3.14)	—	**	22.36	(13.00)
2008	34.59	.23	(.89)	(.66)	(.54)	(3.33)	(3.87)	—	**	30.06	(2.40)
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59	17.49
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14

70	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$491,483	1.54%		.98%	1.54%		.98%	40%
505,600	1.68		1.12	1.68		1.12	45
372,693	1.58		.45	1.58		.45	56
369,845	1.52		1.08	1.52		1.08	56
266,781	1.63		1.95	1.63		1.95	28

6,336	2.29		.26	2.29		.26	40
7,572	2.42		.20	2.42		.20	45
13,728	2.33		(.32)	2.33		(.32)	56
16,574	2.27		.32	2.27		.32	56
15,258	2.33		.96	2.33		.96	28

90,472	2.29		.29	2.29		.29	40
93,082	2.42		.23	2.42		.23	45
136,553	2.33		(.31)	2.33		(.31)	56
151,462	2.27		.32	2.27		.32	56
117,016	2.37		1.17	2.37		1.17	28

2,235	1.78		.85	1.78		.85	40
1,027	1.94	*	.88 *	1.94	*	.88 *	45

521,515	1.29		1.36	1.29		1.36	40
367,831	1.43		1.29	1.43		1.29	45
390,882	1.33		.69	1.33		.69	56
437,863	1.26		1.43	1.26		1.43	56
322,653	1.39		2.31	1.39		2.31	28

(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period August 4, 2008 (commencement of operations) through July 31, 2009.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	71

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

72	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	73

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

74	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	75

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds. As part of their oversight, the

76	Nuveen Investments

Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with the Sub-Adviser in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter, one-, three- and five-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist for part of the foregoing time frames). Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by the Sub-Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, the Board noted that the Nuveen Tradewinds Global All-Cap Fund (the “Global All-Cap Fund”) and the Nuveen Tradewinds Global Resources Fund (the “Global Resources Fund”) generally demonstrated favorable performance in comparison to peers, performing in the first or second quartile over various periods. In addition, the Board noted that while the Nuveen Tradewinds International Value Fund (the “International Value Fund”) lagged its peers somewhat in the short-term one-year period, it demonstrated more favorable performance in the longer three- and five-year periods. Finally, the Board noted that the Nuveen Tradewinds Global All-Cap Plus Fund (the “Global All-Cap Plus Fund”) and the Nuveen Tradewinds Emerging Markets Fund (the “Emerging Markets Fund”) were each relatively new funds with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used; may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that except for the International Value Fund and the Global All-Cap Fund, which had net advisory fees and net expense ratios above (over 5 basis points) their respective peer average (due in part to a decrease in net assets), each of the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer average of their respective Peer Group or Peer Universe.

Notwithstanding the foregoing, the Independent Board Members recognized that NAM intended to reduce the management fees and/or expense caps on certain of the Nuveen funds, including the Funds. The Global All-Cap Plus Fund and the Global Resources Fund would also have a corresponding reduction in their respective expense caps. In addition, it was noted that the Global Resources Fund, Global All-Cap Plus Fund and Emerging Markets Fund received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

Nuveen Investments	77

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

78	Nuveen Investments

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	79

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

80	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Tradewinds Emerging Markets Fund	0%	11.62%
Nuveen Tradewinds Global All-Cap Fund	53.89%	100%
Nuveen Tradewinds Global All-Cap Plus Fund	3.47%	17.49%
Nuveen Tradewinds Global Resources Fund	12.06%	51.24%
Nuveen Tradewinds International Value Fund	20.76%	100%

Foreign Taxes: Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund paid qualifying foreign taxes of $2,667,979 and $1,162,808, respectively, and earned $30,565,697 and $10,975,037 of foreign source income, respectively, during the fiscal year ended July 31, 2010. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund hereby designate $0.06 and $0.03 per share as foreign taxes paid, respectively, and $0.65 and $0.29 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2010. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	81

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

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Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2010

Nuveen Winslow Large-Cap Growth Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital Management and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

As of the end of the reporting period, this Fund was available for investment only for “traditional institutional investors” such as (a) Taft-Hartley plans, endowments and foundations, public and corporate plans and QIBs, and (b) other institutional investors with an initial purchase of at least $5 million, and to defined contribution plans in the form of Class A and R3 Shares.

The Nuveen Winslow Large Cap Growth Fund features management by Winslow Capital Management, Inc. (Winslow Capital), an affiliate of Nuveen Investments, Inc.

The Fund is managed by a team led by Clark J. Winslow, who has served as the chief executive officer and a portfolio manager at Winslow Capital since 1992. Other managers include Justin H. Kelly, CFA, a senior managing director and portfolio manager at Winslow Capital since 1999, and R. Bart Wear, CFA, a senior managing director and portfolio manager at Winslow Capital since 1997.

We recently spoke with Clark Winslow about the key investment strategies and performance of the Fund for the twelve-month period ending July 31, 2010.

What were the general market conditions during the reporting period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

2	Nuveen Investments

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

Equity markets generally rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, a series of events kept many market participants cautious. Some rating agencies downgraded the sovereign debt of Greece and Spain. Dubai World announced in late November 2009 that it would need to restructure its debt. In response to continuing financial stress, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

How did the Fund perform during the twelve-month period ended July 31, 2010?

The Fund’s Class A Shares at net asset value had positive returns for the reporting period, but underperformed the Russell and Lipper indexes. The Fund produced relatively steady growth during the period, with a few months of pullback, especially in the beginning of 2010 and at the end of the second quarter. The Fund had strong relative performance compared to the indexes during rising markets, but tended to underperform the indexes during market declines. The table on page five provides performance information for the one-year and since-inception periods ended July 31, 2010.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

At Winslow Capital, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings growth rate for an issue also is important in selecting a stock. Our focus is on companies that we believe can deliver attractive future annual earnings growth, with rising return on invested capital and positive cash flow.

Our investment philosophy is grounded in fundamental research. The majority of our analytical work is conducted internally by our investment principals. We select stocks using a bottom-up approach and position our portfolio decision-makers as close as possible to the source of fundamental information — whether that source is directly from a company, its suppliers, or its competitors.

After a period of great volatility in the prior fiscal year, this twelve-month period began with “green shoots” appearing in some areas of the U.S. economy. The balance of economic data and investor confidence improved along with rising corporate profits. The Fund had been repositioned in early 2009 in anticipation of better capital markets and a declining risk environment, which helped the positive absolute and relative performance during the last five months of 2009. After a rise in the first quarter of 2010, uncertainties — from European sovereign debt to increased government regulation and sluggish

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employment growth in the U.S. — weighed on investors’ confidence. With the weakened confidence in economic and earnings growth, the Fund underperformed.

The information technology sector had a strong positive impact on the Fund for the reporting period. With strong absolute performance, its overweight versus the benchmark contributed to relative outperformance, while strong selections in this sector helped to drive positive performance consistently throughout the fiscal year. Well-performing selections in the slightly underweighted consumer discretionary sector also contributed positively to relative return over the year.

Holdings in the health care sector detracted from relative performance. On average, health care was underweighted, and some underperforming selections contributed to an absolute and relative underperformance, while the sector performed positively compared to the index. The underperformance of the overweighted financials sector also detracted from the return of the Fund.

Several individual holdings significantly impacted the Fund’s performance for the reporting period. Cognizant Technology Solutions Corporation provides custom information technology services related to IT design, development, integration and maintenance services. The company showed improving business trends above street expectations, which positively contributed to the company’s performance.

Apple Inc. designs, manufactures and markets personal computer, mobile communication devices and portable digital music and video players and sells a variety of related software, services, peripherals and networking solutions. Strong earnings growth throughout the reporting period aided the company’s performance.

Priceline.com provides internet services that offers products including a travel service that offers airline tickets, hotel rooms, rental cars, cruises and vacation packages; a personal finance service that offers home mortgages, refinancing and home equity loans; an automotive services that offers new cars; and a telecommunications services that offers long distance calling services. As a whole, the company performed well throughout the period, driven by strong fundamentals and stellar earnings growth.

Several holdings that detracted from performance included QUALCOMM Inc, which provides chips for wireless communication systems. A conservative outlook by management prompted a decline in the stock. Also hindering performance was Monsanto. The company provides pesticides for crops by applying biotechnology, genomics, and molecular breeding technology to herbicides and seeds. Extreme margin presence in herbicides caused a reduction in earnings estimates and we sold the stock.

Gilead Sciences Inc. discovers, develops and commercializes therapeutics and treatments for viral diseases. As investors began to connect the end of patent protection with likely slowing earnings growth, we sold the stock.

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1	Since inception returns for the Nuveen Winslow Large-Cap Growth Fund are as of 5/15/09. Index since inception returns are as of 5/31/09.

2	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Class A Shares – Average Annual Total Returns as of 7/31/10

	Average Annual
	1-Year	Since inception[1]
Nuveen Winslow Large-Cap Growth Fund
A Shares at NAV	11.13%	21.38%
A Shares at Offer	4.74%	15.60%
Lipper Large-Cap Growth Funds Index[2]	11.80%	26.96%
Russell 1000 Growth Index[3]	13.65%	20.71%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

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Nuveen Winslow Large-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with the corresponding indexes. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Fund’s returns include reinvestment of all dividends and distributions, and the Fund’s returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

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Fund Spotlight as of 7/31/10 Nuveen Winslow Large-Cap Growth Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
Fund Symbols	NWCAX	N/A	NWCRX	NVLIX
NAV	$25.14	$24.91	$25.06	$25.21
Latest Capital Gain Distribution[1]	$.1656	$.1656	$.1656	$.1656
Inception Date	5/15/09	5/15/09	5/15/09	5/15/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	11.13%	4.74%
Since Inception	21.38%	15.60%

C Shares	NAV
1-Year	10.31%
Since Inception	20.47%

R3 Shares	NAV
1-Year	10.87%
Since Inception	21.07%

I Shares	NAV
1-Year	11.39%
Since Inception	21.66%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.07%	1.05%
Class C	N/A	N/A
Class R3	4.33%	1.30%
Class I	2.69%	0.80%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	10.10%	3.77%
Since Inception	15.19%	9.30%

C Shares	NAV
1-Year	9.26%
Since Inception	14.32%

R3 Shares	NAV
1-Year	9.82%
Since Inception	14.89%

I Shares	NAV
1-Year	10.33%
Since Inception	15.45%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$29,237
Number of Common Stocks	62

Top Five Common Stock Holdings[2]
Apple, Inc.	4.6%
Cognizant Technology Solutions Corporation	4.0%
Visa Inc.	3.8%
Hewlett-Packard Company	3.4%
JP Morgan Chase & Co.	3.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

N/A Class C Shares are currently not publicly available for sale.

1	Paid December 16, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

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Fund Spotlight (continued) as of 7/31/10 Nuveen Winslow Large-Cap Growth Fund

Portfolio Composition[1]
Computers & Peripherals	11.7%
IT Services	7.8%
Machinery	7.1%
Software	6.7%
Internet Software & Services	4.9%
Energy Equipment & Services	4.5%
Semiconductors & Equipment	4.5%
Internet & Catalog Retail	4.2%
Communications Equipment	4.2%
Diversified Financial Services	3.9%
Capital Markets	3.9%
Specialty Retail	3.8%
Oil, Gas & Consumable Fuels	3.2%
Pharmaceuticals	3.2%
Road & Rail	2.9%
Health Care Providers & Services	2.9%
Aerospace & Defense	2.1%
Short-Term Investments	1.1%
Other	17.4%
1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. As with any mutual fund, possible loss of principal is also a risk.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back- end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,033.30	$1,029.30	$1,032.10	$1,034.50	$1,019.64	$1,015.92	$1,018.40	$1,020.88
Expenses Incurred During Period	$5.24	$9.01	$6.50	$3.99	$5.21	$8.95	$6.46	$3.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.04%, 1.79%, 1.29% and 0.79% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

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Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Winslow Large-Cap Growth Fund (a series of the Nuveen Investment Trust II, hereafter referred to as the “Fund”) at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

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Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 97.7%

	Aerospace & Defense – 2.1%

8,600	United Technologies Corporation	$611,460
	Air Freight & Logistics – 1.2%

5,500	C.H. Robinson Worldwide, Inc.	358,600
	Beverages – 1.1%

5,060	PepsiCo, Inc.	328,445
	Biotechnology – 1.1%

5,670	Celgene Corporation, (2)	312,701
	Capital Markets – 3.8%

3,800	Franklin Resources, Inc.	382,204

4,880	Goldman Sachs Group, Inc.	736,002
	Total Capital Markets	1,118,206
	Chemicals – 1.0%

5,870	Ecolab Inc.	287,102
	Communications Equipment – 4.1%

33,330	Cisco Systems, Inc., (2)	768,923

11,375	QUALCOMM, Inc.	433,160
	Total Communications Equipment	1,202,083
	Computers & Peripherals – 11.5%

5,200	Apple, Inc., (2)	1,337,700

39,420	EMC Corporation, (2)	780,122

21,270	Hewlett-Packard Company	979,271

6,300	Network Appliance Inc., (2)	266,490
	Total Computers & Peripherals	3,363,583
	Construction & Engineering – 0.9%

5,200	Fluor Corporation	251,108
	Diversified Consumer Services – 0.9%

2,550	New Oriental Education & Technology Group, Inc., (2)	249,390
	Diversified Financial Services – 3.9%

2,550	Intercontinental Exchange, Inc., (2)	269,331

21,560	JP Morgan Chase & Co.	868,437
	Total Diversified Financial Services	1,137,768
	Electronic Equipment & Instruments – 1.9%

8,800	Agilent Technologies, Inc., (2)	245,784

6,700	Amphenol Corporation, Class A	300,160
	Total Electronic Equipment & Instruments	545,944
	Energy Equipment & Services – 4.4%

10,100	Dresser Rand Group, Inc., (2)	375,821

4,800	FMC Technologies Inc., (2)	303,744

10,440	Schlumberger Limited	622,850
	Total Energy Equipment & Services	1,302,415
	Food & Staples Retailing – 1.0%

5,000	Costco Wholesale Corporation	283,550
	Food Products – 1.3%

12,600	Green Mountain Coffee Inc., (2)	387,954

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Shares	Description (1)	Value

	Health Care Providers & Services – 2.8%

11,520	Express Scripts, Inc., (2)	$520,474

6,300	Medco Health Solutions, Inc., (2)	302,400
	Total Health Care Providers & Services	822,874
	Health Care Technology – 0.6%

2,200	Cerner Corporation, (2)	170,390
	Hotels, Restaurants & Leisure – 1.1%

7,800	YUM! Brands, Inc.	322,140
	Internet & Catalog Retail – 4.2%

4,850	Amazon.com, Inc., (2)	571,767

2,900	Priceline.com Incorporated, (2)	650,760
	Total Internet & Catalog Retail	1,222,527
	Internet Software & Services – 4.8%

5,500	Baidu.com, Inc., Sponsored ADR, (2)	447,755

4,340	Equinix Inc., (2)	405,833

1,160	Google Inc., Class A, (2)	562,426
	Total Internet Software & Services	1,416,014
	IT Services – 7.6%

21,050	Cognizant Technology Solutions Corporation, Class A, (2)	1,148,488

14,860	Visa Inc.	1,089,981
	Total IT Services	2,238,469
	Life Sciences Tools & Services – 0.5%

3,000	Thermo Fisher Scientific, Inc., (2)	134,580
	Machinery – 7.0%

19,340	Danaher Corporation	742,849

7,540	Deere & Company	502,767

3,100	Flowserve Corporation	307,396

11,700	Illinois Tool Works, Inc.	508,950
	Total Machinery	2,061,962
	Metals & Mining – 1.4%

7,100	Cliffs Natural Resources Inc.	401,647
	Multiline Retail – 1.3%

7,800	Kohl’s Corporation, (2)	371,982
	Oil, Gas & Consumable Fuels – 3.2%

1,900	EOG Resources, Inc.	185,250

3,780	Occidental Petroleum Corporation	294,575

10,100	Peabody Energy Corporation	456,015
	Total Oil, Gas & Consumable Fuels	935,840
	Personal Products – 1.1%

5,000	Estee Lauder Companies Inc., Class A	311,250
	Pharmaceuticals – 3.2%

7,180	Shire Pharmaceuticals Group	494,487

8,800	Teva Pharmaceutical Industries Limited, Sponsored ADR	429,880
	Total Pharmaceuticals	924,367
	Road & Rail – 2.9%

11,355	Union Pacific Corporation	847,878

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Portfolio of Investments

Nuveen Winslow Large-Cap Growth Fund (continued)

July 31, 2010

Shares	Description (1)			Value

	Semiconductors & Equipment – 4.4%

9,450	Broadcom Corporation, Class A			$340,484

8,375	Lam Research Corporation, (2)			353,341

8,610	Linear Technology Corporation			274,487

22,240	Marvell Technology Group Ltd., (2)			331,821
	Total Semiconductors & Equipment			1,300,133
	Software – 6.6%

12,400	Autodesk, Inc., (2)			366,296

7,600	Citrix Systems, (2)			418,152

23,940	Oracle Corporation			565,942

2,900	Salesforce.com, Inc., (2)			286,955

3,800	VMware Inc., (2)			294,614
	Total Software			1,931,959
	Specialty Retail – 3.7%

12,000	Lowe’s Companies, Inc.			248,879

7,085	O’Reilly Automotive Inc., (2)			349,148

15,280	Urban Outfitters, Inc., (2)			491,404
	Total Specialty Retail			1,089,431
	Wireless Telecommunication Services – 1.1%

6,700	American Tower Corporation, (2)			309,808
	Total Common Stocks (cost $28,805,722)			28,553,560

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 1.0%

$305	Repurchase Agreement with State Street Bank, dated 7/30/2010, repurchase price $304,970, collateralized by $300,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $315,120	0.020%	8/02/10	$304,969
	Total Short-Term Investments (cost $304,969)			304,969
	Total Investments (cost $29,110,691) – 98.7%			28,858,529
	Other Assets Less Liabilities – 1.3%			378,399
	Net Assets – 100%			$29,236,928

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2010

Assets
Investments, at value (cost $29,110,691)	$28,858,529
Receivables:
Dividends	7,391
From Adviser	24,337
Investments sold	368,968
Shares sold	109,402
Total assets	29,368,627
Liabilities
Payables:
Investments purchased	36,509
Shares redeemed	41,886
Accrued expenses:
12b-1 distribution and service fees	451
Other	52,853
Total liabilities	131,699
Net assets	$29,236,928
Class A Shares
Net assets	$314,245
Shares outstanding	12,500
Net asset value per share	$25.14
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.67
Class C Shares (1)
Net assets	$311,389
Shares outstanding	12,500
Net asset value and offering price per share	$24.91
Class R3 Shares
Net assets	$313,291
Shares outstanding	12,500
Net asset value and offering price per share	$25.06
Class I Shares
Net assets	$28,298,003
Shares outstanding	1,122,361
Net asset value and offering price per share	$25.21
Net Assets Consist of:
Capital paid-in	$30,253,856
Undistributed net investment income	—
Accumulated net realized gain (loss)	(764,766)
Net unrealized appreciation (depreciation)	(252,162)
Net assets	$29,236,928
Authorized shares	Unlimited
Par value per share	$0.01

(1) Class C Shares are currently not publicly available for sale.

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Operations

Year Ended July 31, 2010

Dividend and Interest Income (net of foreign tax withheld of $516)	$78,772
Expenses
Management fees	95,532
12b-1 service fees – Class A	786
12b-1 distribution and service fees – Class C	3,128
12b-1 distribution and service fees – Class R3	1,569
Shareholders’ servicing agent fees and expenses	487
Custodian’s fees and expenses	16,562
Trustees’ fees and expenses	319
Professional fees	11,219
Shareholders’ reports – printing and mailing expenses	47,816
Federal and state registration fees	53,203
Other expenses	2,526
Total expenses before custodian fee credit and expense reimbursement	233,147
Custodian fee credit	(15)
Expense reimbursement	(125,344)
Net expenses	107,788
Net investment income (loss)	(29,016)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(722,154)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(705,417)
Net realized and unrealized gain (loss)	(1,427,571)
Net increase (decrease) in net assets from operations	$(1,456,587)

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Changes in Net Assets

	Year Ended 7/31/10	For the Period 5/15/09 (commencement of operations) through 7/31/09
Operations
Net investment income (loss)	$(29,016)	$(2,011)
Net realized gain (loss) from investments and foreign currency	(722,154)	(3,285)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(705,417)	453,255
Net increase (decrease) in net assets from operations	(1,456,587)	447,959
Distributions to Shareholders
From accumulated net realized gains:
Class A	(602)	—
Class C	(602)	—
Class R3	(602)	—
Class I	(8,683)	—
From return of capital:
Class A	(1,468)	—
Class C	(1,468)	—
Class R3	(1,468)	—
Class I	(21,189)	—
Decrease in net assets from distributions to shareholders	(36,082)	—
Fund Share Transactions
Proceeds from sale of shares	29,201,576	4,269,727
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,305	—
	29,204,881	4,269,727
Cost of shares redeemed	(3,162,970)	(30,000)
Net increase (decrease) in net assets from Fund share transactions	26,041,911	4,239,727
Net increase (decrease) in net assets	24,549,242	4,687,686
Net assets at the beginning of period	4,687,686	—
Net assets at the end of period	$29,236,928	$4,687,686
Undistributed net investment income at the end of period	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Winslow Large-Cap Growth Fund, (“the Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997. The Fund commenced operations on May 15, 2009.

The Fund’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

16	Nuveen Investments

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution and .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized and unrealized gains or losses resulting from changes in foreign currency exchange rates are recognized as a component of “Net realized gain (loss) from investments and foreign currency” and “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Derivative Financial Instruments

The Fund is authorized to invest in futures, options, swaps, and other derivative instruments. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the fiscal year ended July 31, 2010.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide

Nuveen Investments	17

Notes to Financial Statements (continued)

general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of July 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$28,553,560	$—	$—	$28,553,560
Short-Term Investments	304,969	—	—	304,969
Total	$28,858,529	$—	$—	$28,858,529

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Year Ended 7/31/10		For the Period 5/15/09 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	1,079,248	29,201,576	169,793	3,519,727
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	130	3,305	—	—
	1,079,378	29,204,881	207,293	4,269,727
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(125,384)	(3,162,970)	(1,426)	(30,000)
	(125,384)	(3,162,970)	(1,426)	(30,000)
Net increase (decrease)	953,994	$26,041,911	205,867	$4,239,727

5. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2010, aggregated $36,651,385 and $11,313,933, respectively.

18	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$29,244,350
Gross unrealized:
Appreciation	$1,361,923
Depreciation	(1,747,744)
Net unrealized appreciation (depreciation) of investments	$(385,821)

Permanent differences, primarily due to non-deductible stock issuance costs, foreign currency reclassifications, net operating losses and return of capital distributions, resulted in reclassifications among the Fund’s components of net assets at July 31, 2010, the Fund’s tax year-end, as follows:

Capital paid-in	$(25,772)
Undistributed net investment income	29,016
Accumulated net realized gain (loss)	(3,244)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$—
Undistributed net long-term capital gains	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010
Distributions from net ordinary income*	$10,489
Distributions from net long-term capital gains	—
Return of capital	25,593

For the Period May 15, 2009 (commencement of operations) through July 31, 2009
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—
Return of capital	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from November 1, 2009 through July 31, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $631,107 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.5500%
For the next $125 million	.5375
For the next $250 million	.5250
For the next $500 million	.5125
For the next $1 billion	.5000
For net assets over $2 billion	.4750

Nuveen Investments	19

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was .1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Winslow Capital Management, Inc. (“Winslow Capital”), a subsidiary of Nuveen. Winslow Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses, so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) do not exceed 0.80% through November 30, 2012 (1.25% thereafter) of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2010, Nuveen owned 12,500 shares of each share class of the Fund.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

20	Nuveen Investments

Financial Highlights

Nuveen Investments	21

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Return of Capital	Total	Ending Net Asset Value
Class A (5/09)
2010	$22.76	$(.09)	$2.64	$2.55	$—	$(.05)	$(.12)	$(.17)	$25.14
2009(d)	20.00	(.01)	2.77	2.76	—	—	—	—	22.76
Class C (5/09)
2010	22.73	(.28)	2.63	2.35	—	(.05)	(.12)	(.17)	24.91
2009(d)	20.00	(.05)	2.78	2.73	—	—	—	—	22.73
Class R3 (5/09)
2010	22.75	(.15)	2.63	2.48	—	(.05)	(.12)	(.17)	25.06
2009(d)	20.00	(.02)	2.77	2.75	—	—	—	—	22.75
Class I (5/09)
2010	22.78	(.05)	2.65	2.60	—	(.13)	(.04)	(.17)	25.21
2009(d)	20.00	(.01)	2.79	2.78	—	—	—	—	22.78

22	Nuveen Investments

Ratios/Supplemental Data

		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

11.13%	$314	2.09%		(1.42)%		1.04%		(.37)%		92%
13.85	285	4.07	*	(3.32	)*	1.05	*	(.29	)*	8

10.31	312	2.84		(2.17)		1.79		(1.12)		92
13.65	284	4.82	*	(4.07	)*	1.80	*	(1.04	)*	8

10.87	313	2.34		(1.67)		1.29		(.62)		92
13.75	284	4.33	*	(3.57	)*	1.30	*	(.54	)*	8

11.39	28,298	1.75		(1.15)		.79		(.19)		92
13.90	3,835	2.69	*	(2.13	)*	.80	*	(.23	)*	8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 15, 2009 (commencement of operations) through July 31,2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	23

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

24	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	25

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

26	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	27

Annual Investment Management Agreement Process (Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Fund for an additional one-year period. These agreements include the investment advisory agreement between Nuveen Asset Management (“NAM”) and the Fund and the sub-advisory agreement between NAM and Winslow Capital Management, Inc. (the “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the advisory agreement (the “Investment Management Agreement”) and the sub-advisory agreement (the “Sub-advisory Agreement,” and the Investment Management Agreement and Sub-advisory Agreement are each an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Fund, NAM and the Sub-Adviser (NAM and the Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Fund (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Fund resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Fund, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Adviser. In that regard, the Independent Board Members reviewed an evaluation of the Sub-Adviser from NAM. The evaluation also included information relating to the Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the Fund, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of the Fund. In addition, the Board recognized that the Sub-advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. As part of their oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over

28	Nuveen Investments

a multiple year rotation, meeting with key investment and business personnel. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreement and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board considered the performance results of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the calendar quarter ending December 31, 2009 and for the same period ending March 31, 2010. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that the Fund’s investment performance over time had been satisfactory. In this regard, the Board noted that the Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used; may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that the Fund had net management fees and/or a net expense ratio below, at or near (within 5 basis points or less) the peer average of its Peer Group or Peer Universe. Notwithstanding the foregoing, the Independent Board Members recognized that the Fund received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Adviser, the Independent Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board

Nuveen Investments	29

Annual Investment Management Agreement Process (Unaudited) (continued)

Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Fund’s principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

30	Nuveen Investments

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreement and Sub-advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Investment Management Agreement and the Sub-advisory Agreement be renewed.

Nuveen Investments	31

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

32	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Winslow Capital Management, Inc.

4720 IDS Tower

80 South Eighth Street

Minneapolis, MN 55402

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Winslow Large-Cap Growth Fund	34.79%	44.76%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	33

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-WINSL-0710P

Mutual Fund

Nuveen Equity Funds

For investors seeking long-term capital appreciation

Annual Report

July 31, 2010

Nuveen Tradewinds Global Flexible Allocation Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Fund in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Tradwinds Global Flexible Allocation Fund features management by Tradewinds Global Investors, LLC, an affiliate of Nuveen Investments, Inc.

Dave Iben, CFA, chief investment officer at Tradewinds, Michael Hart, CFA, and Isabel Satra serve as portfolio managers for the Fund. Here they discuss general market conditions, investment strategies and Fund performance for the period from the Fund’s inception on May 27, 2010, through July 31, 2010.

What were the general market conditions during the reporting period?

During this two-month period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government continued to focus on implementing a stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. During the second quarter of 2010, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.6%. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010.

Global markets continued to experience volatility over the two-month reporting period. Investors were disappointed by stubbornly high unemployment rates despite modest gains in private payrolls, and they showed concern about long-term growth in the Euro zone because of a weakening euro and high sovereign debt levels among several European nations. The markets did manage to rally in June 2010 in anticipation that strong corporate quarterly earnings reports might provide investors with some hope regarding global economic recovery. In U.S. dollar terms, the U.S. and emerging markets generally outperformed other developed markets, including Japan and Europe, and small capitalization companies generally fared better than large capitalization stocks.

2	Nuveen Investments

How did the Fund perform during period from its inception through July 31, 2010?

The table on page four provides performance information for the Fund (Class A Shares at net asset value) for the approximately two-month period ending July 31, 2010. The table also compares the Fund’s performance to an appropriate benchmark and index. A more detailed account of the Fund’s relative performance is provided later in the report.

What strategies were used to manage the Fund during the reporting period? How did these strategies influence performance?

The Fund’s Class A Shares at net asset value underperformed its comparative market benchmark and outperformed the Lipper Index for the approximately two-month period ending July 31, 2010.

The Fund invests primarily in a diversified global portfolio of value equity securities, as well as corporate and governmental debt securities, and by opportunistically using leverage, primarily via writing options and shorting equities. At Tradewinds, our basic investment philosophy continues to be to search for good or improving business franchises around the globe whose securities are selling below what we believe to be their intrinsic value. We also have the ability to write covered calls on selected long equity positions with the objective of enhancing yield and expected total return.

Much of the portfolio’s positive performance for the brief reporting period was due to its long energy sector holdings, while the portfolio’s return was most impaired by its short consumer discretionary sector holdings. The Fund maintained a long exposure to gold stocks which we believe are intrinsically undervalued relative to potential liquidation values, and as a result, the portfolio was overweight in the materials sector.

Among the Fund’s long equity positions, the energy sector outperformed the benchmark both on a relative and absolute basis. BP PLC (ADR), the fourth largest oil producer in the world and one of the largest oil and gas producers in the United States, was the Fund’s top contributor to performance. In addition, Tesoro Corporation, which refines and markets petroleum products in the United States, was another top contributor. We believe that Tesoro is a market leader in one of the most profitable refining markets in the world.

Gold’s spot price reached a high of more than $1,250 an ounce in mid-June as demand for gold as a store of value soared amid investor fears of the Euro zone debt crisis. The rally yielded several positive contributors to performance in the Fund’s materials sector for the period. However, gold producer Barrick Gold Corporation detracted most from the Fund’s long equity positions.

The Fund’s short positions focused on U.S. consumer equities, including both discretionary and staples names. Although the short component as a whole hindered performance during the reporting period, we remain patient. Many of our consumer shorts represent what we believe are both overvalued stocks and industries with limited barriers to entry and/or overcapacity. The Fund’s consumer sector short positions continued to be primarily in the retail-related, restaurant, staples, and educational areas. A contribution from streaming and DVD movie and television episode subscription service

Nuveen Investments	3

1	Since inception returns for the Fund are for the period from 5/27/10 through 7/31/10. Since inception returns for the Market Benchmark and the Lipper Index are for the period from 5/31/10 through 7/31/10.

2	The Market Benchmark is a blended return consisting of: 1) 80% of the return of the MSCI ACWI (All Country World Index), a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, and 2) 20% of the return of the Barclays Capital U.S. Aggregate Bond Index, a market capitalization weighted measure of U.S.-traded investment grade bonds, including U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds and a small amount of foreign bonds traded in the U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. Benchmark returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in this benchmark.

3	The Lipper Global Flexible Portfolio Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

provider Netflix Incorporated was outweighed by share price appreciation in Strayer Education Incorporated, a provider of undergraduate and graduate degree programs, and quick service Mexican eatery Chipotle Mexican Grill Incorporated, both of which detracted most from performance during the approximate two-month reporting period.

Class A Shares – Cumulative Total Returns as of 7/31/2010

Cumulative
Since Inception[1]
Nuveen Tradewinds Global Flexible Allocation Fund
A Shares at NAV	3.15%
A Shares at Offer	-2.78%
Market Benchmark[2]	4.43%
Lipper Global Flexible Portfolio Funds Index[3]	2.92%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Fund and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Fund’s investment adviser that may be modified or discontinued at any time without notice. For the most recent month end performance, visit www.nuveen.com or call (800) 257-8787.

Please see the Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

4	Nuveen Investments

Nuveen Tradewinds Global Flexible Allocation Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Fund compared with the corresponding benchmark and index. The Lipper Global Flexible Portfolio Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Flexible Portfolio Funds category. The Market Benchmark is a blended return consisting of: 1) 80% of the return of the MSCI ACWI (All Country World Index), a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, and 2) 20% of the return of the Barclays Capital U.S. Aggregate Bond Index, a market capitalization weighted measure of U.S.-traded investment grade bonds, including U.S. Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds and a small amount of foreign bonds traded in the U.S. Municipal bonds and Treasury Inflation-Protected Securities are excluded. Index and benchmark returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index or benchmark. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	5

Fund Spotlight as of 7/31/10 Nuveen Tradewinds Global Flexible Allocation Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$20.63	$20.60	$20.62	$20.64
Inception Date	5/27/10	5/27/10	5/27/10	5/27/10

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Cumulative Total Returns as of 7/31/10

A Shares	NAV	Offer
Since Inception	3.15%	-2.78%

C Shares	NAV
Since Inception	3.00%

R3 Shares	NAV
Since Inception	3.10%

I Shares	NAV
Since Inception	3.20%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	1.74%	1.53%
Class C	2.49%	2.28%
Class R3	1.99%	1.78%
Class I	1.49%	1.28%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2013. The expense ratios are those shown in the most recent Fund prospectus.

Cumulative Total Returns as of 6/30/10

A Shares	NAV	Offer
Since Inception	-0.90%	-6.60%

C Shares	NAV
Since Inception	-0.95%

R3 Shares	NAV
Since Inception	-0.90%

I Shares	NAV
Since Inception	-0.85%

Fund Allocation1

Portfolio Statistics
Net Assets ($000)	$1,031
Number of Long Common Stocks	45
Number of Common Stocks Sold Short	10

Top Five Long Common Stock Holdings[3]
Nippon Telegraph and Telephone Corporation, ADR	5.0%
Barrick Gold Corporation	4.9%
Cameco Corporation	4.7%
BP PLC Sponsored ADR	4.6%
Wal-Mart Stores, Inc.	4.6%

Top Five Common Stock Sold Short Holdings[4]
Urban Outfitters, Inc.	(25.2)%
Strayer Education Inc.	(14.2)%
Sigma-Aldrich Corporation	(13.9)%
Green Mountain Coffee Roasters Inc.	(7.2)%
Chipotle Mexican Grill	(7.1)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight Page.

1	As a percentage of total net assets as of July 31, 2010. Holdings are subject to change.

2	Other assets less liabilities.

3	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

4	As a percentage of total common stocks sold short as of July 31, 2010. Holdings are subject to change.

6	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds Global Flexible Allocation Fund

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	24.6%
Metals & Mining	20.5%
Diversified Telecommunication Services	10.3%
Aerospace & Defense	6.3%
Pharmaceuticals	5.8%
Electric Utilities	5.0%
Food & Staples Retailing	4.2%
Communications Equipment	3.3%
Other	20.0%

Portfolio Composition — Short Common Stocks[2]
Specialty Retail	25.3%
Hotels, Restaurants & Leisure	20.7%
Diversified Consumer Services	14.2%
Chemicals	13.9%
Internet & Catalog Retail	12.3%
Food Products	7.2%
Household Products	6.4%

1	As a percentage of total investments (excluding common stocks sold short and investments in derivatives) as of July 31, 2010. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news, industry developments or a general economic decline. Bonds and other fixed income debt securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Foreign investments involve risks such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. The value of any portfolio will fluctuate based on the value of the underlying securities. The risk of volatility is heightened for alternative investments or complex investment strategies. As with any mutual fund, possible loss of principal is also a risk.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 66 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (5/27/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,031.50	$1,030.00	$1,031.00	$1,032.00	$1,006.53	$1,005.17	$1,006.08	$1,007.00
Expenses Incurred During Period	$2.55	$3.93	$3.01	$2.08	$2.52	$3.88	$2.97	$2.05
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.39%, 2.14%, 1.64% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 66/365 (to reflect the 66 days in the period since the Fund’s commencement of operations).

Nuveen Investments	7

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Global Flexible Allocation Fund (a series of the Nuveen Investment Trust II, hereafter referred to as the “Fund”) at July 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 27, 2010 (commencement of operations) through July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

8	Nuveen Investments

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 80.7%

	Aerospace & Defense – 5.6%

400	Lockheed Martin Corporation, (6)	$30,060

815	Thales S.A.	27,502
	Total Aerospace & Defense	57,562
	Commercial Banks – 1.4%

1,100	Bangkok Bank Public Company Limited, F Shares	4,737

1,200	Bank of East Asia	4,712

11,700	Krung Thai Bank Public Company Limited, (4)	4,713
	Total Commercial Banks	14,162
	Commercial Services & Supplies – 1.6%

2,000	Toppan Printing Company Limited	16,506
	Communications Equipment – 1.0%

1,065	Nokia Corporation, ADR	10,128
	Diversified Financial Services – 0.4%

240	Guoco Group Limited, (4)	4,786
	Diversified Telecommunication Services – 9.1%

720	Deutsche Telekom AG, ADR, (4)	9,634

260	KT Corporation, Sponsored ADR	4,901

2,000	Nippon Telegraph and Telephone Corporation, ADR, (6)	41,697

19,765	Telecom Italia S.p.A.	20,541

450	Telus Corporation, (6)	16,916
	Total Diversified Telecommunication Services	93,689
	Electric Utilities – 4.4%

1,280	Centrais Electricas Brasileiras S.A., ADR, PFD B	20,032

240	Electricite de France S.A	10,202

1,100	Korea Electric Power Corporation, Sponsored ADR	15,499
	Total Electric Utilities	45,733
	Electrical Equipment – 0.7%

16	Areva S.A.	7,606
	Food & Staples Retailing – 3.7%

750	Wal-Mart Stores, Inc., (6)	38,393
	Health Care Providers & Services – 1.9%

700	Aetna Inc., (6)	19,495
	Household Durables – 0.0%

9	Oriental Weavers Group	52
	Internet Software & Services – 1.9%

925	eBay Inc., (2),(6)	19,342
	Machinery – 1.6%

470	AGCO Corporation, (2),(6)	16,337
	Marine – 1.0%

650	Stolt-Nielsen S.A.	10,030
	Metals & Mining – 16.7%

700	AngloGold Ashanti Limited, Sponsored ADR, (6)	28,364

1,000	Barrick Gold Corporation, (6)	41,100

2,200	Gold Fields Limited, Sponsored ADR, (6)	29,766

Nuveen Investments	9

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

July 31, 2010

Shares	Description (1)				Value

	Metals & Mining (continued)

6,350	Lihir Gold Limited				$23,382

7,625	Minara Resources Limited, (2)				5,657

311	Newcrest Mining Limited				9,203

630	Newmont Mining Corporation, (6)				35,217
	Total Metals & Mining				172,689
	Multi-Utilities – 2.8%

1,130	Ameren Corporation, (6)				28,668
	Oil, Gas & Consumable Fuels – 19.9%

475	Arch Coal Inc.				11,253

1,000	BP PLC, Sponsored ADR, (6)				38,470

1,550	Cameco Corporation				39,510

540	ConocoPhillips, (6)				29,819

550	Gazprom OAO, ADR				11,869

21,500	PT Medco Energi Internasional Tbk				7,208

910	Suncor Energy, Inc., (6)				29,985

2,860	Tesoro Corporation				36,923
	Total Oil, Gas & Consumable Fuels				205,037
	Pharmaceuticals – 5.1%

200	AstraZeneca PLC, Sponsored ADR, (6)				10,088

335	Forest Laboratories, Inc., (2), (6)				9,296

1,600	Pfizer Inc., (6)				24,000

200	Takeda Pharmaceutical Company, Limited				9,179
	Total Pharmaceuticals				52,563
	Software – 1.0%

400	Microsoft Corporation, (6)				10,324
	Trading Companies & Distributors – 0.9%

700	Mitsui & Company Limited				8,977
	Total Common Stocks (cost $795,400)				832,079

Shares	Description (1)	Coupon		Ratings (3)	Value
	CONVERTIBLE PREFERRED SECURITIES – 1.9%

	Communications Equipment – 1.9%

26	Lucent Technologies Capital Trust I	7.750%		B3	$19,760
	Total Convertible Preferred Securities (cost $19,370)				19,760

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CONVERTIBLE BONDS – 3.3%

	Health Care Providers & Services – 0.9%

$11	Omnicare, Inc.	3.250%	12/15/35	B+	$9,446

	Metals & Mining – 1.5%

25	First Uranium Corporation	4.250%	6/30/12	N/R	14,954
	Oil, Gas & Consumable Fuels – 0.9%

11	Goodrich Petroleum Corporation	5.000%	10/01/29	N/R	9,378
$47	Total Convertible Bonds (cost $34,119)				33,778

10	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	CORPORATE BONDS – 1.0%

	Oil, Gas & Consumable Fuels – 1.0%

$17	Petroleos de Venezuela SA	4.900%	10/28/14	N/R	$10,727
	Total Corporate Bonds (cost $10,318)				10,727

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (3)	Value
	MORTGAGE-BACKED SECURITIES – 1.7%

	Residential – 1.7%

$94	Freddie Mac Multiclass Certificates, Series 3622 (I/O)	5.000%	11/15/39	N/R	$17,290
	Total Mortgage-Backed Securities (cost $17,431)				17,290
	Total Investments (cost $876,639) – 88.6%				913,634

Shares	Description (1)				Value
	COMMON STOCKS SOLD SHORT – (13.7)%

	Chemicals – (1.9)%

(350)	Sigma-Aldrich Corporation				(19,635)
	Diversified Consumer Services – (2.0)%

(84)	Strayer Education Inc.				(20,110)
	Food Products – (1.0)%

(332)	Green Mountain Coffee Roasters Inc., (2)				(10,222)
	Hotels, Restaurants & Leisure – (2.8)%

(68)	Chipotle Mexican Grill, (2)				(10,057)

(232)	P.F. Changs China Bistro, Inc., (2)				(9,605)

(123)	Panera Bread Company, (2)				(9,620)
	Total Hotels, Restaurants & Leisure				(29,282)
	Household Products – (0.9)%

(185)	Reckitt Benckiser Group PLC				(9,072)
	Internet & Catalog Retail – (1.7)%

(80)	Amazon.com, Inc., (2)				(9,431)

(77)	NetFlix.com Inc., (2)				(7,896)
	Total Internet & Catalog Retail				(17,327)
	Specialty Retail – (3.4)%

(1,105)	Urban Outfitters, Inc., (2)				(35,537)
	Total Common Stocks Sold Short (proceeds $138,509)				(141,185)
	Other Assets Less Liabilities – 25.1%				258,493
	Net Assets – 100%				$1,030,942

Nuveen Investments	11

Portfolio of Investments

Nuveen Tradewinds Global Flexible Allocation Fund (continued)

July 31, 2010

Investment in Derivatives

Call Options Written Outstanding at July 31, 2010:

Number of Contracts		Type	Notional Amount (5)	Expiration Date	Strike Price	Value
		Call Options Written – (2.5)%

(7)		Aetna Inc.	$(21,000)	1/22/11	$30.0	$(1,190)

(2)		AGCO Corporation	(6,000)	1/22/11	30.0	(1,320)

(11)		Ameren Corporation	(27,500)	12/18/10	25.0	(1,485)

(3)		AngloGold Ashanti Limited	(12,000)	1/22/11	40.0	(1,170)

(2)		AstraZeneca PLC	(10,000)	1/22/11	50.0	(670)

(5)		Barrick Gold Corporation	(20,500)	1/22/11	41.0	(1,825)

(1	0)	BP PLC	(40,000)	1/22/11	40.0	(4,100)

(4)		ConocoPhillips	(22,000)	1/22/11	55.0	(1,580)

(4)		eBay Inc.	(8,000)	1/22/11	20.0	(1,006)

(3)		Forest Laboratories, Inc.	(9,000)	1/22/11	30.0	(442)

(11)		Gold Fields Limited	(13,750)	1/22/11	12.5	(1,986)

(2)		Lockheed Martin Corporation	(15,000)	1/22/11	75.0	(870)

(3)		Microsoft Corporation	(7,800)	1/22/11	26.0	(525)

(3)		Newmont Mining Corporation	(17,250)	1/22/11	57.5	(1,245)

(2	0)	Nippon Telegraph & Telephone Corporation	(45,000)	3/19/11	22.5	(1,400)

(8)		Pfizer Inc.	(12,000)	1/22/11	15.0	(848)

(4)		Suncor Energy, Inc.	(12,400)	1/22/11	31.0	(1,680)

(4)		Telus Corporation	(16,000)	3/19/11	40.0	(540)

(5)		Wal-Mart Stores Inc.	(25,000)	1/22/11	50.0	(1,550)
(111)		Total Call Options Written (premiums received $21,974)	$(340,200)			$(25,432)

Number of Contracts		Type	Notional Amount (5)	Expiration Date	Strike Price	Value
		Put Options Purchased – 0.4%

2		Autozone Inc.	$40,000	1/21/12	$200.0	$3,950
		Total Put Options Purchased (cost $4,478)				3,950

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade.

(4)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1- General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(6)	Investment, or portion of investment, has been pledged as collateral for Call Options Written.

N/R	Not rated.

ADR	American Depositary Receipt.

I/O	Interest Only Security.

See accompanying notes to financial statements.

12	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2010

Assets
Investments, at value (cost $876,639)	$913,634
Put options purchased, at value (premiums paid $4,478)	3,950
Cash	56,488
Cash denominated in foreign currencies (cost $366)	370
Deposits with broker	255,208
Receivables:
Dividends	461
From Adviser	20,335
Interest	924
Total assets	1,251,370
Liabilities
Call options written, at value (premiums received $21,974)	25,432
Securities sold short, at value (proceeds $138,509)	141,185
Payable for investments purchased	7,336
Accrued expenses:
12b-1 distribution and service fees	374
Other	46,101
Total liabilities	220,428
Net assets	$1,030,942
Class A Shares
Net assets	$257,823
Shares outstanding	12,500
Net asset value per share	$20.63
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$21.89
Class C Shares
Net assets	$257,473
Shares outstanding	12,500
Net asset value and offering price per share	$20.60
Class R3 Shares
Net assets	$257,706
Shares outstanding	12,500
Net asset value and offering price per share	$20.62
Class I Shares
Net assets	$257,940
Shares outstanding	12,500
Net asset value and offering price per share	$20.64
Net Assets Consist of:
Capital paid-in	$999,689
Undistributed net investment income	1,934
Accumulated net realized gain (loss)	(1,019)
Net unrealized appreciation (depreciation)	30,338
Net assets	$1,030,942
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

Nuveen Investments	13

Statement of Operations

For the Period May 27, 2010 (commencement of operations) through July 31, 2010

Investment Income
Dividends (net of foreign tax withheld of $78)	$1,187
Interest	964
Total investment income	2,151
Expenses
Management fees	1,610
12b-1 service fees – Class A	114
12b-1 distribution and service fees – Class C	454
12b-1 distribution and service fees – Class R3	227
Dividends expense on securities sold short	—
Shareholders’ servicing agent fees and expenses	8
Custodian’s fees and expenses	3,574
Trustees’ fees and expenses	6
Professional fees	29,102
Shareholders’ reports – printing and mailing expenses	13,300
Federal and state registration fees	750
Other expenses	4
Total expenses before custodian fee credit and expense reimbursement	49,149
Custodian fee credit	(13)
Expense reimbursement	(46,288)
Net expenses	2,848
Net investment income (loss)	(697)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	2,199
Securities sold short	(898)
Net unrealized appreciation (depreciation) of:
Investments and foreign currency	36,472
Call options written	(3,458)
Securities sold short	(2,676)
Net realized and unrealized gain (loss)	31,639
Net increase (decrease) in net assets from operations	$30,942

See accompanying notes to financial statements.

14	Nuveen Investments

Statement of Changes in Net Assets

For the Period May 27, 2010 (commencement of operations) through July 31, 2010

Operations
Net investment income (loss)	$(697)
Net realized gain (loss) from:
Investments and foreign currency	2,199
Securities sold short	(898)
Net unrealized appreciation (depreciation) of:
Investments and foreign currency	36,472
Call options written	(3,458)
Securities sold short	(2,676)
Net increase (decrease) in net assets from operations	30,942
Fund Share Transactions
Net proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	1,030,942
Net assets at the beginning of period	—
Net assets at the end of period	$1,030,942
Undistributed net investment income at the end of period	$1,934

See accompanying notes to financial statements.

Nuveen Investments	15

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Global Flexible Allocation Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997. The Fund commenced operations on May 27, 2010.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and income. The Fund will invest its assets in equity and debt securities of U.S. and non-U.S. companies, and cash or cash equivalents across multiple currencies. The Fund may gain desired exposure to securities through a variety of techniques including establishing both “long” and “short” positions and the writing of covered calls. The Fund may invest in commodity markets through commodity-linked derivative instruments and investment vehicles that exclusively invest in commodities, such as exchange-traded funds. Under normal market conditions, the Fund will invest at least 30% of its net assets in equity securities. Equity securities include common stocks, preferred securities, convertible securities and other securities with equity characteristics. The Fund may invest up to 40% of its net assets in debt securities. The Fund also may invest up to 25% of its net assets in debt securities rated below investment grade (BB/Ba or lower) at the time of purchase, which are commonly referred to as “high yield,” “high risk” or “junk” bonds. The Fund will invest at least 40% of its net assets in non-U.S. securities of which up to 35% of its net assets may be invested in securities of companies located in emerging market countries. The Fund will invest in securities of companies located in at least three different countries, which may include the United States.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”). These securities generally represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities and derivative instruments are provided by a pricing service approved by the Fund’s Board of Trustees. Fixed-income securities are valued by a pricing service that values portfolio securities at the mean between the quoted bid and ask prices or the yield equivalent when quotations are readily available. These securities are generally classified as Level 2. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. These securities are generally classified as Level 2. Highly rated zero coupon fixed-income securities, like U.S. Treasury Bills, issued with maturities of one year or less, are valued using the amortized cost method when 60 days or less remain until maturity. With amortized cost, any discount or premium is amortized each day, regardless of the impact of fluctuating rates on the market value of the security. These securities will generally be classified as Level 1 or Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares.

The value of exchange-traded options are based at the mean of the bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using market implied volatilities and are generally classified as Level 2.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established

16	Nuveen Investments

pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2010, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

The Fund imposes a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are recorded as an increase to the Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable. The Fund did not recognize any redemption fees during the period May 27, 2010 (commencement of operations) through July 31, 2010.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such

Nuveen Investments	17

Notes to Financial Statements (continued)

transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities, securities sold short and call options written are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities are recognized as a component of “Net unrealized gain (loss) from investments and foreign currency,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short are recognized as a component of “Net unrealized gain (loss) from securities sold short,” when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with call options written are recognized as a component of “Net unrealized gain (loss) from call options written,” when applicable.

Short Sales

The Fund is authorized to make short sales of securities. To secure its obligation to deliver securities sold short, the Fund has instructed the custodian to segregate assets of the Fund as collateral with an equivalent amount of the securities sold short. The collateral required is determined by reference to the market value of the short positions. The Fund is obligated to pay to the party to which the securities were sold short, dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains and losses are recognized as “Net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations.

Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Options Transactions

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to purchase and write (sell) call and put options, in an attempt to manage such risk. The purchase of options involves the risk of loss of all or a part of the cash paid for the options. Options purchased are accounted for in the accompanying financial statements in the same manner as portfolio securities. The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When the Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of “Call options written, at value” on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option expires or the Fund enters into a closing purchase transaction. The changes in value of the options written during the fiscal period are recognized as “Change in net unrealized appreciation (depreciation) of call options written” on the Statement of Operations. When a call or put option expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as “Net realized gain (loss) from call options written” on the Statement of Operations. The Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The average notional amount of put options purchased and call options written during the period May 27, 2010 (commencement of operations) through July 31, 2010, was $40,000 and ($345,200), respectively. Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on options activity.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose the Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearing house, which is counterparty to all exchange traded futures, guarantees the futures contract against default.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be

18	Nuveen Investments

required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of the Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of July 31, 2010:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$812,946	$19,133	$—	$832,079
Preferred Securities**	—	19,760	—	19,760
Convertible Bonds	—	33,778	—	33,778
Corporate Bonds	—	10,727	—	10,727
Mortgage-Backed Securities	—	17,290	—	17,290
Common Stocks Sold Short	(141,185)	—	—	(141,185)
Derivatives:
Call Options Written	(25,432)	—	—	(25,432)
Put Options Purchased	3,950	—	—	3,950
Total	$650,279	$100,688	$—	$750,967

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.
**	Preferred Securities includes Convertible Preferred Securities, $25 Par (or similar) Preferred Securities and Capital Preferred Securities held by the Fund at the end of the reporting period, if any.

Nuveen Investments	19

Notes to Financial Statements (continued)

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during and at the end of the reporting period, refer to the Portfolio of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following table presents the fair value of all derivative instruments held by the Fund as of July 31, 2010, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		Liability Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Equity Price	Options	Put options purchased, at value	$3,950	Call options written, at value	$25,432

The following tables present the amount of net unrealized appreciation (depreciation) recognized for the period May 27, 2010 (commencement of operations) through July 31, 2010, on derivative instruments, as well as the primary risk exposure associated with each.

Net Unrealized Appreciation (Depreciation) of Investments and Foreign Currency*
Risk Exposure
Equity Price	$(528)

*	The amount presented above represents the net unrealized appreciation (depreciation) of put options purchased and recognized as a component of “Net unrealized appreciation (depreciation) of investments and foreign currency” presented on the Statement of Operations.

Net Unrealized Appreciation (Depreciation) of Call Options Written
Risk Exposure
Equity Price	$(3,458)

4. Fund Shares

Transactions in Fund shares were as follows:

	For the period 5/27/10 (commencement of operations) through 7/31/10
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class C	12,500	250,000
Class R3	12,500	250,000
Class I	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

5. Investment Transactions

Purchases and sales (including maturities and proceeds from securities sold short but excluding short-term investments and derivative transactions) during the period May 27, 2010 (commencement of operations) through July 31, 2010, aggregated $985,181 and $246,470, respectively.

Transactions in call options written during the period May 27, 2010 (commencement of operations) through July 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	—	$—
Call options written	111	21,974
Outstanding, end of period	111	$21,974

20	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$876,805
Gross unrealized:
Appreciation	$40,618
Depreciation	(3,789)
Net unrealized appreciation (depreciation) of investments	$36,829

Permanent differences, primarily due to non-deductible stock issuance costs and foreign currency reclassifications resulted in reclassifications among the Fund’s components of net assets at July 31, 2010, the Fund’s tax year-end, as follows:

Capital paid-in	$(311)
Undistributed net investment income	2,631
Accumulated net realized gain (loss)	(2,320)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Fund’s tax year end, were as follows:

Undistributed net ordinary income*	$2,100
Undistributed net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended July 31, 2010, was designated for purposes of the dividends paid deduction as follows:

For the period May 27, 2010 (commencement of operations) through July 31, 2010
Distributions from net ordinary income*	$—
Distributions from net long-term capital gains	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The Fund has elected to defer net realized losses from investments incurred from May 27, 2010 (commencement of operations) through July 31, 2010, the Fund’s tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October capital losses of $1,019 are treated as having arisen on the first day of the following fiscal year.

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.7000%
For the next $125 million	0.6875
For the next $250 million	0.6750
For the next $500 million	0.6625
For the next $1 billion	0.6500
For net assets over $2 billion	0.6250

Nuveen Investments	21

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was .1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds Global Investors, LLC (“Tradewinds”), a subsidiary of Nuveen. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through November 30, 2013, so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, prime brokerage expense and extraordinary expenses) do not exceed 1.15% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2010, Nuveen owned shares of the Fund as follows:

Class A	12,500
Class C	12,500
Class R3	12,500
Class I	12,500

During the period May 27, 2010 (commencement of operations) through July 31, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, Financial Accounting Standards Board issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

22	Nuveen Investments

Financial Highlights

Nuveen Investments	23

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)

		Investment Operations			Less Distributions

Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (5/10)
2011(d)	$20.00	$(.01)	$.64	$.63	$—	$—	$—	$20.63	3.15%
Class C (5/10)
2011(d)	20.00	(.03)	.63	.60	—	—	—	20.60	3.00
Class R3 (5/10)
2011(d)	20.00	(.02)	.64	.62	—	—	—	20.62	3.10
Class I (5/10)
2011(d)	20.00	— **	.64	.64	—	—	—	20.64	3.20

24	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$258	26.84	%*	(25.66	)%*	1.39	%*	(.20	)%*	42%

257	27.59	*	(26.41	)*	2.14	*	(.95	)*	42

258	27.09	*	(25.91	)*	1.64	*	(.45	)*	42

258	26.59	*	(25.41	)*	1.13	*	.05	*	42

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period May 27, 2010 (commencement of operations) through July 31, 2010.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	25

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

26	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	27

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

28	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	29

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Tradewinds Global Flexible Allocation Fund (the “Fund”) is responsible for approving the Fund’s advisory arrangements and, at a meeting held on April 21-22, 2010 (the “Meeting”) was asked to approve the advisory arrangements for the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any parties (the “Independent Board Members”), approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Asset Management (“NAM”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between NAM and Tradewinds Global Investors, LLC (the “Sub-Adviser”). The Sub-Adviser and NAM are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information regarding the investment strategy anticipated to be used by the Fund (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers);

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, NAM made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements with the respective Fund Adviser for the Fund. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services

In reviewing the Fund Advisers, the Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As NAM and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the respective Fund Adviser and its services in evaluating the Advisory Agreements.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser with applicable investment strategies. Further, the Independent Board Members have evaluated the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, NAM is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, NAM and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that NAM would oversee the Sub-Adviser.

30	Nuveen Investments

In evaluating the services of the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under the Investment Management Agreement or Sub-Advisory Agreement, as applicable, were satisfactory.

B. Investment Performance

The Fund is new and therefore does not have its own performance history. However, the Independent Board Members are familiar with each Fund Adviser’s performance record on other Nuveen funds. Moreover, the Independent Board Members received certain performance information pertaining to a Nuveen closed-end fund sub-advised by the Sub-Adviser that employs an investment strategy that incorporates certain components of the investment strategy that the Sub-Adviser intends to follow in managing the Fund. More specifically, the Independent Board Members received performance return information for such closed-end fund (as well as for certain indexes relevant to such closed-end fund and/or the Fund), for 2007, 2008 and 2009 and for the 3-year and since inception (August 2006) periods ending February 28, 2010.

C. Fees, Expenses and Profitability

1. Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its proposed sub-advisory fee arrangement and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable affiliated and unaffiliated funds. In this regard, the Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below) and any applicable fee waivers and expense reimbursements expected to be provided. The Board Members also considered the experience and process of the investment team, including its track record with respect to a similar strategy. Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees NAM assesses to other funds in the Nuveen complex as well as other clients of Nuveen or its affiliates, including separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees. In addition, the Independent Board Members were provided with schedules setting forth the advisory fees charged to certain investment companies that are also advised by NAM and sub-advised by the Sub-Adviser.

3. Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also reviewed the Form 10-K filed by Nuveen on March 31, 2010 (for the period ending December 31, 2009). Moreover, the Independent Board Members have considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and

Nuveen Investments	31

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E. Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees expected to be received and retained by the Fund’s principal underwriter, an affiliate of NAM, including fees to be received pursuant to any Rule 12b-1 plan.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Independent Board Members further noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

32	Nuveen Investments

Notes

Nuveen Investments	33

Notes

34	Nuveen Investments

Notes

Nuveen Investments	35

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

36	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	37

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-TWGFA-0710P

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Annual Report

July 31, 2010

Nuveen Santa Barbara EcoLogic Equity Fund	Nuveen Santa Barbara Global Equity Fund	Nuveen Santa Barbara Growth Plus Fund	Nuveen Tradewinds Japan Fund

NUVEEN INVESTMENTS ANNOUNCES STRATEGIC COMBINATION WITH FAF ADVISORS

On July 29, 2010, Nuveen Investments, Inc. announced that U.S. Bancorp will receive a 9.5% stake in Nuveen Investments and cash consideration in exchange for the long-term asset business of U.S. Bancorp’s FAF Advisors (FAF). Nuveen Investments is the parent of Nuveen Asset Management (NAM), the investment adviser for the Funds included in this report.

FAF Advisors, which currently manages about $25 billion of long-term assets and serves as the advisor of the First American Funds, will be combined with NAM, which currently manages about $75 billion in municipal fixed income assets. Upon completion of the transaction, Nuveen Investments, which currently manages about $150 billion of assets across several high-quality affiliates, will manage a combined total of about $175 billion in institutional and retail assets.

This combination will not affect the investment objectives, strategies or policies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors, Winslow Capital and Nuveen HydePark.

The transaction is expected to close late in 2010, subject to customary conditions.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholder,

Recent months have revealed the fragility and disparity of the global economic recovery. In the U.S., the rate of economic growth has slowed as various stimulus programs have started to wind down, exposing weakness in the underlying economy. In contrast, many emerging market countries are experiencing a return to comparatively high rates of growth. Confidence in global financial markets has been undermined by concerns about high sovereign debt levels in Europe and the U.S. Until these countries can begin credible programs to reduce their budgetary deficits, market unease and hesitation will remain. On a more positive note, even though the countries now enjoying the strongest recovery depend on exports to countries with trade deficits, these importing countries have resisted the temptation to damage world trade by erecting trade barriers.

The U.S. economy is subject to unusually high levels of uncertainty as it struggles to recover from a devastating financial crisis. Unemployment remains stubbornly high, due to what appears to be both cyclical and structural forces. Federal Reserve policy makers are considering novel approaches to provide support to the economy, and administration policy makers are debating additional stimulus measures. However, the high levels of debt owed both by U.S. consumers and the U.S. government limit their ability to engineer a stronger economic recovery.

The U.S. financial markets reflect the crosscurrents now impacting the U.S. economy. Today’s historically low interest rates reflect the Fed’s easy monetary policy and the demand for U.S. government debt by U.S. and overseas investors looking for a safe haven for investment. Despite a continued corporate earnings recovery, equity markets continue to reflect concern about the possibility of a “double dip” recession. Encouragingly, financial institutions are rebuilding their balance sheets and the financial reform legislation enacted this summer has the potential to address many of the most significant contributors to the financial crisis, although many details still have to be worked out.

In this difficult environment, your Nuveen investment team continues to seek sustainable investment opportunities and, at the same time, remains alert for potential risks that may result from a recovery still facing many headwinds. As your representative, the Nuveen Fund Board monitors the activities of each investment team to assure that all maintain their investment disciplines. As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund.

On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

September 22, 2010

Nuveen Investments	1

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

The Nuveen Santa Barbara EcoLogic Equity Fund, Nuveen Santa Barbara Global Equity Fund, and Nuveen Santa Barbara Growth Plus Fund feature management by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen Investments, Inc.

Britton Smith, CFA, is portfolio manager for the EcoLogic Equity Fund, while Tracy Stouffer, CFA, Nancy Crouse and Britton Smith serve as co-managers for the Global Equity Fund. George Tharakan and Bryan Goligoski are co-portfolio managers for the Growth Plus Fund.

The Nuveen Tradewinds Japan Fund features portfolio management by Tradewinds Global Investors, LLC, an affiliate of which Nuveen Investments, Inc. Peter Boardman, a managing director of Tradewinds, is the portfolio manager for the Japan Fund.

Here the portfolio managers discuss general market conditions, investment strategies and Fund performance for the twelve-month period ended July 31, 2010.

What were the general market conditions during the reporting period?

During this period, there continued to be considerable stress on the economy and both the Federal Reserve (Fed) and the federal government took actions intended to improve the overall economic environment. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25%. At its June 2010 meeting, the central bank renewed its pledge to keep the fed funds rate “exceptionally low” for an “extended period.” The federal government focused on implementing a $787 billion economic stimulus package intended to provide job creation, tax relief, fiscal assistance to state and local governments and expansion of unemployment benefits.

These and other measures taken by the Fed and the government to ease the economic recession helped to produce some signs of improvement. Over the four calendar quarters comprising most of this period, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at annualized rates of 1.6%, 5.0%, 3.7% and 1.6%, respectively. This marked the first time since 2007 that the economy managed to string together four consecutive positive quarters. Housing also provided something of a bright spot, as the S&P/Case-Shiller Home Price Index of average residential prices gained 3.6% for the twelve months ended June 2010 (the most recent data available at the time this report was produced). This moved average home prices across the United States to levels similar to where they were in the autumn of 2003.

Inflation continued to be relatively tame, as the Consumer Price Index (CPI) rose 1.2% year-over-year as of July 2010. The labor markets remained weak, with the national unemployment rate at 9.5% as of July 2010. This compares with the 26-year high of 10.1% in October 2009 and a rate of 9.4% in July 2009.

2	Nuveen Investments

Equity markets across the globe rallied during the reporting period and many indexes reached highs in April 2010 that had not been seen since 2008. Nevertheless, a series of events kept many market participants cautious. Some rating agencies downgraded the sovereign debt of Greece and Spain. Dubai World announced at Thanksgiving 2009 that it would need to restructure its debt. In response to continuing financial stress, the Bank for International Settlements issued the so-called “Basel III” guidelines, proposing stricter regulations regarding banks’ capital and liquidity requirements. Investors were divided over how the various proposals to address U.S. health care coverage would impact industry participants. Each new event seemed to be followed by market volatility.

Global markets generally posted positive returns, though results were dampened by continued concerns late in the spring of 2010 about the time horizon for the global economy’s recovery. The strong double digit results that had accumulated over most of the period were reduced to low, sometimes negative, single digit results for the full twelve months. Investors were disappointed by stubbornly high unemployment despite modest gains in private payrolls, and they showed concern about long term growth in the Euro zone because of a weakening Euro and high sovereign debt levels among several European nations. The markets did manage to rally in June 2010 in anticipation that strong corporate quarterly earnings reports might provide investors with some hope regarding global economic recovery. In U.S. dollar terms, the U.S. and emerging markets generally outperformed other developed markets, including Japan and Europe, and small capitalization companies generally fared better than large capitalization stocks.

How did the Funds perform during period ended July 31, 2010?

The table on page nine provides performance information for the Funds (Class A Shares at net asset value) for the twelve-month and since inception periods ended July 31, 2010. The table also compares each Fund’s performance to appropriate indexes. A more detailed account of each Fund’s relative performance is provided later in this report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara EcoLogic Equity Fund

The Fund’s Class A Shares at net asset value underperformed both of its comparative indexes for the twelve-month period ending July 31, 2010.

The Fund’s strategy is to select companies infused with a unique ecological perspective from across Santa Barbara’s equity research platform. The Fund seeks to invest in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets.

Santa Barbara employs disciplined, rigorous fundamental research combined with an objective, proprietary EcoFilter. This proprietary EcoFilter is a positive screen, focusing on environmental and climate change practices. The EcoFilter scores candidate stocks using a proprietary algorithm. Companies then are ranked relative to their industry peers to select industry leaders in environmental and climate change practices. The outcome of the EcoLogic Equity investment process is an actively managed diversified, large capitalization portfolio designed to provide investors with above-market long-term returns while managing risk throughout various business and market cycles.

Nuveen Investments	3

The relative performance of the Fund over this twelve-month period is a tale of two markets. For the first part of the period, markets were driven by the re-acquisition of riskier assets as stock prices came off the lows of March 2009 and generally rallied through the spring of 2010. During this period, riskier companies outperformed their lower-risk peers. This Fund invests in high-quality/low-risk equities. As would be expected in a risk-driven market, the EcoLogic Equity Fund underperformed during most of this market rally. However, an important inflection point in the market occurred in late April/early May 2010, with the emergence of the Greek sovereign debt crisis. From then until the end of this reporting period, lower-risk equities outperformed the market, as did the EcoLogic Equity Fund.

In addition, the relative underperformance of the Fund can be attributed to an underweight position in the consumer discretionary and financials sectors, and to individual stock selection in the financials, technology, and utilities sectors. These factors were offset to a degree by positive contribution from an overweight position in the industrials sector and individual stock selection in consumer staples and energy.

Emerson Electric was one stock among several that contributed positively to the Fund’s performance. Emerson Electric is a diversified industrial designer, manufacturer, and seller of electrical, electromechanical, and electronic products systems and services. The company benefited from an increase in industrial production from low levels in late 2009 and early 2010.

JDS Uniphase, which provides communications test and measurement services and optical products to the telecommunications industry, also helped the Fund’s performance. The company benefited from an increase in network spending on backhaul and upgrades to telecommunication networks to meet increasing demand, particularly for data.

In addition, United Technologies, a diversified industrial producer and servicer to building systems and aerospace industries worldwide, performed well. The company benefited from an increase in industrial production from low levels in late 2009 and early 2010.

The top detractors from performance included Exelon a regulated generation and delivery utility. The company has been hurt by weak electricity demand and falling natural gas prices.

QUALCOMM also hurt performance. The company develops, designs, manufactures, and sells digital wireless telecommunications products and services based on CDMA technology. Business has been hurt by decreasing sales prices of mobile handsets, which have offset unit sales growth.

Lonza also performed poorly. The company is the leading global manufacturer of biosimilar (generic biotech) agents. The company was hurt by an unexpected increase in order cancellations, postponements, and price-volume reductions in the third quarter of 2009.

There were several additions to the Fund during the period, including American Tower, Baxter, Cisco, EMC, Ecolab, JDS Uniphase, Nomura, Occidental Petroleum and Paladin Energy.

We sold several positions, including AT&T, Burlington Northern, Deere, Raytheon and Xerox.

4	Nuveen Investments

Nuveen Santa Barbara Global Equity Fund

The Fund’s Class A Shares at net asset value outperformed the MSCI ACWI and underperformed the Lipper Index for the twelve-month period ending July 31, 2010.

The Fund is designed to use a geographically, economically, and demographically diversified strategy that seeks long-term capital appreciation by investing primarily in non-U.S. equity securities of varying market capitalizations. The strategy is based on our belief that, over time, well-managed growth companies will find their performance reflected in their stocks prices. As a result, our investment process centers on accurately assessing the longer-term prospects of a given business and industry. We look at a series of both quantitative and qualitative factors in a fundamental, bottom-up approach designed to narrow the universe of eligible securities to a manageable level before making final investment decisions. We also consider top down factors as it seeks to identify growing companies in industries with positive longer-term secular trends. As part of the analysis, individual country factors are considered, including macroeconomic and political risk factors. Some of the factors that SBAM uses to identify potential investments include: above average earnings growth over the long term; consistent earnings growth over the long term; earnings growth trends; proven management track records; position as industry leaders; and sustainable competitive advantages.

During the period, we witnessed the rebound of both the economies and the markets from the depths of the financial crisis, followed by renewed fears about the survival of the euro and the viability of countries like Portugal, Ireland, Italy, Greece and Spain. Throughout the period, the markets continued to be held hostage by politics and policy response across the globe as well as headline risk associated with U.S. financial and health care reform. Some feared that Chinese tightening measures to curb speculative demand, restore some currency flexibility and introduce meaningful wage increases might slow that country’s economic growth. These policy actions are consistent with China’s desire to transform its economy from export to internal consumption, and they are reflected in our portfolio holdings.

The largest positive contributor to performance over the period were the holdings in the consumer discretionary sector, an area that was more than doubled weighted versus the benchmark and represented our biggest single weight in the portfolio. The positive attribution was due both to allocation and stock selection. Also contributing to the positive performance was our overweight positions in energy and technology, and our underweight position in financials. On a country basis, our emerging market exposure, most notably Indonesia, China and Brazil, contributed significantly to returns, while the main detractors were the U.S. and France.

Several specific holdings contributed positively to the Fund’s performance, including Aixtron. The firm produces specialized equipment for manufacturing compound semiconductors primarily for LED screens. Driving its sales is the rampant adoption of LEDs in consumer electronics (TVs, tablets, laptops), which are primarily employed as backlighting devices. As of the second quarter of 2010, revenues and earnings had improved sequentially for the last five quarters.

Nuveen Investments	5

Also aiding performance was Silver Wheaton, a Canadian company that purchases and sells by-product silver from operating mines on a long term, contracted basis. Silver Wheaton continues to benefit from its organic growth profile as well as leverage to silver in what has been one of the strongest silver markets in history. Its unique, royalty-like structure due to its relatively fixed operating costs and lack of on-going capital commitment make the shares an attractive investment.

In addition, Akamai helped performance. The company provides services for accelerating and improving the delivery of content and applications over the internet from conventional static content to live and on-demand to transaction tools. The firm is well positioned in the growing cloud computing area.

Several holdings detracted from the Fund’s performance, including Nomura Holdings, the leading investment bank in Japan. With the acquisition of Lehman Asia assets last year, the firm is transforming into a major multi-national investment bank. However, results have been disappointing. The cultural and organizational challenges with the integration have been numerous and earnings results disappointing. We sold the stock before the end of the period.

FTI Consulting also negatively impacted performance. The company is engaged in global business consulting, and advises law firms, corporations and financial institutions on issues largely relating to bankruptcy, restructuring credit issues and indebtedness. The company pre-announced results and lowered annual guidance, which is indicative of a volatile economy not within the control of management. We also sold this stock before the end of the period.

Lastly, Opera Software, based in Norway, develops web browsers for desktop and smart phones. It has cross-platform web browser technology known for its performance standards compliance. The stock suffered due to the challenges in monetizing its active desktop and mobile internet users, and the position was sold before the end of the period.

Our preference for developed versus emerging markets shifted over the course of the period, reflected in a maximum weighting in emerging markets through the third quarter of 2009, then a shift in preference toward developed markets into the second quarter of 2010 as the dollar strengthened. Our preference by the end of the second quarter of 2010 again changed in favor of emerging markets, particularly in Southeast Asia. Asia’s population is young and growing and it needs to increase the availability of consumer goods, promote education and look after the aging. This should create structural winners in staples, health care and education.

Nuveen Santa Barbara Growth Plus Fund

The Fund’s Class A Shares at net asset value underperformed the Lipper and Russell Indexes for the twelve-month period ending July 31, 2010.

The Fund seeks to invest in companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. The “Plus” in the Fund’s name refers to the additional return the Fund seeks to achieve by taking short positions in stocks that are expected to underperform and using the proceeds from these short sales to take additional long positions in stocks that are expected to outperform. The Fund’s short position ranges between 0% and 50% of the value of the Fund’s net assets.

6	Nuveen Investments

Among the Fund’s long positions, holdings in the energy and industrials sectors had the largest positive contribution to performance. Within the energy sector, stock selection was the primary driver of performance. The general overweight in industrials also acted as a tailwind. From the perspective of short sales, stock selection in the energy and technology sectors had the largest positive contribution.

The top individual performers included our long position in Parker Hannifin, a multi-line industrial with cyclical characteristics.

Also benefiting performance was our short position in Western Digital, a producer of hard disk drives for computers. This cyclical technology company was shorted as a hedge against Intel as it became evident that sovereign debt issues would impact business in Europe.

In addition, our short position in First Solar, a thin film producer of photovoltaic solar panels for commercial and consumer use, contributed positively to performance. The company faced the dual headwind of a cheaper competitive technology in polycrystalline and cuts in feed-in tariffs in Europe.

The majority of the underperformance during the period was due to negative stock selection in the technology sector long positions and the consumer discretionary short positions. Specific holdings that hurt performance included our long position in Gilead Sciences, a biotechnology firm focused on treating AIDS. The company has been reducing guidance in 2010 and the investor base has turned over from growth to value.

Also contributing to our underperfromance versus the benchmark was our lack of a long position in Apple. The success of its iEverything strategy has led to significant earnings growth over the past five years and the stock has led the technology sector.

In addition, our short position in athletic apparel maker Under Armour detracted from performance. The company has helped re-define form-fitting performance undergarments, and the stock rose with other consumer discretionary companies as the spreads began to tighten after the market lows in the spring of 2009.

Throughout the period, we added several short positions to the Fund. These included short sales of Amazon, First Solar, Lockheed Martin, Stericycle, EOG Resources, Moody’s, BB&T, Energizer, Weatherford and the Oil Service ETF, among others.

We covered all or a portion of our short positions in Boeing, Vornado, InterContinental Exchange, Dentsply, Corinthian Colleges, Carnival, Starbucks, LabCorp, Medtronic and several ETF holdings, among others.

Nuveen Tradewinds Japan Fund

The Fund’s Class A Shares at net asset value outperformed both comparative indexes for the twelve-month period ending July 31, 2010.

The Fund’s investment objective is to provide long-term capital appreciation by investing primarily in Japanese equity securities. Our basic investment philosophy centers on selecting equity securities through bottom-up fundamental research focusing on both absolute valuation and qualitative measures. The research-driven investment process seeks to add value through active management and through research focused on selecting companies that possess opportunities misperceived by the market.

Nuveen Investments	7

Paramount Bed, a manufacturer and marketer of medical beds, was the Fund’s single largest contributor to absolute returns in this period and benefited from higher sales and lower cost structure. The company outperformed its March fiscal year earnings targets as the new Democratic Party of Japan budget provided support for new replacement demand from hospitals, senior citizen homes, and in-home care services.

Shiseido Company is a cosmetic and beauty care product manufacturer and sales company. It is Japan’s largest cosmetics company and is currently striving to expand its market share in North America. The stock rallied earlier this calendar year as sales in the first quarter of 2010 recovered more than expected. Shiseido Company also benefited from its acquisition of Bare Escentuals, a California-based firm which markets mineral-based cosmetics.

JS Group Corporation also helped performance. The company’s principal activity is to manufacture and sell building materials. JS Group Corporation benefited from its continued efforts to restructure costs, the acquisitions of Shin Nikkei and Sun Wav, and the opening of new Ken Depot stores.

Several positions detracted from performance. Panasonic Corporation is a company that develops, manufactures and sells electronics products. Panasonic Corporation was the single largest detractor for performance this period. During the period, Panasonic reported positive fiscal year 2009 results but provided a disappointing update on its operating plan over the medium term, which focused on revitalizing the television division.

MS&AD Insurance Group Holdings also hurt performance. The company is a non-life and life insurance provider primarily to individuals. Under the new entity, the result of a merger between Aioi Insurance and Nissay Dowa Insurance in 2008, the company traded to historic lows during the second quarter of 2010, in sympathy with prevailing low interest rates.

Daiwa Securities Group Inc. underperformed as well. The firm is a comprehensive financial service company and is Japan’s second largest security holding company. At the beginning of the year, Daiwa Securities reported a quarterly loss, driven mainly by increased tax expenses. We continue to believe that Daiwa Securities is a high quality company that is positioned to capture value should investors’ appetite for risk increase.

We added several positions to the Fund throughout the reporting period. Takeda Pharmaceutical Co. Ltd. is a global pharmaceutical company with leading market share in Japan. Shares of Takeda have declined due to concerns of up-coming patent cliffs for several of its key franchise drugs. We found Takeda very attractively valued given its high quality net-cash balance sheet, a double digit free cash flow yield, high single digit dividend yield, and aggressive efforts to return cash to investors through share repurchases and dividend increases. Though Takeda will face some near-term patent expirations, we initiated a position in the company given its strong global franchise and attractive valuation.

We also added Chugoku Marine Paints Ltd, the number one producer of marine paints in Japan and the second largest in the world. Chugoku Marine Paints Ltd was added to the Fund given its attractive valuation and the potential to gain market share in Korea while maintaining its strong presence in Japan and China.

8	Nuveen Investments

1	Since inception returns for the EcoLogic Equity Fund are as of 12/29/2008, and since inception returns for its comparative indexes are as of 12/31/08. Since inception returns for the Global Equity Fund are as of 4/24/09, and since inception returns for its comparative indexes are as of 4/30/09. Since inception returns for the Growth Plus Fund are as of 12/30/2008, and since inception returns for its comparative indexes are as of 12/31/08. Since inception returns for the Japan Fund are as of 12/29/2008, and since inception returns for its comparative indexes are as of 12/31/08.

2	The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Global Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Growth Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Lipper Japanese Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Japanese Funds category. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The MSCI Japan Index is a capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

We also eliminated TDK Corporation, a manufacturer of electronic materials and devices. We decided to eliminate our position in the company during the period, as we believed the stock price was reflecting improving returns from the electronic materials business segment. With the share price reflecting a fair valuation for the company we felt that there existed more attractive investment opportunities else where.

Class A Shares – Average Annual Total Returns as of 7/31/10

	Average Annual
	1-Year	Since inception[1]
Nuveen Santa Barbara EcoLogic Equity Fund
A Shares at NAV	9.98%	12.48%
A Shares at Offer	3.65%	8.36%
Lipper Large-Cap Core Funds Index[2]	11.44%	18.73%
S&P 500 Index[3]	13.84%	18.68%
Nuveen Santa Barbara Global Equity Fund
A Shares at NAV	13.50%	28.14%
A Shares at Offer	6.98%	22.31%
Lipper Global Multi-Cap Growth Funds Index[4]	15.04%	41.53%
MSCI ACWI[5]	10.40%	23.55%
Nuveen Santa Barbara Growth Plus Fund
A Shares at NAV	6.35%	11.03%
A Shares at Offer	0.25%	6.96%
Lipper Long/Short Equity Funds Index[6]	8.17%	11.94%
Russell 1000 Growth Index[7]	13.65%	24.10%
Nuveen Tradewinds Japan Fund
A Shares at NAV	2.38%	4.94%
A Shares at Offer	-3.52%	1.10%
Lipper Japanese Funds Index[8]	-0.03%	18.73%
MSCI Japan Index[9]	0.07%	16.72%

Returns quoted represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A Shares have a 5.75% maximum sales charge. Returns at NAV would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns may reflect a contractual agreement between the Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

Nuveen Investments	9

Nuveen Santa Barbara EcoLogic Equity Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Global Equity Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Large-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Core Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Global Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Growth Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends, but do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

10	Nuveen Investments

Nuveen Santa Barbara Growth Plus Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Japan Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

The index comparisons show the change in value of a $10,000 investment in the Class A Shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Long/Short Equity Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Long/Short Equity Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Japanese Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Japanese Funds category. The MSCI Japan Index is a capitalization-weighted index, adjusted for free float. The index is designed to reflect the sectoral diversity of the Japanese equity markets. The index returns assume reinvestment of dividends, but do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to Class A Shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Nuveen Investments	11

Fund Spotlight as of 7/31/10 Nuveen Santa Barbara EcoLogic Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$23.89	$23.76	$23.84	$23.93
Latest Ordinary Income Distribution[1]	$0.2244	$0.0650	$0.1711	$0.2778
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	9.98%	3.65%
Since Inception	12.48%	8.36%

C Shares	NAV
1-Year	9.18%
Since Inception	11.64%

R3 Shares	NAV
1-Year	9.67%
Since Inception	12.18%

I Shares	NAV
1-Year	10.25%
Since Inception	12.75%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.60%	1.25%
Class C	6.35%	2.00%
Class R3	5.85%	1.50%
Class I	5.35%	1.00%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	8.40%	2.15%
Since Inception	8.13%	3.95%

C Shares	NAV
1-Year	7.54%
Since Inception	7.31%

R3 Shares	NAV
1-Year	8.08%
Since Inception	7.84%

I Shares	NAV
1-Year	8.68%
Since Inception	8.41%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,193
Number of Common Stocks	44

Top Five Common Stock Holdings[2]
McDonald’s Corporation	3.6%
Coca-Cola Company	3.6%
Emerson Electric Company	3.5%
PepsiCo, Inc.	3.4%
Intel Corporation	3.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

12	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Nuveen Santa Barbara EcoLogic Equity Fund

Portfolio Composition[1]
Beverages	10.0%
Oil, Gas & Consumable Fuels	8.0%
Communications Equipment	7.1%
Semiconductors & Equipment	6.6%
Health Care Equipment & Supplies	6.2%
Chemicals	5.9%
Aerospace & Defense	5.1%
IT Services	5.0%
Pharmaceuticals	5.0%
Electric Utilities	4.6%
Hotels, Restaurants & Leisure	3.6%
Computers & Peripherals	3.6%
Electrical Equipment	3.5%
Health Care Providers & Services	2.9%
Household Products	2.9%
Other	20.0%
1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news, industry developments or a general economic decline. This risk is greater for smaller companies with more limited product lines and financial resources. Foreign investments involve additional risks such as potentially adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. As with any mutual fund, possible loss of principal is also a risk.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,038.20	$1,034.40	$1,036.50	$1,039.10	$1,018.70	$1,014.93	$1,017.41	$1,019.89
Expenses Incurred During Period	$6.22	$10.04	$7.52	$5.01	$6.16	$9.94	$7.45	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.99%, 1.49% and .99% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	13

Fund Spotlight as of 7/31/10 Nuveen Santa Barbara Global Equity Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$25.80	$25.54	$25.71	$25.88
Latest Capital Gain Distribution[1]	$1.6000	$1.6000	$1.6000	$1.6000
Inception Date	4/24/09	4/24/09	4/24/09	4/24/09

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	13.50%	6.98%
Since Inception	28.14%	22.31%

C Shares	NAV
1-Year	12.67%
Since Inception	27.19%

R3 Shares	NAV
1-Year	13.26%
Since Inception	27.84%

I Shares	NAV
1-Year	13.79%
Since Inception	28.48%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	5.83%	1.45%
Class C	6.59%	2.20%
Class R3	6.09%	1.70%
Class I	5.59%	1.20%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2012. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	12.18%	5.73%
Since Inception	21.90%	15.97%

C Shares	NAV
1-Year	11.33%
Since Inception	20.98%

R3 Shares	NAV
1-Year	12.45%
Since Inception	22.19%

I Shares	NAV
1-Year	11.91%
Since Inception	21.61%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,367
Number of Common Stocks	82

Top Five Common Stock Holdings[2]
ASOS PLC	2.5%
Norfolk Southern Corporation	2.4%
McDonald’s Corporation	2.2%
Expeditors International of Washington, Inc.	2.2%
Nike, Inc., Class B	2.0%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 16, 2009.

2	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

14	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Nuveen Santa Barbara Global Equity Fund

Portfolio Composition[1]
Hotels, Restaurants & Leisure	6.7%
Internet Software & Services	4.8%
Textiles, Apparel & Luxury Goods	4.6%
Energy Equipment & Services	4.3%
Communications Equipment	4.0%
Food Products	4.0%
Semiconductors & Equipment	4.0%
Software	3.8%
Air Freight & Logistics	3.7%
Commercial Banks	3.7%
Pharmaceuticals	3.4%
Metals & Mining	2.8%
Machinery	2.8%
Food & Staples Retailing	2.7%
Auto Components	2.6%
Computers & Peripherals	2.5%
Health Care Equipment & Supplies	2.5%
Internet & Catalog Retail	2.5%
Road & Rail	2.4%
Capital Markets	2.4%
Airlines	2.1%
Diversified Financial Services	2.0%
Household Durables	2.0%
Electrical Equipment	1.9%
Multiline Retail	1.8%
Other	20.0%

Country Allocation[1]
United States	39.6%
United Kingdom	10.4%
Canada	7.0%
Indonesia	4.8%
Cayman Islands	4.5%
Japan	4.2%
Switzerland	3.6%
Singapore	3.4%
Brazil	3.0%
Malaysia	2.6%
Denmark	2.5%
Germany	2.4%
France	1.8%
China	1.6%
Norway	1.5%
Spain	1.4%
Italy	1.1%
Thailand	1.0%
Sweden	1.0%
Bermuda	0.9%
Israel	0.9%
Hong Kong	0.8%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. Foreign investments involve additional risks such as adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. These risks are magnified in emerging markets. As with any mutual fund, possible loss of principal is also a risk.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,062.20	$1,058.40	$1,061.10	$1,063.70	$1,017.65	$1,013.98	$1,016.46	$1,018.89
Expenses Incurred During Period	$7.36	$11.13	$8.59	$6.09	$7.20	$10.89	$8.40	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.44%, 2.18%, 1.68% and 1.19% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	15

Fund Spotlight as of 7/31/10 Nuveen Santa Barbara Growth Plus Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$23.61	$23.33	$23.52	$23.71
Inception Date	12/30/08	12/30/08	12/30/08	12/30/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	6.35%	0.25%
Since Inception	11.03%	6.96%

C Shares	NAV
1-Year	5.57%
Since Inception	10.20%

R3 Shares	NAV
1-Year	6.09%
Since Inception	10.76%

I Shares	NAV
1-Year	6.66%
Since Inception	11.32%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	6.47%	2.12%
Class C	7.22%	2.87%
Class R3	6.72%	2.37%
Class I	6.22%	1.87%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	6.81%	0.67%
Since Inception	8.38%	4.19%

C Shares	NAV
1-Year	5.99%
Since Inception	7.55%

R3 Shares	NAV
1-Year	6.49%
Since Inception	8.10%

I Shares	NAV
1-Year	7.04%
Since Inception	8.64%

Fund Allocation[1]
Common Stocks	118.1%
Common Stocks Sold Short	-27.6%
Short-Term Investments	9.5%

Portfolio Statistics
Net Assets ($000)	$1,177
Number of Long Common Stocks	49
Number of Common Stocks Sold Short	12

Top Five Long Common Stock Holdings[2]
Praxair, Inc.	4.7%
QUALCOMM, Inc.	3.8%
Western Union Company	3.8%
Google Inc., Class A	3.5%
International Business Machines Corporation (IBM)	2.8%

Top Five Common Stock Sold Short Holdings[3]
Cintas Corporation	(11.4)%
Energizer Holdings Inc.	(11.4)%
Merck & Company Inc.	(10.6)%
Under Armour, Inc.	(10.4)%
Chubb Corporation	(8.1)%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	As a percentage of total net assets as of July 31, 2010. Holdings are subject to change.

2	As a percentage of total common stocks as of July 31, 2010. Holdings are subject to change.

3	As a percentage of total common stocks sold short as of July 31, 2010. Holdings are subject to change.

16	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Nuveen Santa Barbara Growth Plus Fund

Portfolio Composition[1]
IT Services	9.3%
Chemicals	7.1%
Health Care Equipment & Supplies	6.1%
Internet Software & Services	5.3%
Software	4.1%
Pharmaceuticals	3.9%
Communications Equipment	3.5%
Machinery	3.5%
Aerospace & Defense	3.5%
Beverages	3.4%
Health Care Providers & Services	3.4%
Electronic Equipment & Instruments	3.2%
Energy Equipment & Services	2.2%
Oil, Gas & Consumable Fuels	2.1%
Air Freight & Logistics	2.0%
Electrical Equipment	2.0%
Textiles, Apparel & Luxury Goods	2.0%
Diversified Financial Services	1.9%
Computers & Peripherals	1.8%
Household Products	1.8%
Construction & Engineering	1.8%
Short-Term Investments	7.4%
Other	18.7%

Portfolio Composition[2]
Insurance	15.0%
Commercial Services & Supplies	11.4%
Household Products	11.4%
Pharmaceuticals	10.6%
Textiles, Apparel & Luxury Goods	10.4%
Machinery	7.3%
Diversified Financial Services	7.2%
Diversified Consumer Services	7.2%
IT Services	7.0%
Semiconductors & Equipment	6.8%
Computers & Peripherals	5.7%

1	As a percentage of total investments (excluding common stocks sold short) as of July 31, 2010. Holdings are subject to change.

2	As a percentage of total common stocks sold short as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news, industry developments or a general economic decline. The Fund engages short selling as a strategy. Short sales involve the sale of a security the Fund has borrowed, with the expectation that the security will underperform the market. The risk is that the Fund will be required to buy the security sold short (also known as covering the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Short selling is considered leverage and may magnify gains or losses for the Fund. Stocks of small- and mid-cap companies often experience greater volatility than stocks of large-cap companies. The Fund’s potential investment in foreign securities presents additional risks such as currency fluctuations, political and economic instability, and lack of liquidity. As with any mutual fund, possible loss of principal is also a risk.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,003.80	$1,000.00	$1,002.60	$1,005.50	$1,014.28	$1,010.56	$1,013.04	$1,015.52
Expenses Incurred During Period	$10.53	$14.23	$11.77	$9.30	$10.59	$14.31	$11.83	$9.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.12%, 2.87%, 2.37% and 1.87% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	17

Fund Spotlight as of 7/31/10 Nuveen Tradewinds Japan Fund

Quick Facts
	A Shares	C Shares	R3 Shares	I Shares
NAV	$21.21	$21.11	$21.17	$21.24
Latest Ordinary Income Distribution[1]	$0.1666	$0.0175	$0.1167	$0.2165
Latest Capital Gain Distribution[2]	$0.2006	$0.2006	$0.2006	$0.2006
Inception Date	12/29/08	12/29/08	12/29/08	12/29/08

Returns quoted represent past performance which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains. Class A Shares have a 5.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 7/31/10

A Shares	NAV	Offer
1-Year	2.38%	-3.52%
Since Inception	4.94%	1.10%

C Shares	NAV
1-Year	1.65%
Since Inception	4.15%

R3 Shares	NAV
1-Year	2.09%
Since Inception	4.66%

I Shares	NAV
1-Year	2.63%
Since Inception	5.19%

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.86%	1.50%
Class C	3.61%	2.25%
Class R3	3.11%	1.75%
Class I	2.61%	1.25%

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2011. The expense ratios are those shown in the most recent Fund prospectus.

Average Annual Total Returns as of 6/30/10

A Shares	NAV	Offer
1-Year	-0.41%	-6.12%
Since Inception	2.10%	-1.84%

C Shares	NAV
1-Year	-1.13%
Since Inception	1.34%

R3 Shares	NAV
1-Year	-0.65%
Since Inception	1.84%

I Shares	NAV
1-Year	-0.12%
Since Inception	2.37%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$4,206
Number of Common Stocks	45

Top Five Common Stock Holdings[4]
NTT DoCoMo Inc., Sponsored ADR	3.6%
Futaba Corporation	3.6%
JS Group Corporation	3.6%
Nippon Telegraph and Telephone Corporation, ADR	3.4%
Shiseido Company, Limited	3.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Spotlight page.

1	Paid December 31, 2009.

2	Paid December 16, 2009.

3	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

4	As a percentage of total common stock as of July 31, 2010. Holdings are subject to change.

18	Nuveen Investments

Fund Spotlight (continued) as of 7/31/10 Nuveen Tradewinds Japan Fund

Portfolio Composition[1]
Electronic Equipment & Instruments	7.6%
Commercial Services & Supplies	7.5%
Personal Products	6.1%
Pharmaceuticals	5.9%
Household Durables	4.6%
Beverages	4.6%
Leisure Equipment & Products	3.9%
Commercial Banks	3.7%
Food Products	3.6%
Wireless Telecommunication Services	3.3%
Electrical Equipment	3.3%
Building Products	3.3%
Diversified Telecommunication Services	3.2%
Health Care Equipment & Supplies	3.1%
Textiles, Apparel & Luxury Goods	3.1%
Construction & Engineering	3.0%
Oil, Gas & Consumable Fuels	2.5%
Short-Term Investments	7.9%
Other	19.8%

1	As a percentage of total investments as of July 31, 2010. Holdings are subject to change.

Risk Considerations

An investment in the Fund is subject to market risk or the risk that stocks in the portfolio will decline in response to such factors as adverse company news or industry developments or a general economic decline. This risk is greater for smaller companies due to more limited product lines and smaller financial resources. Foreign investments involve additional risks such as potentially adverse political, currency, economic, social or regulatory developments in a country including excessive taxation, lack of liquidity, and differing legal or accounting standards. The Fund’s concentration in one country presents the risks of greater exposure to the economic cycles, currency fluctuations and stock market valuations of that country when compared to a more geographically diversified fund. As with any mutual fund, possible loss of principal is also a risk.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as up-front and back-end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (2/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/10)	$1,020.20	$1,016.40	$1,018.80	$1,021.60	$1,017.41	$1,013.69	$1,016.22	$1,018.65
Expenses Incurred During Period	$7.46	$11.20	$8.66	$6.22	$7.45	$11.18	$8.65	$6.21

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.49%, 2.24%, 1.73% and 1.24% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	19

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara EcoLogic Equity Fund, Nuveen Santa Barbara Global Equity Fund, Nuveen Santa Barbara Growth Plus Fund and Nuveen Tradewinds Japan Fund, (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

September 27, 2010

20	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara EcoLogic Equity Fund

July 31, 2010

Shares	Description (1)	Value
	COMMON STOCKS – 96.3%

	Aerospace & Defense – 4.9%

650	ITT Industries, Inc.	$30,628

400	United Technologies Corporation	28,440
	Total Aerospace & Defense	59,068
	Beverages – 9.7%

750	Coca-Cola Company	41,333

500	Diageo PLC, Sponsored ADR	34,940

600	PepsiCo, Inc.	38,946
	Total Beverages	115,219
	Capital Markets – 2.4%

75	Goldman Sachs Group, Inc.	11,312

3,100	Nomura Holdings Inc.	17,453
	Total Capital Markets	28,765
	Chemicals – 5.7%

250	Ecolab Inc.	12,228

200	Potash Corporation of Saskatchewan	20,974

400	Praxair, Inc.	34,728
	Total Chemicals	67,930
	Commercial Banks – 2.1%

900	Wells Fargo & Company	24,957
	Commercial Services & Supplies – 2.6%

900	Waste Management, Inc.	30,555
	Communications Equipment – 6.8%

1,000	Cisco Systems, Inc., (2)	23,070

3,100	JDS Uniphase Corporation, (2)	33,635

650	QUALCOMM, Inc.	24,752
	Total Communications Equipment	81,457
	Computers & Peripherals – 3.5%

700	EMC Corporation, (2)	13,853

600	Hewlett-Packard Company	27,624
	Total Computers & Peripherals	41,477
	Diversified Financial Services – 2.3%

100	CME Group, Inc.	27,880
	Electric Utilities – 4.4%

500	Exelon Corporation	20,915

600	NextEra Energy Inc.	31,380
	Total Electric Utilities	52,295
	Electrical Equipment – 3.3%

800	Emerson Electric Company	39,632
	Energy Equipment & Services – 2.0%

400	Schlumberger Limited	23,864
	Health Care Equipment & Supplies – 5.9%

200	Baxter International, Inc.	8,754

450	Becton, Dickinson and Company	30,960

1,000	Essilor International SA, (3)	31,267
	Total Health Care Equipment & Supplies	70,981

Nuveen Investments	21

Portfolio of Investments

Nuveen Santa Barbara EcoLogic Equity Fund (continued)

July 31, 2010

Shares	Description (1)	Value
	Health Care Providers & Services – 2.8%

200	McKesson HBOC Inc.	$12,564

450	Quest Diagnostics Incorporated	21,146
	Total Health Care Providers & Services	33,710
	Hotels, Restaurants & Leisure – 3.5%

600	McDonald’s Corporation	41,835
	Household Products – 2.8%

550	Procter & Gamble Company	33,638
	Internet Software & Services – 1.0%

25	Google Inc., Class A, (2)	12,121
	IT Services – 4.9%

650	Accenture Limited	25,766

250	International Business Machines Corporation (IBM)	32,100
	Total IT Services	57,866
	Life Sciences Tools & Services – 1.2%

1,800	Lonza AG, (3)	13,986
	Oil, Gas & Consumable Fuels – 7.7%

350	Apache Corporation	33,453

300	Chevron Corporation	22,863

150	Occidental Petroleum Corporation	11,690

6,700	Paladin Energy Limited, (2), (3)	23,383
	Total Oil, Gas & Consumable Fuels	91,389
	Pharmaceuticals – 4.8%

550	Abbott Laboratories	26,994

500	Allergan, Inc.	30,530
	Total Pharmaceuticals	57,524
	Road & Rail – 1.9%

400	Norfolk Southern Corporation	22,508
	Semiconductors & Equipment – 6.3%

1,250	Analog Devices, Inc.	37,138

1,850	Intel Corporation	38,110
	Total Semiconductors & Equipment	75,248
	Textiles, Apparel & Luxury Goods – 2.8%

450	Nike, Inc., Class B	33,138
	Wireless Telecommunication Services – 1.0%
250	American Tower Corporation, (2)	11,560
	Total Investments (cost $970,454) – 96.3%	1,148,603
	Other Assets Less Liabilities – 3.7%	44,100
	Net Assets – 100%	$1,192,703

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

22	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Global Equity Fund

July 31, 2010

Shares	Description (1)	Value
	COMMON STOCKS – 100.4%

	Aerospace & Defense – 1.6%

300	Goodrich Corporation	$21,861
	Air Freight & Logistics – 3.7%

715	Expeditors International of Washington, Inc.	30,488

250	FedEx Corporation	20,638
	Total Air Freight & Logistics	51,126
	Airlines – 2.1%

235	Copa Holdings SA	12,138

11,000	Tiger Airways Holdings Limited, (2)	16,583
	Total Airlines	28,721
	Auto Components – 2.6%

385	Autoliv AB, (2)	22,109

185	Magna International Inc., Class A	13,816
	Total Auto Components	35,925
	Automobiles – 1.3%

3,000	PT Astra International Tbk	16,997
	Capital Markets – 2.4%

2,600	Hargreaves Lansdown PLC	14,789

450	State Street Corporation	17,514
	Total Capital Markets	32,303
	Chemicals – 1.3%

200	Praxair, Inc.	17,364
	Commercial Banks – 3.7%

625	Banco Itau Holdings Financeira, S.A., Sponsred ADR	13,994

205	Bank of Montreal	12,517

22,700	PT Bank Mandiri	15,220

300	Standard Chartered PLC	8,671
	Total Commercial Banks	50,402
	Communications Equipment – 4.1%

1,620	JDS Uniphase Corporation, (2)	17,577

695	Juniper Networks Inc., (2)	19,307

490	QUALCOMM, Inc.	18,659
	Total Communications Equipment	55,543
	Computers & Peripherals – 2.5%

70	Apple, Inc., (2)	18,008

3,200	Imagination Technologies Group PLC, (2)	16,505
	Total Computers & Peripherals	34,513
	Construction & Engineering – 1.4%

505	Jacobs Engineering Group, Inc., (2)	18,468
	Distributors – 0.8%

2,500	Li and Fung Limited	11,490
	Diversified Financial Services – 2.0%

45	CME Group, Inc.	12,546

2,025	IG Group Holdings PLC	15,055
	Total Diversified Financial Services	27,601

Nuveen Investments	23

Portfolio of Investments

Nuveen Santa Barbara Global Equity Fund (continued)

July 31, 2010

Shares	Description (1)	Value
	Electrical Equipment – 1.9%

800	ABB Limited, ADR	$16,144

80	SMA Solar Technology AG	9,888
	Total Electrical Equipment	26,032
	Energy Equipment & Services – 4.3%

430	Schlumberger Limited	25,654

85	Seadrill Limited	1,973

550	Seadrill Limited, (3)	12,876

360	Tecnicas Reunidas SA	18,653
	Total Energy Equipment & Services	59,156
	Food & Staples Retailing – 2.7%

210	Companhia Brasileira de Distribuicao Grupo Pao de Acucar	13,663

7,175	Olam International Limited	14,827

3,700	Wumart Stores Inc.	8,136
	Total Food & Staples Retailing	36,626
	Food Products – 4.0%

19,000	Charoen Pokphand Foods PCL	14,187

5,000	China Mengniu Dairy Company Limited	15,546

450	Danone	25,239
	Total Food Products	54,972
	Gas Utilities – 1.2%

35,580	Perusahaan Gas Negara PT	16,103
	Health Care Equipment & Supplies – 2.5%

425	Mindray Medical International Limited	13,150

10,200	Top Glove Corporation BHD	21,291
	Total Health Care Equipment & Supplies	34,441
	Health Care Providers & Services – 1.0%

310	Express Scripts, Inc., (2)	14,006
	Health Care Technology – 1.6%

274	Cerner Corporation, (2)	21,221
	Hotels, Restaurants & Leisure – 6.7%

1,200	Autogrill S.p.A, (2)	14,856

350	CTRIP.com, (2)	14,091

2,640	Dominos Pizza Inc.	16,951

6,000	Genting Berhad	15,071

440	McDonald’s Corporation	30,681
	Total Hotels, Restaurants & Leisure	91,650
	Household Durables – 2.0%

1,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	14,095

590	Electrolux AB, Class B Shares	13,157
	Total Household Durables	27,252
	Insurance – 0.9%

490	CNInsure Inc.	11,554
	Internet & Catalog Retail – 2.5%

2,400	ASOS PLC, (2)	34,250

24	Nuveen Investments

Shares	Description (1)	Value
	Internet Software & Services – 4.8%

655	Akamai Technologies, Inc., (2)	$25,126

7,550	Blinkx PLC	6,842

130	Equinix Inc., (2)	12,156

45	Google Inc., Class A, (2)	21,818
	Total Internet Software & Services	65,942
	Machinery – 2.8%

65	Fanuc Limited	7,682

700	Komatsu, Ltd., Sponsored ADR	14,714

850	Weir Group PLC	15,645
	Total Machinery	38,041
	Marine – 1.2%

2	A.P. Moller Maersk AS, Class B Shares	16,866
	Media – 1.6%

200	CTS Eventim AG	10,211

735	Imax Corporation, (2)	11,370
	Total Media	21,581
	Metals & Mining – 2.8%

1,530	Hitachi Metals Limited	17,391

1,100	Silver Wheaton Corporation, (2)	20,735
	Total Metals & Mining	38,126
	Multiline Retail – 1.8%

860	Dollar General Corporation, (2)	25,095
	Oil, Gas & Consumable Fuels – 1.6%

1,055	Paramount Resources Limited, Class A, (2)	22,115
	Pharmaceuticals – 3.4%

200	Novo Nordisk A/S	17,107

63,500	PT Kalbe Farma Tbl	17,386

255	Teva Pharmaceutical Industries Limited, Sponsored ADR	12,457
	Total Pharmaceuticals	46,950
	Professional Services – 0.9%

250	Adecco SA	12,744
	Real Estate Management & Development – 1.0%

38,000	EverGrande Real Estate Group	13,698
	Road & Rail – 2.4%

575	Norfolk Southern Corporation	32,355
	Semiconductors & Equipment – 4.0%

435	Aixtron AG	13,007

625	Broadcom Corporation, Class A	22,519

4,250	Nordic Semiconductor ASA	19,097
	Total Semiconductors & Equipment	54,623
	Software – 3.8%

2,000	Activision Blizzard Inc.	23,760

560	Autonomy Corporation PLC, (2)	14,455

835	Nuance Communications, Inc., (2)	13,786
	Total Software	52,001

Nuveen Investments	25

Portfolio of Investments

Nuveen Santa Barbara Global Equity Fund (continued)

July 31, 2010

Shares	Description (1)	Value
	Specialty Retail – 1.8%

5,000	Belle International Holdings Limited	$7,712

115	Fast Retailing Company Limited	17,211
	Total Specialty Retail	24,923
	Textiles, Apparel & Luxury Goods – 4.6%

500	Gildan Activewear Inc, Sponsored ADR, (2)	15,383

375	Nike, Inc., Class B	27,615

65	Swatch Group AG	20,130
	Total Textiles, Apparel & Luxury Goods	63,128
	Transportation Infrastructure – 1.1%
7,000	Singapore Airport Terminal Services Limited	15,032
	Total Investments (cost $1,171,989) – 100.4%	1,372,797
	Other Assets Less Liabilities – (0.4)%	(5,689)
	Net Assets – 100%	$1,367,108

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26	Nuveen Investments

Portfolio of Investments

Nuveen Santa Barbara Growth Plus Fund

July 31, 2010

Shares	Description (1)	Value

	COMMON STOCKS – 118.1%

	Aerospace & Defense – 4.4%

350	ITT Industries, Inc., (3)	$16,492

500	United Technologies Corporation	35,550
	Total Aerospace & Defense	52,042
	Air Freight & Logistics – 2.5%

700	Expeditors International of Washington, Inc., (3)	29,848
	Beverages – 4.4%

400	Brown-Forman Corporation, (3)	25,284

400	PepsiCo, Inc., (3)	25,964
	Total Beverages	51,248
	Biotechnology – 1.1%

400	Gilead Sciences, Inc., (2), (3)	13,328
	Capital Markets – 2.2%

175	Goldman Sachs Group, Inc.	26,394
	Chemicals – 9.0%

600	Ecolab Inc., (3)	29,346

200	Monsanto Company, (3)	11,568

750	Praxair, Inc., (3)	65,114
	Total Chemicals	106,028
	Commercial Banks – 2.1%

900	Wells Fargo & Company	24,957
	Commercial Services & Supplies – 2.2%

750	Waste Management, Inc., (3)	25,463
	Communications Equipment – 4.5%

1,400	QUALCOMM, Inc.	53,312
	Computers & Peripherals – 2.4%

1,400	EMC Corporation, (2), (3)	27,706
	Construction & Engineering – 2.3%

750	Jacobs Engineering Group, Inc., (2), (3)	27,428
	Diversified Financial Services – 2.4%

100	CME Group, Inc., (3)	27,880
	Electrical Equipment – 2.5%

600	Emerson Electric Company, (3)	29,724
	Electronic Equipment & Instruments – 4.1%

550	Amphenol Corporation, Class A, (3)	24,640

800	FLIR Systems Inc., (2), (3)	23,808
	Total Electronic Equipment & Instruments	48,448
	Energy Equipment & Services – 2.8%

550	Schlumberger Limited, (3)	32,813
	Food Products – 2.2%

525	Bunge Limited, (3)	26,066
	Health Care Equipment & Supplies – 7.8%

300	Becton, Dickinson and Company, (3)	20,640

300	C. R. Bard, Inc., (3)	23,559

500	Stryker Corporation	23,285

450	Varian Medical Systems, Inc., (2), (3)	24,840
	Total Health Care Equipment & Supplies	92,324

Nuveen Investments	27

Portfolio of Investments

Nuveen Santa Barbara Growth Plus Fund (continued)

July 31, 2010

Shares	Description (1)	Value
	Health Care Providers & Services – 4.3%

700	Express Scripts, Inc., (2)	$31,626

400	Quest Diagnostics Incorporated, (3)	18,796
	Total Health Care Providers & Services	50,422
	Hotels, Restaurants & Leisure – 2.1%

350	McDonald’s Corporation, (3)	24,406
	Household Products – 2.3%

450	Procter & Gamble Company	27,522
	Internet Software & Services – 6.7%

800	Akamai Technologies, Inc., (2), (3)	30,688

100	Google Inc., Class A, (2), (3)	48,485
	Total Internet Software & Services	79,173
	IT Services – 11.8%

650	Accenture Limited, (3)	25,765

300	International Business Machines Corporation (IBM)	38,520

300	Visa Inc.	22,005

3,250	Western Union Company	52,747
	Total IT Services	139,037
	Life Sciences Tools & Services – 2.2%

400	Waters Corporation, (2), (3)	25,664
	Machinery – 4.5%

600	Donaldson Company, Inc., (3)	28,482

550	Illinois Tool Works, Inc., (3)	23,925
	Total Machinery	52,407
	Media – 1.9%

600	Omnicom Group, Inc.	22,356
	Oil, Gas & Consumable Fuels – 2.7%

400	Occidental Petroleum Corporation	31,172
	Pharmaceuticals – 4.9%

550	Allergan, Inc.	33,583

500	Teva Pharmaceutical Industries Limited, Sponsored ADR	24,425
	Total Pharmaceuticals	58,008
	Professional Services – 1.5%

500	FTI Consulting Inc., (2), (3)	17,675
	Road & Rail – 2.2%

450	Norfolk Southern Corporation, (3)	25,322
	Semiconductors & Equipment – 2.1%

1,200	Intel Corporation, (3)	24,720
	Software – 5.3%

2,200	Activision Blizzard Inc., (3)	26,136

900	Intuit, Inc., (2), (3)	35,775
	Total Software	61,911
	Specialty Retail – 2.2%

500	Ross Stores, Inc., (3)	26,330
	Textiles, Apparel & Luxury Goods – 2.5%

400	Nike, Inc., Class B, (3)	29,456
	Total Common Stocks (cost $1,212,344)	1,390,590

28	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 9.5%

$112	Repurchase Agreement with State Street Bank, dated 7/30/10, repurchase price $111,630, collateralized by $110,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $115,544	0.020%	8/02/10	$111,630
	Total Short-Term Investments (cost $111,630)			111,630
	Total Investments (cost $1,323,974) – 127.6%			1,502,220
Shares	Description (1)			Value
	COMMON STOCKS SOLD SHORT – (27.6)%

	Commercial Services & Supplies – (3.1)%

(1,400)	Cintas Corporation			$(37,044)
	Computers & Peripherals – (1.6)%

(700)	Western Digital Corporation, (2)			(18,473)
	Diversified Consumer Services – (2.0)%

(1,500)	H & R Block Inc.			(23,520)
	Diversified Financial Services – (2.0)%

(1,000)	Moody’s Corporation			(23,550)
	Household Products – (3.1)%

(600)	Energizer Holdings Inc., (2)			(36,912)
	Insurance – (4.2)%

(800)	Allstate Corporation			(22,592)

(500)	Chubb Corporation			(26,315)
	Total Insurance			(48,907)
	IT Services – (1.9)%

(500)	Computer Sciences Corporation			(22,665)
	Machinery – (2.0)%

(400)	SPX Corporation			(23,824)
	Pharmaceuticals – (2.9)%

(1,000)	Merck & Company Inc.			(34,460)
	Semiconductors & Equipment – (1.9)%

(175)	First Solar Inc., (2)			(21,954)
	Textiles, Apparel & Luxury Goods – (2.9)%

(900)	Under Armour, Inc., (2)			(33,804)
	Total Common Stocks Sold Short (proceeds $323,094)			(325,113)
	Other Assets Less Liabilities – (0.0)%			(14)
	Net Assets – 100%			$1,177,093

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or portion of investment, segregated as collateral for securities lending.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	29

Portfolio of Investments

Nuveen Tradewinds Japan Fund

July 31, 2010

Shares	Description (1)	Value
	COMMON STOCKS – 91.8%

	Beverages – 4.5%

6,100	Coca Cola West Holdings Company	$110,640

6,000	Kirin Holdings Company, Limited	80,144
	Total Beverages	190,784
	Building Products – 3.3%

6,800	JS Group Corporation	137,188
	Capital Markets – 1.9%

18,000	Daiwa Securities Group Inc.	77,921
	Chemicals – 1.5%

9,000	Chugoku Marine Paints Limited	64,170
	Commercial Banks – 3.6%

10,000	77 Bank Limited	53,128

18,000	Sumitomo Trust & Banking Company	100,214
	Total Commercial Banks	153,342
	Commercial Services & Supplies – 7.5%

6,000	Dai Nippon Printing Co., Ltd.	72,574

4,900	Duskin Company Limited	87,059

1,900	Secom Company	87,199

8,000	Toppan Printing Company Limited	66,022
	Total Commercial Services & Supplies	312,854
	Construction & Engineering – 3.0%

3,000	JGC Corporation	49,621

18,000	Obayashi Corporation	76,879
	Total Construction & Engineering	126,500
	Construction Materials – 1.4%

32,000	Sumitomo Osaka Cement Company, Limited	60,003
	Containers & Packaging – 1.0%

2,700	Toyo Seikan Kaisha	43,346
	Diversified Telecommunication Services – 3.2%

6,376	Nippon Telegraph and Telephone Corporation, ADR	132,940
	Electrical Equipment – 3.3%

7,600	Futaba Corporation	137,406
	Electronic Equipment & Instruments – 7.5%

3,754	FujiFilm Holdings Corporation, ADR, (2)	120,691

2,300	Mabuchi Motor Company Limited	115,672

900	Kyocera Corporation	80,317
	Total Electronic Equipment & Instruments	316,680
	Food & Staples Retailing – 1.9%

3,400	Seven & I Holdings	81,424
	Food Products – 3.6%

7,000	Nippon Meat Packers Inc.	92,123

1,700	Nissin Foods Holdings Company Limited	59,523
	Total Food Products	151,646
	Health Care Equipment & Supplies – 3.1%

5,600	Paramount Bed Company Limited	131,971

30	Nuveen Investments

Shares	Description (1)	Value
	Household Durables – 4.6%

8,586	Panasonic Corporation, ADR	$113,850

9,000	Sekisui House, Ltd.	79,900
	Total Household Durables	193,750
	Insurance – 1.4%

2,700	MS & AD Insurance Group Holdings Inc.	60,035
	Leisure Equipment & Products – 3.9%

35	Fields Corporation	42,456

1,200	Sankyo Company Ltd	58,753

4,200	Sega Sammy Holdings Inc.	61,740
	Total Leisure Equipment & Products	162,949
	Media – 2.4%

1,160	Hakuhodo DY Holdings Inc.	59,077

28	TV Asahi Corporation	39,701
	Total Media	98,778
	Oil, Gas & Consumable Fuels – 2.5%

19,400	JX Holdings Inc.	105,089
	Personal Products – 6.1%

5,200	KAO Corporation	123,026

5,900	Shiseido Company, Limited	132,076
	Total Personal Products	255,102
	Pharmaceuticals – 5.9%

2,500	Astellas Pharma Inc.	84,815

2,000	Daiichi Sankyo Company Limited	37,248

1,900	Ono Pharmaceutical Company Limited	78,621

1,000	Takeda Pharmaceutical Company, Limited	45,894
	Total Pharmaceuticals	246,578
	Real Estate Management & Development – 2.3%

10,000	Daiwa House Industry Company Limited	98,617
	Semiconductors & Equipment – 1.5%

1,000	Rohm Company Limited	63,082
	Software – 2.0%

300	Nintendo Co., Ltd.	83,894
	Textiles, Apparel & Luxury Goods – 3.1%

10,000	Wacoal Holdings Corporation	130,910
	Trading Companies & Distributors – 2.5%

8,100	Mitsui & Company Limited	103,881
	Wireless Telecommunication Services – 3.3%

8,746	NTT DoCoMo Inc., Sponsored ADR	139,149
	Total Common Stocks (cost $3,606,547)	3,859,989

Nuveen Investments	31

Portfolio of Investments

Nuveen Tradewinds Japan Fund (continued)

July 31, 2010

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 7.9%
$332	Repurchase Agreement with State Street Bank, dated 7/30/10, repurchase price $332,280, collateralized by $325,000 U.S. Treasury Notes, 2.500%, due 4/30/15, value $341,380	0.020%	8/02/10	$332,279
	Total Short-Term Investments (cost $332,279)			332,279
	Total Investments (cost $3,938,826) – 99.7%			4,192,268
	Other Assets Less Liabilities – 0.3%			13,425
	Net Assets – 100%			$4,205,693

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry subclassifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 — General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

32	Nuveen Investments

Statement of Assets and Liabilities

July 31, 2010

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus		Tradewinds Japan
Assets
Investments, at value (cost $970,454, $1,171,989, $1,323,974 and $3,938,826, respectively)	$1,148,603	$1,372,797	$1,502,220		$4,192,268
Cash	40,140	7,551	192,434	(1)	—
Cash denominated in foreign currencies (cost $—, $141, $— and $34,304, respectively)	—	142	—		34,660
Receivables:
Dividends	576	305	271		4,618
From Adviser	21,996	5,488	22,272		28,457
Investments sold	—	22,728	—		—
Reclaims	45	154	364		—
Total assets	1,211,360	1,409,165	1,717,561		4,260,003
Liabilities
Securities sold short, at value (proceeds $—, $—, $323,094 and $—, respectively)	—	—	325,113		—
Payables:
Collateral due to broker	—	—	192,434		—
Investments purchased	—	20,615	—		—
Accrued expenses:
12b-1 distribution and service fees	431	491	431		388
Other	18,226	20,951	22,490		53,922
Total liabilities	18,657	42,057	540,468		54,310
Net assets	$1,192,703	$1,367,108	$1,177,093		$4,205,693
Class A Shares
Net assets	$298,582	$342,588	$295,144		$265,069
Shares outstanding	12,500	13,281	12,500		12,500
Net asset value per share	$23.89	$25.80	$23.61		$21.21
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.35	$27.37	$25.05		$22.50
Class C Shares
Net assets	$296,956	$339,342	$291,655		$263,833
Shares outstanding	12,500	13,285	12,500		12,500
Net asset value and offering price per share	$23.76	$25.54	$23.33		$21.11
Class R3 Shares
Net assets	$298,039	$341,501	$293,977		$264,658
Shares outstanding	12,500	13,282	12,500		12,500
Net asset value and offering price per share	$23.84	$25.71	$23.52		$21.17
Class I Shares
Net assets	$299,126	$343,677	$296,317		$3,412,133
Shares outstanding	12,500	13,279	12,500		160,647
Net asset value and offering price per share	$23.93	$25.88	$23.71		$21.24
Net Assets Consist of:
Capital paid-in	$998,886	$1,077,959	$990,339		$3,937,639
Undistributed net investment income	4,155	—	—		18,036
Accumulated net realized gain (loss)	11,513	88,356	10,527		(3,903)
Net unrealized appreciation (depreciation)	178,149	200,793	176,227		253,921
Net assets	$1,192,703	$1,367,108	$1,177,093		$4,205,693
Authorized shares	Unlimited	Unlimited	Unlimited		Unlimited
Par value per share	$0.01	$0.01	$0.01		$0.01

(1)	Represents collateral held for securities lending transactions. See Notes to Financial Statements, General Information and Significant Accounting Policies, Footnote 1 – Enhanced Custody Program for further information.

See accompanying notes to financial statements.

Nuveen Investments	33

Statement of Operations

Year Ended July 31, 2010

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Investment Income (net of foreign tax withheld of $224, $1,091, $62 and $6,640, respectively)	$23,627	$17,585	$20,896	$88,242
Expenses
Management fees	9,248	11,676	12,943	41,767
12b-1 service fees – Class A	742	827	751	662
12b-1 distribution and service fees – Class C	2,954	3,287	2,977	2,639
12b-1 distribution and service fees – Class R3	1,481	1,650	1,497	1,323
Dividends expense on securities sold short	—	—	3,939	—
Shareholders’ servicing agent fees and expenses	25	126	28	33
Custodian’s fees and expenses	4,906	18,310	6,612	10,046
Enhanced custody expense	—	—	2,205	—
Trustees’ fees and expenses	33	35	33	119
Professional fees	31,132	11,214	35,826	37,094
Shareholders’ reports – printing and mailing expenses	5,480	6,293	5,673	5,593
Federal and state registration fees	8	6	8	78,477
Other expenses	—	257	—	1,412
Total expenses before custodian fee credit and expense reimbursement	56,009	53,681	72,492	179,165
Custodian fee credit	(26)	(31)	(14)	(9)
Expense reimbursement	(39,107)	(32,214)	(45,176)	(121,250)
Net expenses	16,876	21,436	27,302	57,906
Net investment income (loss)	6,751	(3,851)	(6,406)	30,336
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	30,503	144,458	122,645	306
Securities sold short	—	—	(85,500)	—
Change in net unrealized appreciation (depreciation) of: Investments and foreign currency	69,832	19,459	8,590	81,719
Securities sold short	—	—	29,224	—
Net realized and unrealized gain (loss)	100,335	163,917	74,959	82,025
Net increase (decrease) in net assets from operations	$107,086	$160,066	$68,553	$112,361

See accompanying notes to financial statements.

34	Nuveen Investments

Statement of Changes in Net Assets

	Santa Barbara EcoLogic Equity		Santa Barbara Global Equity
	Year Ended 7/31/10	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009	Year Ended 7/31/10	For the Period April 24, 2009 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$6,751	$5,586	$(3,851)	$1,017
Net realized gain (loss) from:
Investments and foreign currency	30,503	(19,057)	144,458	24,691
Securities sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	69,832	108,317	19,459	181,334
Securities sold short	—	—	—	—
Net increase (decrease) in net assets from operations	107,086	94,846	160,066	207,042
Distributions to Shareholders
From net investment income:
Class A	(2,805)	—	—	—
Class C	(813)	—	—	—
Class R3	(2,139)	—	—	—
Class I	(3,472)	—	—	—
From accumulated net realized gains:
Class A	—	—	(20,000)	—
Class C	—	—	(20,000)	—
Class R3	—	—	(20,000)	—
Class I	—	—	(20,000)	—
Decrease in net assets from distributions to shareholders	(9,229)	—	(80,000)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	—	1,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	80,000	—
	—	1,000,000	80,000	1,000,000
Cost of shares redeemed	—	—	—	—
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	80,000	1,000,000
Net increase (decrease) in net assets	97,857	1,094,846	160,066	1,207,042
Net assets at the beginning of period	1,094,846	—	1,207,042	—
Net assets at the end of period	$1,192,703	$1,094,846	$1,367,108	$1,207,042
Undistributed net investment income at the end of period	$4,155	$6,633	$—	$—

See accompanying notes to financial statements.

Nuveen Investments	35

Statement of Changes in Net Assets (continued)

	Santa Barbara Growth Plus		Tradewinds Japan
	Year Ended 7/31/10	For the Period December 30, 2008 (Commencement of Operations) through July 31, 2009	Year Ended 7/31/10	For the Period December 29, 2008 (Commencement of Operations) through July 31, 2009
Operations
Net investment income (loss)	$(6,406)	$(3,199)	$30,336	$15,165
Net realized gain (loss) from:
Investments and foreign currency	122,645	(20,113)	306	47,705
Securities sold short	(85,500)	(6,561)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	8,590	169,656	81,719	172,202
Securities sold short	29,224	(31,243)	—	—
Net increase (decrease) in net assets from operations	68,553	108,540	112,361	235,072
Distributions to Shareholders
From net investment income:
Class A	—	—	(2,083)	—
Class C	—	—	(219)	—
Class R3	—	—	(1,459)	—
Class I	—	—	(36,229)	—
From accumulated net realized gains:
Class A	—	—	(2,508)	—
Class C	—	—	(2,508)	—
Class R3	—	—	(2,508)	—
Class I	—	—	(33,568)	—
Decrease in net assets from distributions to shareholders	—	—	(81,082)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	—	4,619,455
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	—	1,000,000	—	4,619,455
Cost of shares redeemed	—	—	(149,141)	(530,972)
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	(149,141)	4,088,483
Net increase (decrease) in net assets	68,553	1,108,540	(117,862)	4,323,555
Net assets at the beginning of period	1,108,540	—	4,323,555	—
Net assets at the end of period	$1,177,093	$1,108,540	$4,205,693	$4,323,555
Undistributed net investment income at the end of period	$—	$—	$18,036	$24,974

See accompanying notes to financial statements.

36	Nuveen Investments

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara EcoLogic Equity Fund (“Santa Barbara EcoLogic Equity“), Nuveen Santa Barbara Global Equity Fund (“Santa Barbara Global Equity”), Nuveen Santa Barbara Growth Plus Fund (“Santa Barbara Growth Plus”) and Nuveen Tradewinds Japan Fund (“Tradewinds Japan”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara EcoLogic Equity’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests in a diversified portfolio of equity securities of companies with stronger environmental and climate change practices than their industry peers. The Fund invests exclusively in companies whose environmental and climate change practices rank in the top half of their industry based on the Fund’s sub-adviser’s, Santa Barbara Asset Management (“Santa Barbara”), a subsidiary of Nuveen Investments, Inc. (“Nuveen”), proprietary “eco-filter” scoring system. The Fund may invest in companies in any industry, including companies that some investors may not consider to be environmentally friendly, such as chemical and petroleum-based energy companies. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. equity securities, but may invest up to 25% of its net assets in non-U.S. equity securities.

Santa Barbara Global Equity’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. and non-U.S. equity securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 25% of its net assets in companies located in emerging markets. The Fund will invest at least 40% of its net assets in non-U.S. equity securities.

Santa Barbara Growth Plus’ investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in equity securities of companies whose market capitalizations fall within the range of the largest and smallest companies in the Russell 1000 Index. “Plus” in the Fund’s name refers to the additional return the Fund seeks by taking short positions in stocks that are expected to underperform and using the proceeds from these short positions to take additional long positions in stocks that are expected to outperform. The Fund will take both long and short positions in securities. When the Fund takes a long position, the Fund purchases a security outright. When the Fund takes a short position, it sells a security that the Fund does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund may use all or a portion of the cash proceeds from short positions to take additional long positions. The Fund intends to target a net “long” market exposure of approximately 100%. The Fund’s long positions will range between 90% and 150% of the value of the Fund’s net assets. The Fund’s short positions will range between 0% and 50% of the value of the Fund’s net assets. The Fund invests primarily in U.S. equity securities but may invest up to 25% of its net assets plus borrowings in non-U.S. equity securities. “Borrowings” represent the proceeds from short positions less any uninvested cash from such short positions.

Tradewinds Japan’s investment objective is to provide long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of it net assets in equity securities issued by companied listed or domiciled in Japan. The Fund’s investment strategy is not designed to track the performance of any specific benchmark.

In June 2009, the Financial Accounting Standards Board (“FASB”) established the FASB Accounting Standards Codification™ (the “Codification”) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Codification did not have a material effect on the Funds’ financial statements.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the mean between the quoted bid and ask prices. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the mean between the most recent bid and ask prices of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security.

Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value. These securities are generally classified as Level 1.

Nuveen Investments	37

Notes to Financial Statements (continued)

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; fixed-income securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of an issue of securities would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the delayed delivery purchase commitments. At July 31, 2010, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Santa Barbara Global Equity, Santa Barbara Growth Plus and Tradewinds Japan impose a 2% redemption fee on shares that are redeemed or exchanged within 30 days of acquisition. Redemption fees are recorded as an increase to each Fund’s capital paid-in and recognized as “Redemption fees” on the Statement of Changes in Net Assets, when applicable.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than

38	Nuveen Investments

U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities and securities sold short are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities are recognized as a component of “Net unrealized gain (loss) from investments and foreign currency,”. The unrealized gains and losses resulting from changes in foreign exchange rates associated with securities sold short are recognized as a component of “Net unrealized gain (loss) from securities sold short”.

Derivative Instruments

Each Fund is authorized to invest in futures, options, swaps and other derivative instruments. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2010.

Enhanced Custody Program

Santa Barbara Growth Plus pursues a “long/short” investment strategy, pursuant to which it sells “short” up to 50% of the value of its initial “long” portfolio and purchases additional “long” investments with some or all of the proceeds of the short sale transactions. Financing of the short sale transactions is provided in part through lending securities in the Fund’s portfolio of investments. The administration and monitoring of the collateral requirements for both the short selling and securities lending activities is performed by the Fund’s custodian through its enhanced custody program.

Short Sale Transactions – When the Fund sells a security “short,” it borrows the security from a third party and pledges cash as collateral to secure its obligation to return the security to the lender either upon closing out the “short” position or upon demand from the lender. The cash used to collateralize the borrowing is provided from lending securities in the Fund’s portfolio of investments or from borrowing from the Fund’s custodian. Proceeds from short selling are used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The Fund is obligated to pay the lender from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund has segregated sufficient assets equal to at least the market value of the short sale obligation to preclude the obligation from being deemed a senior security of the Fund. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Securities Lending Transactions – In the ordinary course of business, up to 100% of the Fund’s portfolio of investments is available to be loaned to brokers, dealers and other financial institutions. The Fund may not loan securities in excess of 33 1/3% of its total assets, including the value of the cash collateral received in connection with such loans. Loans are secured by cash collateral received from the borrower equal at all times to at least 100% of the market value of the loaned securities. The Fund uses the cash collateral obtained from such loans primarily to collateralize the Fund’s borrowings of securities sold short. Any amount held in excess of that required to collateralize securities borrowed in short sale transactions is invested in liquid, high-grade, short-term instruments to enhance the earnings of the Fund. Such amounts are recognized as “Payable for collateral due to broker” on the Statement of Assets and Liabilities.

For its participation in the enhanced custody program, the Fund pays the custodian a fee based on the market value of the Fund’s outstanding short positions, which is recognized as “Enhanced custody expense” on the Statement of Operations.

Nuveen Investments	39

Notes to Financial Statements (continued)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

In determining the value of each Fund’s investments, various inputs are used. These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of July 31, 2010:

Santa Barbara Ecologic Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,079,967	$68,636	$—	$1,148,603

Santa Barbara Global Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$1,359,921	$12,876	$—	$1,372,797

Santa Barbara Growth Plus	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,390,590	$—	$—	$1,390,590
Short-Term Investments	111,630	—	—	111,630
Common Stocks Sold Short	(325,113)	—	—	(325,113)
Total	$1,177,107	$—	$—	$1,177,107

Tradewinds Japan	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$3,739,298	$120,691	$—	$3,859,989
Short-Term Investments	332,279	—	—	332,279
Total	$4,071,577	$120,691	$—	$4,192,268
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

40	Nuveen Investments

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended July 31, 2010.

4. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara EcoLogic Equity
	Year Ended 7/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Net Increase	—	$—	50,000	$1,000,000

	Santa Barbara Global Equity
	Year Ended 7/31/10		For the Period 4/24/09 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
	—	—	50,000	1,000,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	781	20,000	—	—
Class C	785	20,000	—	—
Class R3	782	20,000	—	—
Class I	779	20,000	—	—
Net increase (decrease)	3,127	$80,000	50,000	$1,000,000

	Santa Barbara Growth Plus
	Year Ended 7/31/10		For the Period 12/30/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	12,500	250,000
Net Increase	—	$—	50,000	$1,000,000

Nuveen Investments	41

Notes to Financial Statements (continued)

	Tradewinds Japan
	Year Ended 7/31/10		For the Period 12/29/08 (commencement of operations) through 7/31/09
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class C	—	—	12,500	250,000
Class R3	—	—	12,500	250,000
Class I	—	—	193,684	3,869,455
	—	—	231,184	4,619,455
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(6,699)	(149,141)	(26,338)	(530,972)
Net increase (decrease)	(6,699)	$(149,141)	204,846	$4,088,483

5. Investment Transactions

Purchases and sales (including proceeds from securities sold short but excluding short-term investments) for the fiscal year ended July 31, 2010, were as follows:

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Purchases	$225,542	$1,759,246	$1,344,805	$628,644
Sales	244,277	1,745,025	1,385,258	883,182

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2010, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Cost of investments	$970,454	$1,171,989	$1,323,974	$3,977,306
Gross unrealized:
Appreciation	$199,856	$221,512	$210,093	$378,592
Depreciation	(21,707)	(20,704)	(31,847)	(163,630)
Net unrealized appreciation (depreciation)	$178,149	$200,808	$178,246	$214,962

Permanent differences, primarily due to federal taxes paid, net operating losses, adjustments for investments in passive foreign investment companies, foreign currency reclassifications and investment in short sales resulted in reclassifications among the Funds’ components of net assets at July 31, 2010, the Funds’ tax year-end, as follows:

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Capital paid-in	$(63)	$(848)	$(6,462)	$(717)
Undistributed (Over-distribution of) net investment income	—	3,851	6,406	2,716
Accumulated net realized gain (loss)	63	(3,003)	56	(1,999)

42	Nuveen Investments

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2010, the Funds’ tax year end, were as follows:

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Undistributed net ordinary income *	$4,155	$88,118	$—	$54,313
Undistributed net long-term capital gains	11,513	238	10,527	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2010 and July 31, 2009, was designated for purposes of the dividends paid deduction as follows:

2010	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Distributions from net ordinary income*	$9,229	$80,000	$—	$81,082
Distributions from net long-term capital gains	—	—	—	—

2009	Santa** Barbara EcoLogic Equity	Santa*** Barbara Global Equity	Santa**** Barbara Growth Plus	Tradewinds** Japan
Distributions from net ordinary income*	$—	$—	$—	$—
Distributions from net long-term capital gains	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
***	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
****	For the period December 30, 2008 (commencement of operations) through July 31, 2009.

At July 31, 2010, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Tradewinds Japan
Expiration: July 31, 2018	$1,700

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly-owned subsidiary of Nuveen. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

During the period August 1, 2009 through June 30, 2010, the annual fund-level fee for each Fund, payable monthly, was calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara EcoLogic Equity Fund-Level Fee Rate	Santa Barbara Global Equity Fund-Level Fee Rate	Santa Barbara Growth Plus Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.9000%	.7900%
For the next $125 million	.5825	.6875	.8825	.7725
For the next $250 million	.5750	.6750	.8750	.7650
For the next $500 million	.5625	.6625	.8625	.7525
For the next $1 billion	.5500	.6500	.8500	.7400
For net assets over $2 billion	.5350	.6250	.8350	.7250

Nuveen Investments	43

Notes to Financial Statements (continued)

Effective July 1, 2010, each Fund’s fund-level fee, payable monthly, has been lowered. The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Santa Barbara EcoLogic Equity Fund-Level Fee Rate	Santa Barbara Global Equity Fund-Level Fee Rate	Santa Barbara Growth Plus Fund-Level Fee Rate	Tradewinds Japan Fund-Level Fee Rate
For the first $125 million	.5000%	.6500%	.8000%	.7000%
For the next $125 million	.4875	.6375	.7875	.6875
For the next $250 million	.4750	.6250	.7750	.6750
For the next $500 million	.4625	.6125	.7625	.6625
For the next $1 billion	.4500	.6000	.7500	.6500
For net assets over $2 billion	.4250	.5750	.7250	.6250

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds, with such daily managed assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. Daily managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed assets in certain circumstances. As of July 31, 2010, the complex-level fee rate was .1844%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara and Tradewinds Global Investors, LLC (“Tradewinds”). Santa Barbara and Tradewinds are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses (“Expense Cap”) of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, dividends expense on securities sold short, enhanced custody expense and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

Fund	Current/Temporary Expense Cap	Current /Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara EcoLogic Equity	1.00%	November 30, 2011	1.25%
Santa Barbara Global Equity	1.20	November 30, 2012	1.45
Santa Barbara Growth Plus*	1.25	November 30, 2011	1.60
Tradewinds Japan	1.25	November 30, 2011	1.50

*	During the period August 1, 2009 through June 30, 2010, the Current/Temporary Expense Cap for Santa Barbara Growth Plus was 1.35%. Effective July 1, 2010, Santa Barbara Growth Plus had its Current/Temporary Expense Cap modified to 1.25%.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trusts pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

44	Nuveen Investments

At July 31, 2010, Nuveen owned shares of each Fund as follows:

	Santa Barbara EcoLogic Equity	Santa Barbara Global Equity	Santa Barbara Growth Plus	Tradewinds Japan
Class A	12,500	13,281	12,500	12,500
Class C	12,500	13,285	12,500	12,500
Class R3	12,500	13,282	12,500	12,500
Class I	12,500	13,279	12,500	137,500

During the fiscal year ended July 31, 2010, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, retained all 12b-1 fees for each of the Funds.

8. New Accounting Standards

Fair Value Measurements

On January 21, 2010, FASB issued changes to the authoritative guidance under U.S. GAAP for fair value measurements. The objective of which is to provide guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities disclose Level 3 activity for purchases, sales, issuances and settlements in the Level 3 roll-forward on a gross basis rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2010. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	45

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

SANTA BARBARA ECOLOGIC EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010	$21.92	$.18		$2.01	$2.19	$(.22)	$—	$(.22)	$23.89	9.98%
2009(d)	20.00	.13		1.79	1.92	—	—	—	21.92	9.60
Class C (12/08)
2010	21.82	—	**	2.01	2.01	(.07)	—	(.07)	23.76	9.18
2009(d)	20.00	.05		1.77	1.82	—	—	—	21.82	9.10
Class R3 (12/08)
2010	21.89	.12		2.00	2.12	(.17)	—	(.17)	23.84	9.67
2009(d)	20.00	.10		1.79	1.89	—	—	—	21.89	9.45
Class I (12/08)
2010	21.95	.24		2.02	2.26	(.28)	—	(.28)	23.93	10.25
2009(d)	20.00	.16		1.79	1.95	—	—	—	21.95	9.75

46	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$299	4.54%		(2.55)%		1.24%		.75%		20%
274	5.70	*	(3.31	)*	1.25	*	1.14	*	16

297	5.29		(3.29)		1.99		.00	***	20
273	6.45	*	(4.06	)*	2.00	*	.39	*	16

298	4.79		(2.79)		1.49		.50		20
274	5.95	*	(3.56	)*	1.50	*	.89	*	16

299	4.29		(2.30)		.99		1.00		20
274	5.45	*	(3.06	)*	1.00	*	1.39	*	16
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GLOBAL EQUITY
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (4/09)
2010	$24.15	$(.03)	$3.28	$3.25	$—	$(1.60)	$(1.60)	$25.80	13.50%
2009(d)	20.00	.03	4.12	4.15	—	—	—	24.15	20.75
Class C (4/09)
2010	24.10	(.22)	3.26	3.04	—	(1.60)	(1.60)	25.54	12.67
2009(d)	20.00	(.01)	4.11	4.10	—	—	—	24.10	20.50
Class R3 (4/09)
2010	24.14	(.09)	3.26	3.17	—	(1.60)	(1.60)	25.71	13.26
2009(d)	20.00	.02	4.12	4.14	—	—	—	24.14	20.65
Class I (4/09)
2010	24.17	.04	3.27	3.31	—	(1.60)	(1.60)	25.88	13.79
2009(d)	20.00	.05	4.12	4.17	—	—	—	24.17	20.85

48	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$343	3.88%		(2.55)%		1.44%		(.11)%		136%
302	5.88	*	(3.91	)*	1.45	*	.53	*	37

339	4.63		(3.30)		2.19		(.86)		136
301	6.64	*	(4.66	)*	2.20	*	(.23	)*	37

342	4.13		(2.80)		1.69		(.36)		136
302	6.14	*	(4.16	)*	1.70	*	.28	*	37

344	3.63		(2.30)		1.19		.14		136
302	5.64	*	(3.66	)*	1.20	*	.78	*	37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period April 24, 2009 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	49

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SANTA BARBARA GROWTH PLUS
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010	$22.20	$(.08)	$1.49	$1.41	$—	$—	$—	$23.61	6.35%
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20	11.00
Class C (12/08)
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33	5.57
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10	10.50
Class R3 (12/08)
2010	22.16	(.14)	1.50	1.36	—	—	—	23.52	6.09
2009(e)	20.00	(.07)	2.23	2.16	—	—	—	22.16	10.85
Class I (12/08)
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71	6.66
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23	11.15

50	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(c)(d)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$295	5.87%		(4.12)%		2.09%		(.35)%		110%
277	6.57	*	(4.72	)*	2.22	*	(.36	)*	63

292	6.61		(4.86)		2.84		(1.10)		110
276	7.32	*	(5.46	)*	2.97	*	(1.11	)*	63

294	6.11		(4.37)		2.34		(.60)		110
277	6.82	*	(4.96	)*	2.47	*	(.61	)*	63

296	5.62		(3.88)		1.84		(.10)		110
278	6.32	*	(4.46	)*	1.97	*	(.11	)*	63
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody expense as follows:

Ratios of Dividends Expense on Securities Sold Short to Average Net Assets		Ratios of Enhanced Custody Expense to Average Net Assets
Year Ended July 31:
2010	.33%	.18%
2009(e)	.50*	.12*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TRADEWINDS JAPAN
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)
Class A (12/08)
2010	$21.09	$.12	$.37	$.49	$(.17)	$(.20)	$(.37)	$21.21	2.38%
2009(d)	20.00	.10	.99	1.09	—	—	—	21.09	5.45
Class C (12/08)
2010	20.99	(.04)	.38	.34	(.02)	(.20)	(.22)	21.11	1.65
2009(d)	20.00	.02	.97	.99	—	—	—	20.99	4.95
Class R3 (12/08)
2010	21.06	.06	.37	.43	(.12)	(.20)	(.32)	21.17	2.09
2009(d)	20.00	.07	.99	1.06	—	—	—	21.06	5.30
Class I (12/08)
2010	21.12	.17	.37	.54	(.22)	(.20)	(.42)	21.24	2.63
2009(d)	20.00	.08	1.04	1.12	—	—	—	21.12	5.60

52	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(c)
Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate

$265	4.32%		(2.28)%		1.49%		.55%		15%
264	2.95	*	(.55	)*	1.50	*	.90	*	23

264	5.07		(3.03)		2.24		(.20)		15
262	3.70	*	(1.29	)*	2.25	*	.15	*	23

265	4.57		(2.53)		1.74		.30		15
263	3.20	*	(.80	)*	1.75	*	.65	*	23

3,412	4.06		(2.00)		1.24		.82		15
3,534	2.67	*	(.69	)*	1.25	*	.74	*	23
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	For the period December 29, 2008 (commencement of operations) through July 31, 2009.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	200
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	200
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director, SS&C Technologies, Inc. (May 2005-October 2005); formerly, Director (1997-2007), Credit Research Center at George Washington University.	200
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	200
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and Chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	200
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	200
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	200

54	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	200

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer (since July 2007), Director (since 1999) and Chairman (since 2007) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Asset Management, Nuveen Investments Advisors, Inc.; President (since 2005) of Nuveen Commodities Asset Management, LLC.	200
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Investments, LLC; Managing Director, Associate General Counsel and Assistant Secretary, of Nuveen Asset Management (since 2002) and of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2005) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	200
Nizida Arriaga 6/1/68 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President of Nuveen Investments, LLC (since 2010); formerly, Vice President (2007-2010); previously, Portfolio Manager, Allstate Investments, LLC (1996-2006); Chartered Financial Analyst.	200
Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC; Vice President of Nuveen Asset Management (since 2005).	200
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since Oct 2008) of Nuveen Investments, Inc.; previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Mgt (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	200
Alan A. Brown 8/1/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Global Client Private Group (since 2007); Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	75

Nuveen Investments	55

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Investments, LLC and Managing Director (since 2005) of Nuveen Asset Management.	200
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management; Certified Public Accountant.	200
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Investments, LLC; Managing Director and Treasurer of Nuveen Asset Management (since 2009); formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	200
William T. Huffman 5/7/1969 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Chief Operating Officer, Municipal Fixed Income (since 2008) of Nuveen Asset Management; previously, Chairman, President and Chief Executive Officer (2002 – 2007) of Northern Trust Global Advisors, Inc. and Chief Executive Officer (2007) of Northern Trust Global Investments Limited; Certified Public Accountant.	136
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Senior Vice President (since 2008), formerly, Vice President (2006-2008) and Assistant Secretary (since 2003) of Nuveen Asset Management.	200
David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Senior Vice President (since 2009), formerly, Vice President (2000-2009) of Nuveen Investments, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management, Certified Public Accountant.	200
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Investments, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Asset Management.	200
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007).	200
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Investments, LLC; Managing Director (since 2008), formerly, Vice President and Assistant Secretary, Nuveen Asset Management and Nuveen Investments Holdings, Inc.; Vice President (since 2007) and Assistant Secretary, Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007); prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	200

56	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michelle A. McCarthy 7/6/65 333 West Wacker Drive Chicago, IL 60606	Vice President	2010	Managing Director, Director of Risk Management (since May, 2010), Nuveen Investments, LLC; formerly, Chief Risk Officer (2009-2010) of Russell Investment Group; formerly, SVP (2003-2009), Chief Market & Operational Risk Officer (2006-2009), Washington Mutual Bank.	200
John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Chief Investment Officer and Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Managing Director (since 2007), formerly, Vice President (2002-2007) Nuveen Investments, LLC; Chartered Financial Analyst.	136
Gregory T. Mino 1/4/71 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Vice President (since 2010) of Nuveen Investments, LLC, formerly, Vice President (2008-2010); previously, Director (2004-2007) and Executive Director (2007-2008) of UBS Global Asset Management; previously, Vice President (2000-2003) and Director (2003-2004) of Merrill Lynch Investment Managers; Chartered Financial Analyst.	200
Christopher M. Rohrbacher 8/1/71 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2008)	200
James F. Ruane 7/3/62 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments (since 2007); prior thereto, Partner, Deloitte & Touche USA LLP (2005-2007), formerly, senior tax manager (2002-2005); Certified Public Accountant.	200
John S. White 5/12/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Vice President (since 2009), formerly, Vice President (2006-2009) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	75
Mark L. Winget 12/21/68 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President, Nuveen Investments, LLC (since 2008); Vice President and Assistant Secretary, Nuveen Asset Management (since 2008); prior thereto, Counsel, Vedder Price P.C. (1997-2007).	200

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, a Nuveen-sponsored commodity pool that has filed a registration statement on Form S-1 with the SEC for a proposed initial public offering. The S-1 has not been declared effective, and the commodity pool has not commenced operations.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	57

Annual Investment Management Agreement Approval Process

(Unaudited)

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser (including sub-advisers) will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board members, including by a vote of a majority of the board members who are not parties to the advisory agreement or “interested persons” of any parties (the “Independent Board Members”), cast in person at a meeting called for the purpose of considering such approval. In connection with such approvals, the fund’s board members must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the advisory agreement. Accordingly, at a meeting held on May 25-26, 2010 (the “May Meeting”), the Boards of Trustees (each a “Board” and each Trustee, a “Board Member”) of the Funds, including a majority of the Independent Board Members, considered and approved the continuation of the advisory and sub-advisory agreements for the Funds for an additional one-year period. These agreements include the investment advisory agreements between Nuveen Asset Management (“NAM”) and each Fund and the sub-advisory agreements between (a) for each Fund except for the Nuveen Tradewinds Japan Fund, NAM and Santa Barbara Asset Management (“SBAM”) and (b) for the Nuveen Tradewinds Japan Fund, NAM and Tradewinds Global Investors, LLC (“Tradewinds”; SBAM and Tradewinds are each a “Sub-Adviser”). In preparation for their considerations at the May Meeting, the Board also held a separate meeting on April 21-22, 2010 (the “April Meeting”). Accordingly, the factors considered and determinations made regarding the renewals by the Independent Board Members include those made at the April Meeting.

In addition, in evaluating the applicable advisory agreements (each an “Investment Management Agreement”) and sub-advisory agreements (each, a “Sub-advisory Agreement,” and each Investment Management Agreement and Sub-advisory Agreement, an “Advisory Agreement”), the Independent Board Members reviewed a broad range of information relating to the Funds, NAM and the Sub-Advisers (NAM and each Sub-Adviser are each a “Fund Adviser”), including absolute and comparative performance, fee and expense information for the Funds (as described in more detail below), the profitability of Nuveen for its advisory activities (which includes its wholly owned subsidiaries), and other information regarding the organization, personnel, and services provided by the respective Fund Adviser. The Independent Board Members also met quarterly as well as at other times as the need arose during the year and took into account the information provided at such meetings and the knowledge gained therefrom. Prior to approving the renewal of the Advisory Agreements, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed materials from independent legal counsel describing applicable law and their duties in reviewing advisory contracts, and met with independent legal counsel in private sessions without management present. The Independent Board Members considered the legal advice provided by independent legal counsel and relied upon their knowledge of the Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year and their own business judgment in determining the factors to be considered in evaluating the Advisory Agreements. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line, including the development of new practices and coordination among business units with respect to large shareholder transactions, streamlining the classes offered, and adding funds to various distribution platforms.

As part of their review, the Independent Board Members also evaluated the background, experience and track record of the Fund Adviser’s investment personnel. In this regard, the Independent Board Members considered any changes in the personnel, and the impact on the level of services provided to the Funds, if any. The Independent Board Members also reviewed information regarding portfolio manager compensation arrangements to evaluate the Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive for taking undue risks.

In addition to advisory services, the Independent Board Members considered the quality of administrative services provided by NAM and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. Given the importance of compliance, the Independent Board Members also considered NAM’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

The Independent Board Members also considered NAM’s oversight of the performance, business activities and compliance of the Sub-Advisers. In that regard, the Independent Board Members reviewed an evaluation of each Sub-Adviser from NAM. The evaluation also included information relating to the respective Sub-Adviser’s organization, operations, personnel, assets under management, investment philosophy, strategies and techniques in managing the applicable Funds, developments affecting the Sub-Adviser, and an analysis of the Sub-Adviser. As described in further detail below, the Board also considered the performance of each Fund. In addition, the Board recognized that the Sub-advisory Agreements were essentially agreements for portfolio management services only and the Sub-Advisers were not expected to supply other significant administrative services to the respective Funds. As part of their

58	Nuveen Investments

oversight, the Independent Board Members also continued their program of seeking to visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members met with each Sub-Adviser in 2009 and 2010. The Independent Board Members noted that NAM recommended the renewal of the Sub-advisory Agreements and considered the basis for such recommendations.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Investment Management Agreement or Sub-advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board considered the performance results of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks. In this regard, the performance information the Board reviewed included the Fund’s total return information compared to the returns of its Performance Peer Group and recognized and/or customized benchmarks for the quarter and one-year periods ending December 31, 2009 and for the same periods ending March 31, 2010 (or for the periods available for Funds that did not exist for part of the foregoing time frames). Moreover, the Board reviewed the peer ranking of the Nuveen funds sub-advised by each Sub-Adviser in the aggregate. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. In reviewing peer comparison information, the Independent Board Members recognized that the Performance Peer Group of certain funds may not adequately represent the objectives and strategies of the funds, thereby limiting the usefulness of comparing a fund’s performance with that of its Performance Peer Group.

Based on their review, the Independent Board Members determined that each Fund’s investment performance over time had been satisfactory. In this regard, however, the Board noted that each Fund was a relatively new fund with a performance history that is generally too short for a meaningful assessment of performance

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and/or Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used; may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Independent Board Members noted that the Funds had net management fees and/or net expense ratios below, at or near (within 5 basis points or less) the peer average of their respective Peer Group or Peer Universe.

Notwithstanding the foregoing, the Independent Board Members recognized that NAM intended to reduce the management fees and/or expense caps on certain of the Nuveen funds, including the Funds. The Nuveen Santa Barbara Growth Plus Fund would also have a corresponding reduction in its expense cap. In addition, it was noted that all of the Funds received significant management fee waivers and/or expense reimbursements.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by NAM to other clients. Such clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments	59

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In considering the fees of the Sub-Advisers, the Independent Board Members also considered the pricing schedule or fees that each Sub-Adviser charges for similar investment management services for other fund sponsors or clients (such as retail and/or institutional managed accounts) as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2009. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they had also appointed an Independent Board Member as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of NAM, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Independent Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency

60	Nuveen Investments

transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Advisers, the Independent Board Members considered that each Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Independent Board Members further noted that each Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Investment Management Agreements and Sub-advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Investment Management Agreements and the Sub-advisory Agreements be renewed.

Nuveen Investments	61

Notes

62	Nuveen Investments

Notes

Nuveen Investments	63

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Competitive Short: Taking long and short equity positions either within the same industry or across different industries. For example, this might involve taking a long position in a computer maker and a short position in another computer maker. Similarly, it might involve taking a long position in an airline and a short position in a railroad.

Cover Short (also known as a Short Cover): Buying stock to close out a previously established short position.

Long Position: A security the Fund owns in its portfolio.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Short Position: A security the Fund does not own but has sold short through the delivery of a borrowed security to the borrower.

64	Nuveen Investments

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Tradewinds Global Investors, LLC

2049 Century Park East

Los Angeles, CA 90067

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Santa Barbara EcoLogic Equity Fund	100%	100%
Nuveen Santa Barbara Global Equity Fund	5%	17%
Nuveen Tradewinds Japan Fund	0%	100%

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (“FINRA”) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	65

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $150 billion of assets on June 30, 2010.

Find out how we can help you.

To learn more about the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Distributed by Nuveen Investments, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-SBTW-0710P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2010	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	11,352	0	5,500	5,000
Tradewinds Global All-Cap Fund	16,508	0	2,750	0
Tradewinds International Value Fund	20,650	0	2,750	0
Santa Barbara Growth Fund	10,772	0	2,750	0
Tradewinds Global Resources Fund	10,646	0	2,750	0
Tradewinds Emerging Markets Fund [5]	10,528	0	2,200	0
Tradewinds Japan Fund [5]	10,537	0	0	0
Santa Barbara EcoLogic Equity Fund [5]	10,510	0	0	0
Santa Barbara Growth Plus Fund [6]	13,760	0	0	0
Tradewinds Global All-Cap Plus Fund [6]	13,839	0	0	0
Santa Barbara Global Equity Fund [7]	10,511	0	0	0
Santa Barbara International Equity Fund [7]	10,511	0	0	0
Winslow Large-Cap Growth Fund [8]	10,549	0	0	0
Tradewinds Global Flexible Allocation Fund [9]	22,130	0	0	0

Total	$182,803	$0	$18,700	$5,000

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations December 29, 2008.
[6]	The Fund commenced operations December 30, 2008.
[7]	The Fund commenced operations April 24, 2009.
[8]	The Fund commenced operations May 15, 2009.
[9]	The Fund commenced operations May 27, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund [1]	0%	0%	0%	0%
Tradewinds Japan Fund [1]	0%	0%	0%	0%
Santa Barbara EcoLogic Equity Fund [1]	0%	0%	0%	0%
Santa Barbara Growth Plus Fund [2]	0%	0%	0%	0%
Tradewinds Global All-Cap Plus Fund [2]	0%	0%	0%	0%
Santa Barbara Global Equity Fund [3]	0%	0%	0%	0%
Santa Barbara International Equity Fund [3]	0%	0%	0%	0%
Winslow Large-Cap Growth Fund [4]	0%	0%	0%	0%
Tradewinds Global Flexible Allocation Fund [5]	0%	0%	0%	0%

[1]	The Fund commenced operations December 29, 2008.
[2]	The Fund commenced operations December 30, 2008.
[3]	The Fund commenced operations April 24, 2009.
[4]	The Fund commenced operations May 15, 2009.
[5]	The Fund commenced operations May 27, 2010.

Fiscal Year Ended July 31, 2009	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Santa Barbara Dividend Growth Fund	9,180	0	2,750	0
Tradewinds Global All-Cap Fund	28,639	0	2,750	0
Tradewinds International Value Fund	60,749	0	2,750	0
Santa Barbara Growth Fund	8,059	0	2,750	0
Tradewinds Global Resources Fund	5,973	0	2,750	0
Tradewinds Emerging Markets Fund [5]	5,738	0	0	0
Tradewinds Japan Fund [5]	5,991	0	0	0
Santa Barbara EcoLogic Equity Fund [5]	5,738	0	0	0
Santa Barbara Growth Plus Fund [6]	5,737	0	0	0
Tradewinds Global All-Cap Plus Fund [6]	5,738	0	0	0
Santa Barbara Global Equity Fund [7]	7,325	0	0	0
Santa Barbara International Equity Fund [7]	7,325	0	0	0
Winslow Large-Cap Growth Fund [8]	7,325	0	0	0
Tradewinds Global Flexible Allocation Fund [9]	N/A	N/A	N/A	N/A

Total	$163,517	$0	$13,750	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The Fund commenced operations December 29, 2008.

[6]	The Fund commenced operations December 30, 2008.
[7]	The Fund commenced operations April 24, 2009.
[8]	The Fund commenced operations May 15, 2009.
[9]	The Fund commenced operations May 27, 2010.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Tradewinds Global All-Cap Fund	0%	0%	0%	0%
Tradewinds International Value Fund	0%	0%	0%	0%
Santa Barbara Growth Fund	0%	0%	0%	0%
Tradewinds Global Resources Fund	0%	0%	0%	0%
Tradewinds Emerging Markets Fund [1]	0%	0%	0%	0%
Tradewinds Japan Fund [1]	0%	0%	0%	0%
Santa Barbara EcoLogic Equity Fund [1]	0%	0%	0%	0%
Santa Barbara Growth Plus Fund [2]	0%	0%	0%	0%
Tradewinds Global All-Cap Plus Fund [2]	0%	0%	0%	0%
Santa Barbara Global Equity Fund [3]	0%	0%	0%	0%
Santa Barbara International Equity Fund [3]	0%	0%	0%	0%
Winslow Large-Cap Growth Fund [4]	0%	0%	0%	0%
Tradewinds Global Flexible Allocation Fund [5]	N/A	N/A	N/A	N/A

[1]	The Fund commenced operations December 29, 2008.
[2]	The Fund commenced operations December 30, 2008.
[3]	The Fund commenced operations April 24, 2009.
[4]	The Fund commenced operations May 15, 2009.
[5]	The Fund commenced operations May 27, 2010.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

        The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2010	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2009	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

        The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2010	Total Non-Audit Fees Billed to Trust		Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	10,500		0	0	10,500
Tradewinds Global All-Cap Fund	4,471	[1]	0	0	4,471
Tradewinds International Value Fund	4,471	[1]	0	0	4,471
Santa Barbara Growth Fund	2,750		0	0	2,750
Tradewinds Global Resources Fund	6,191	[1]	0	0	6,191
Tradewinds Emerging Markets Fund [2]	3,576	[1]	0	0	3,576
Tradewinds Japan Fund [2]	1,032	[1]	0	0	1,032
Santa Barbara EcoLogic Equity Fund [2]	0		0	0	0
Santa Barbara Growth Plus Fund [3]	0		0	0	0
Tradewinds Global All-Cap Plus Fund [3]	1,032	[1]	0	0	1,032
Santa Barbara Global Equity Fund [4]	0		0	0	0
Santa Barbara International Equity Fund [4]	0		0	0	0
Winslow Large-Cap Growth Fund [5]	0		0	0	0
Tradewinds Global Flexible Allocation Fund [6]	0		0	0	0

Total	$34,024		$0	$0	$34,024

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[2]	The Fund commenced operations December 29, 2008.
[3]	The Fund commenced operations December 30, 2008.
[4]	The Fund commenced operations April 24, 2009.
[5]	The Fund commenced operations May 15, 2009.
[6]	The Fund commenced operations May 27, 2010.

Fiscal Year Ended July 31, 2009	Total Non-Audit Fees Billed to Trust		Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Santa Barbara Dividend Growth Fund	2,750		0	0	2,750
Tradewinds Global All-Cap Fund	4,539	[1]	0	0	4,539
Tradewinds International Value Fund	4,539	[1]	0	0	4,539
Santa Barbara Growth Fund	2,750		0	0	2,750
Tradewinds Global Resources Fund	6,328	[1]	0	0	6,328
Tradewinds Emerging Markets Fund [2]	0		0	0	0
Tradewinds Japan Fund [2]	0		0	0	0
Santa Barbara EcoLogic Equity Fund [2]	0		0	0	0
Santa Barbara Growth Plus Fund [3]	0		0	0	0
Tradewinds Global All-Cap Plus Fund [3]	0		0	0	0
Santa Barbara Global Equity Fund [4]	0		0	0	0
Santa Barbara International Equity Fund [4]	0		0	0	0
Winslow Large-Cap Growth Fund [5]	0		0	0	0
Tradewinds Global Flexible Allocation Fund [6]	N/A		N/A	N/A	N/A

Total	$20,905		$0	$0	$20,905

“Non-Audit Fees Billed to Trust” represent “Tax Fees” and “All Other Fees” billed to each Fund in their respective amounts from the previous table.

[1]	The “Total Non-Audit Fees Billed to Fund” includes tax fees paid by the Fund to Ernst & Young, LLP.
[2]	The Fund commenced operations December 29, 2008.
[3]	The Fund commenced operations December 30, 2008.
[4]	The Fund commenced operations April 24, 2009.
[5]	The Fund commenced operations May 15, 2009.
[6]	The Fund commenced operations May 27, 2010.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

a)	See Portfolio of Investments in Item 1

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Shareholder Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by
Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 8, 2010

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 8, 2010